Activa
[Activa logo]
Prospectus
APRIL 29, 2000


ACTIVA MONEY MARKET FUND
   Sub-Adviser: JP Morgan Investment
   Management Inc.

ACTIVA INTERMEDIATE BOND FUND
   Sub-Adviser: Van Kampen Management Inc.

ACTIVA VALUE FUND
   Sub-Adviser: Wellington Management Co. LLP

ACTIVA GROWTH FUND
   Sub-Adviser: State Street Research &
   Management Company

ACTIVA INTERNATIONAL FUND
   Sub-Adviser: Nicholas-Applegate Capital
   Management

A selection of stock, bond, and money market funds, managed by professional advisers, which are designed to help investors meet their financial goals.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

[ACTIVA Mutual Funds - LOGO]

ACTIVA Mutual Funds Prospectus

Contents

                                                                      Page

FACTS AT A GLANCE                                                        1

ACTIVA MONEY MARKET FUND                                                 2

ACTIVA INTERMEDIATE BOND FUND                                            3

ACTIVA VALUE FUND                                                        4

ACTIVA GROWTH FUND                                                       6

ACTIVA INTERNATIONAL FUND                                                6

EXPENSES                                                                 7

ORGANIZATION AND MANAGEMENT

   Organization of the Funds                                             8

   Investment Management                                                 8

   The Sub-Advisers                                                      8

   Fundamental Investment Policies                                       9

   Pricing of Fund Shares                                                9

   Purchase of Fund Shares                                               9

   How Shares are Redeemed                                               9

   Exchange Privilege                                                   11

   Additional Account Policies                                          11


                                                                      Page

   Internet Address                                                     11

   Retirement Plans                                                     11

   Dividend & Capital Gain

      Distributions to Shareholders                                     11

   Tax Consequences                                                     11

   Distribution Plan                                                    12

   Shareholder Inquiries                                                12

SUB-ADVISERS HISTORICAL PERFORMANCE                                     13

RISK FACTORS AND SPECIAL CONSIDERATION

   General Investment Risks                                             14

   International Investment Risks
      and Considerations                                                14

   General Fixed Income

      Securities Risks                                                  15

   Other Risks                                                          15

FINANCIAL HIGHLIGHTS                                                    18


[ACTIVA Mutual Funds - LOGO]

Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288 (800) 346-2670

FACTS AT A GLANCE

Investment Objective

Each of the five Activa mutual funds (the "Funds") seeks as high a level of return over time as is consistent with its particular investment strategy and level of potential risk. There is no assurance the funds will achieve their objective.

Strategies and Risks/Reward

ACTIVA MONEY MARKET FUND. A money market fund which seeks as high a level of current income as is consistent with the preservation of capital and liquidity. The Fund invests in high quality money market securities. Risk/Reward. Lowest potential risk and reward.

ACTIVA INTERMEDIATE BOND FUND. A bond fund which seeks as high a level of income as is consistent with moderate risk of capital and maintenance of liquidity. The Fund invests primarily in marketable debt securities. Risk/Reward. Potential for moderate to high income with commensurate share price fluctuation.

ACTIVA VALUE FUND. A stock fund which seeks long-term growth of capital. The Fund invests primarily in stocks believed by the Fund to be undervalued by the marketplace with above-average potential for capital appreciation. Risk/Reward. Lower risk than a fund investing in growth stocks, but greater risk than a bond fund.

ACTIVA GROWTH FUND. A stock fund which seeks long-term growth of capital appreciation. The Fund invests primarily in stocks believed by the Fund to have long-term growth potential. Risk/Reward. Lower risk than an international fund, but greater than a value fund.

ACTIVA INTERNATIONAL FUND. A stock fund which seeks maximum long-term capital appreciation. The Fund invests primarily in common stocks of non-U.S. companies which the Fund believes to have long-term growth potential. Risk/Reward. The Fund's share price will fluctuate with changes in market, economic, and foreign currency exchange conditions. High potential risk and reward.

Investment Management

Activa Asset Management, LLC is responsible for the overall administration and management of each fund. Day-to-day decisions with respect to the purchase and sale of securities are made by each Fund's Sub-Adviser. The Sub-Advisers have been selected by Activa Asset Management, Inc. and the Board of Trustees of each Fund.


LOWER RISK/                                                        HIGHER RISK/
LOWER REWARD                                                       HIGHER REWARD

THE ACTIVA MONEY MARKET FUND

          THE ACTIVA INTERMEDIATE BOND FUND

                       THE ACTIVA VALUE FUND

                                        THE ACTIVA GROWTH FUND

                                                   THE ACTIVA INTERNATIONAL FUND



                                                ACTIVA Mutual Funds Prospectus 1

ACTIVA Money Market Fund

Investment Objective

The Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

Principal Investment Strategy

The Fund invests in a broad spectrum of high-quality U.S. dollar-denominated money market securities. The Fund's investments may include obligations issued by the U.S. Treasury, government agencies, domestic and foreign banks and corporations, foreign governments, repurchase agreements, as well as asset-backed securities, taxable municipal obligations, and other money market instruments. The average weighted maturity of the securities held by the fund will not exceed 90 days.

The Fund's Sub-Adviser, J.P. Morgan Investment Management Inc., analyzes a range of factors, including current yields, economic forecasts, and anticipated fiscal and monetary policies, in order to establish the desired dollar weighted average maturity for the Fund. Investments are made across different sectors for diversification and to take advantage of yield spreads.

The Fund is newly organized and has not completed its first year of operations. Accordingly, information as to historical investment performance is not included in this prospectus.

Risk Factors

Like any investment, an investment in the Fund is subject to risk. For example, the issuer or guarantor of a portfolio security could default on its obligation. Or an unexpected rise in interest rates could lead to a loss in share price. To the extent that the fund invests in foreign securities, the Fund could lose money because of foreign government actions, political instability, or lack of adequate and accurate information. For additional information regarding risk factors, please see "Risk and Special Considerations" starting on page 14.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


2 ACTIVA Mutual Funds Prospectus

ACTIVA Intermediate Bond Fund

Investment Objective

The Fund seeks as high a level of current income as is consistent with moderate risk of capital and maintenance of liquidity.

Principal Investment Strategy

The Fund invests primarily in investment-grade debt securities, including U.S. Government and agency securities, corporate bonds, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. The average maturity of securities held by the Fund is expected to be three to ten years. Investment-grade debt securities include bonds rated BBB or higher by Standard and Poor's or Baa or higher by Moody's.

The Fund's Sub-Adviser, Van Kampen Management Inc., analyzes of a range of factors, including current yields, economic forecasts, and anticipated fiscal and monetary policies, in order to establish the desired average maturity for the Fund. Investments are made across different sectors for diversification and to take advantage of yield spreads.

The Fund is newly organized and has not completed its first year of operations. Accordingly, information as to historical investment performance is not including in this prospectus.

Risk Factors

Like any investment, an investment in the Fund is subject to risk. The principal risks are credit risk (the risk that the issuer of a portfolio security could default on its obligation), market risk (the risk that an unexpected rise in interest rates could lead to a loss in share price) and prepayment risk (the risk that an issuer may prepay a fixed income security before maturity). For additional information regarding risk factors, please see "Risk and Special Considerations" starting on page 14.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, it is possible to lose money by investing in the Fund.


                                                ACTIVA Mutual Funds Prospectus 3

ACTIVA Value Fund

Investment Objective

The Fund seeks maximum long-term capital appreciation. Dividend income, while a factor in portfolio selection, is secondary to the Fund's principal objective.

Principal Investment Strategy

The Fund invests primarily in common stocks of large and medium-size U.S. companies which the Fund's Sub-Adviser believes are undervalued by the marketplace with above-average potential for capital appreciation.

The Fund's Sub-Adviser, Wellington Management Company, LLP, implements the construction of the Fund's portfolio based upon the analysis and input of the firm's industry analysts. These analysts often spend their entire careers covering a single industry. Their in-depth knowledge and broad perspective makes them well positioned to recognize change early, enabling them to identify companies which appear to have potential for long-term growth, but which are trading at low valuations relative to intrinsic worth and/or historical market levels. Such stocks are typically called "value stocks". Diversification is achieved by investing in a number of different industries and companies.

Risk Factors

Like any investment, an investment in the Fund is subject to risk. The value of the Fund's investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. While investments are selected which the Sub-Adviser believes have potential for appreciation, their value could decline. It is therefore possible to lose money by investing in the Fund. For further information about risk factors, please see "Risk Factors and Special Considerations" starting on page 14.

Past Performance

The two tables below show the Fund's annual returns and its long-term performance. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second compares the Fund's performance over time to that of the Standard and Poor's 500 Stock Index ("S&P 500") and the Russell 1000 Value Index ("Value Index").

As with all mutual funds, past performance is not a prediction of future results.


4 ACTIVA Mutual Funds Prospectus

ACTIVA Value Fund continued

Year-by-Year Performance

Annual Total Return
of the Activa Value Fund

[chart info]

1990     1.01%

1991     41.81%

1992     1.77%

1993     10.85%

1994     (5.87)%

1995     30.55%

1996     23.18%

1997     22.47%

1998     10.17%

1999     (6.70)%


During the periods shown in the chart, the Fund's highest return for a quarter was 20.53% (quarter ending March 31, 1991), and the Fund's lowest return for a quarter was -14.60% (quarter ending September 30, 1999).


* Wellington Management Company, LLP, has been the Fund's Sub-Adviser since December 30, 1999.


                                               Average Annual Total Return for the
                                                Periods Ended December 31, 1999*
---------------------------------------------------------------------------------------------

                                  PAST 1 YEAR          PAST 5 YEARS             PAST 10 YEARS
ACTIVA VALUE FUND                   -6.70%                15.15%                    11.90%
RUSSELL 1000 VALUE*                  7.35%                23.07%                    15.60%
S&P 500*                            21.04%                28.54%                    18.20%


* The S&P 500 Index represents an unmanaged index generally representative of the U.S. stock market. The Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies, which is compiled independently by the Frank Russell Companies. Neither index is impacted by Fund operating expenses.


                                                ACTIVA Mutual Funds Prospectus 5

ACTIVA Growth Fund

Investment Objective

The Fund seeks long-term growth of capital.

Principal Investment Strategy

The Fund invests primarily in stocks believed by the investment manager to have long-term growth potential. In selecting stocks, the Fund's Sub-Adviser, State Street Research & Management Company, seeks to identify large capitalization stocks with sustainable above average earnings growth, competitive advantages and leadership positions. Generally, the Fund invests in a diversified portfolio of stocks, consistent with the Sub-Adviser's general outlook and fundamental research on particular companies. Diversification is achieved by investing in a number of different industries and companies. Additionally, the Fund attempts to manage risk by employing fundamental and quantitative analysis.


The Fund is newly organized and has not completed its first year of operations. Accordingly, information as to historical investment performance is not included in this prospectus.

Risk Factors

Like any investment, an investment in the Fund is subject to risk. The value of the Fund's investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. While investments are selected which the Sub-Adviser believes have growth potential, their value could decline. Therefore, it is possible to lose money by investing in the Fund. For further information about risk factors, please see "Risk Factors and Special Considerations" starting on page 14.



ACTIVA International Fund

Investment Objective

The Fund seeks maximum capital appreciation.

Principal Investment Strategy

The Fund invests primarily in common stocks of large and medium-sized non-U.S. companies which the Fund believes have the potential for long-term growth.

The Fund's Sub-Adviser, Nicholas-Applegate Capital Management, analyzes the financial conditions and competitiveness of individual companies worldwide. The Sub-Adviser uses a blend of fundamental and computer-assisted research to uncover signs of positive business developments which are not fully reflected in a company's stock price. Diversification is achieved by investing in a number of different countries, industries, and companies.

Risk Factors

Like any investment, an investment in the Fund is subject to risk. The value of the Fund's investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Investments in international stocks are subject to certain additional risks, including changing currency values, different political and regulatory environments, and other market and economic factors in the countries where the Fund invests. While investments are selected which the Sub-Adviser believes have long-term growth potential, their value could decline. Therefore, it is possible to lose money by investing in the Fund. For further information about risk factors, please see "Risk Factors and Special Considerations" starting on page 14.


6 ACTIVA Mutual Funds Prospectus

EXPENSES

This Table describes the fees and expenses that you may pay if you buy and hold shares of each of the Funds.

                   SHAREHOLDER TRANSACTION EXPENSES (FEES PAID
                  DIRECTLY FROM YOUR INVESTMENT) FOR EACH FUND.

         MAXIMUM SALES CHARGE IMPOSED ON PURCHASES                        NONE

         MAXIMUM DEFERRED SALES CHARGE                                    NONE

         MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS             NONE

         EXCHANGE FEE                                                     NONE


                 ANNUAL FUND OPERATING EXPENSES PAID BY THE FUND

                                              MONEY MARKET           BOND          VALUE       GROWTH         INTERNATIONAL

        MANAGEMENT FEES                           .39%               .34%          .50%         .69%              .83%

        DISTRIBUTION & SERVICE
          (12b-1) FEES                            -0-%               .15%          .15%         .15%              .15%

        OTHER EXPENSES                            .26%               .23%          .35%         .44%              .43%
-----------------------------------------------------------------------------------------------------------------------------------
                                                  .65%               .72%         1.00%        1.28%             1.41%


Total Fund Operating Expenses for all Funds, other than the Value Fund, are based upon estimated total annualized expenses to be incurred by each of the Funds for the year ended December 31, 2000. The Value Fund Operating Expenses are based upon total expenses incurred by the Fund for Class A for the year ended December 31, 1999. Adjustments have been made to reflect the Trust's 12b-1 distribution plan which allows a maximum annual rate of 0.25 of 1% of the average daily net assets of each Fund. The maximum amount presently authorized by the Trustees is 0.15 of 1% for each Fund except the Money Market Fund. Also, the advisory fee has been adjusted to reflect the new fee approved by the Trustees and shareholders effective September 1, 1999.


The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                                                           1 YEAR            3 YEARS          5 YEARS          10 YEARS

        MONEY MARKET FUND                                 $ 65.40           $204.86           $356.76          $ 798.38

        BOND FUND                                           73.54            230.20            400.56            894.49

        VALUE FUND                                         102.00            318.40            552.46           1224.62

        GROWTH FUND                                        130.38            402.70            699.07           1542.02

        INTERNATIONAL FUND                                 143.53            446.24            771.07           1690.84


The example does not reflect sales charges (loads) on reinvested dividends (and other distributions). If these sales charges (loads) were included, your costs would be higher.


                                                ACTIVA Mutual Funds Prospectus 7

ORGANIZATION AND MANAGEMENT

Organization of the Funds

Each Fund is a series of Activa Mutual Fund Trust, a Delaware business trust. The Funds are governed by a Board of Trustees, which meets regularly to review the Funds' investments, performance, expenses, and other business affairs. The policy of each Fund is that a majority of Board members will be independent of the Fund's Investment Adviser and Sub-Advisers.

Investment Management

Activa Asset Management LLC ("Activa") serves as the Investment Adviser of each Fund. Activa's offices are located at 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Subject to the direction of the Board of Trustees, Activa provides overall investment strategy for each Fund and furnishes all office space, facilities, equipment and personnel which is necessary for servicing the investments of the Funds.

Activa, together with the Board of Trustees, is responsible for selecting one or more Sub-Advisers for each Fund. The Sub-Advisers furnish investment advice and manage on a regular basis the investment portfolio of each Fund. The Sub-Advisers make investment decisions on behalf of the Funds and place all orders for the purchase or sale of portfolio securities. The Sub-Advisers are employed by Activa and Activa, not the Funds, is responsible for paying their fees.

Activa monitors and evaluates the investment performance of each Sub-Adviser. If Activa believes it is in a Fund's best interests, Activa may recommend that the Fund change Sub-Advisers or retain additional Sub-Advisers. Any such action must be approved by the Fund's Trustees, including a majority of the Fund's Independent Trustees. Such action would not require approval of the Fund's shareholders. However, if a Fund hires new or additional Sub-Advisers, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days. Additional information about the selection of Sub-Advisers is contained in the Statement of Additional Information.

Activa has ultimate responsibility for the investment performance of the Funds due to its responsibility, subject to oversight by the Board of Trustees, to oversee the Sub-Advisers and recommend their hiring, termination, and replacement.

The Sub-Advisers

The Sub-Adviser of Activa Money Market Fund is J.P. Morgan Investment Management Inc., New York, New York. The Sub-Adviser is a subsidiary of J.P. Morgan & Co., Incorporated ("J.P. Morgan"). J.P. Morgan, through the Sub-Adviser and other subsidiaries, currently manages approximately $349 billion for individual and institutional investors. A team of portfolio managers and traders of the Sub-Adviser are responsible for the day-to-day management of Activa Money Market Fund.

The Sub-Adviser of Activa Intermediate Bond Fund is Van Kampen Management Inc., a wholly-owned subsidiary of Van Kampen Investments Inc. of Oakbrook Terrace, Illinois. Together with its affiliates, Van Kampen Management Inc. currently manages and/or supervises over $75 billion for institutional and individual investors. A team of officers of the Sub-Adviser is responsible for the day-to-day management of Activa Intermediate Bond Fund.

The Sub-Adviser of Activa Value Fund is Wellington Management Company, LLP, Boston, Massachusetts. Wellington Management currently manages over $230 billion for institutional and individual investors. Doris Dwyer Chu, Vice President, is primarily responsible for the day-to-day management of Activa Value Fund. Ms. Chu joined Wellington Management in 1998. She was previously a partner and portfolio manager with Grantham, Mayo, Van Otterloo & Company (1985-1998).

The Sub-Adviser of Activa Growth Fund is State Street Research & Management Company, Boston, Massachusetts. State Street Research currently manages over $50 billion for individual and institutional investors. The Large Cap Growth


8 ACTIVA Mutual Funds Prospectus

ORGANIZATION AND MANAGEMENT continued

Team of State Street Research is responsible for the day-to-day management of Activa Growth Fund.

The Sub-Adviser of Activa International Fund is Nicholas-Applegate Capital Management, San Diego, California. Nicholas-Applegate currently manages over $30 billion for individual and institutional investors. The International/Global management team of Nicholas-Applegate is responsible for the day-to-day management of Activa International Fund.

Fundamental Investment Policies

The fundamental investment policies contained in each Fund's Statement of Additional Information and the investment objective of each Fund may not be changed without a shareholder vote. The Board of Trustees of each Fund may change any other policies or investment strategies.

Pricing of Fund Shares

The net asset value of each Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.

Each Fund's investments are generally valued at current market value. If market quotations are not readily available, the Fund's investments will be valued at fair value as determined by the Fund's Board of Trustees.

Purchase Of Shares

In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment for each Fund is $500 or more. Additional investments of $50 or more can be made at any time by using the lower portion of your account statement. Checks should be made payable to "Activa Asset Management LLC" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 48546. Third party checks will not be accepted.

All purchases will be made at the Net Asset Value per share next calculated after the Fund receives your investment and application in proper form.

How Shares Are Redeemed

Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption charge by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail, telephone or telegram. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Redemption proceeds may be delayed until investments credited to your account have been received and collected.

BY MAIL: When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne S.E., Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, limited liability companies, retirement plans, individual retirement accounts and profit sharing plans.

BY PHONE: At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone or telegram exchange or redemption


                                                ACTIVA Mutual Funds Prospectus 9

ORGANIZATION AND MANAGEMENT continued


option. You may redeem shares under this option by calling the Fund at the number indicated on the front of this Prospectus on any business day. Requests received after 4:00 p.m. when the market has closed will receive the next day's price. By establishing the telephone or telegram exchange or redemption option, you authorize the Transfer Agent to honor any telephone or telegram exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming by the telephone and telegram exchange and cannot be in certificate form unless the certificate is tendered with the request for redemption. Certificated shares cannot be redeemed by the telephone and telegram exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.

The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone or telegram exchange or redemption option at any time. Before this option is effective for a corporation, partnership, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone and telegram exchange or redemption requests which are made in accordance with the procedures approved by shareholders.

SPECIAL CIRCUMSTANCES: In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 30 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.

Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.

The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.


10 ACTIVA Mutual Funds Prospectus

ORGANIZATION AND MANAGEMENT continued

Exchange Privilege

Shares of each Fund may be exchanged for shares of any other Activa Fund.

The Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone or telegram exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the accounts are of the same type and the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. In the case of exchanges into the Money Market Fund, dividends generally commence on the following business day. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

Additional Account Policies

If the value of your Fund account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record. The Fund does not permit market-timing or other abusive trading practices. Excessive, short-term (market-timing) and other abusive trading practices may disrupt portfolio trading strategies and harm Fund performance. To minimize harm to the Fund and its shareholders, each Fund reserves the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading.

Internet Address

Activa's Web site is located at ACTIVAFUNDS.COM. Our Web site offers further information about the Activa Funds.

Retirement Plans

The Fund sponsors a prototype Profit-Sharing Trust and Individual Retirement Accounts. Persons interested in additional information regarding these plans should contact the Fund.

Dividend and Capital Gain Distributions to Shareholders

Each Fund distributes substantially all of its net investment income and capital gains to shareholders each year.

All distributions may be received in cash or reinvested in additional shares of the Fund at their net asset value at the time of distribution. This election can be changed at any time by requesting a change in writing, signed by all account owners.

Tax Consequences

The Fund will make distributions of ordinary income and capital gains that will be taxable to shareholders, and subsequently, relieve the Fund of all federal income taxes. Distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Distributions, whether in cash or reinvested in additional shares of the Fund, may be subject to federal income tax. Shareholders will receive a statement (Form 1099-DIV) annually informing them of the amount of the income and capital gains which have been distributed by the Fund during the calendar year.


                                               ACTIVA Mutual Funds Prospectus 11

ORGANIZATION AND MANAGEMENT continued

Shareholders may realize a capital gain or loss when shares are redeemed or exchanged. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.

The tax information in this prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred account such as an IRA. You should consult your tax adviser about the tax consequences of an investment in the Fund.

Distribution Plan

The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, the Adviser provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.15 of 1% of the average daily net assets of each Fund except the Money Market Fund. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Amounts received by the Adviser pursuant to the Distribution Plan may be retained by the Adviser as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.

Shareholder Inquiries

Shareholder inquiries regarding each Fund should be directed to the Fund by writing or telephoning the Fund at the address or telephone number indicated on the back cover of the Prospectus.



12 ACTIVA Mutual Funds Prospectus

SUB-ADVISERS HISTORICAL PERFORMANCE

The following tables set forth historical performance information for the Sub-Adviser for each Fund. The performance information for each Sub-Adviser, other than the Sub-Adviser of Activa Money Market Fund, is based upon the performance of a composite of accounts managed by each of the Sub-Advisers which have substantially equivalent investment objectives, policies, strategies and restrictions as each of the respective Funds. The performance information for the Sub-Adviser of Activa Money Market Fund represents the performance of a money market fund managed by the Sub-Adviser which has substantially equivalent investment objectives, policies, strategies and restrictions as the Activa Money Market Fund. All performance information has been adjusted to reflect the expenses which are expected to be borne by the investors in each of the Activa Funds.

All information set forth in the tables relies on data supplied by each respective Sub-Adviser, or from statistical services, reports or other sources believed by each Sub-Adviser to be reliable. However, such information has not been verified and is unaudited. The historical performance information is that of the Sub-Advisers, not the Activa Funds, and the performance of the Funds may differ materially from the results shown below.

                                                                              Average Annual Returns for the
                                                                             Periods Ended December 31, 1999*

                                                              PAST 1 YEAR             PAST 5 YEARS              PAST 10 YEARS

      JP Morgan Investment Management Inc.                       4.59%                    4.75%                    5.21%
      IBC First Tier Money Fund Average**                        4.48%                    4.94%                      N/A

      Van Kampen Management Inc.                                -1.26%                    7.30%                    7.33%
      Lehman Brother Aggregate Bond Index**                     -0.82%                    7.73%                    7.68%

      Wellington Management Company, LLP                        12.13%                N/A***                         N/A
      Russell 1000 Value**                                       7.35%                   23.07%                   15.60%
      S&P 500**                                                 21.04%                   28.60%                   18.20%

      State Street Research & Management Co.                    20.12%                   28.07%                   17.08%
      S&P 500**                                                 21.04%                   28.60%                   18.20%

      Nicholas-Applegate Capital Management                     67.89%                   27.51%                      N/A
      MSCI EAFE**                                               27.22%                   12.98%                    7.08%

* All Sub-Adviser performance information has been adjusted to reflect the expenses which are expected to be borne by the investors in each of the Activa Funds.

** IBC's first tier money fund average is an average of all major first tier money fund returns. The Lehman Brothers Aggregate Bond Index represents an unmanaged total return Index and includes U.S. Treasury and agency obligations, U.S. dollar denominated foreign obligations and U.S. investment grade corporate debt. The S&P 500 Index represents an unmanaged index generally representative of the U.S. stock market. The Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Companies. The MSCI EAFE (Morgan Stanley Capital International Europe, Australia and Far East Index) represents an unmanaged index of over 1000 foreign common stock prices. Indices are not impacted by Fund operating expenses.

*** Since inception on July 31, 1995, the average annual return for Wellington Management Company, LLP, for the past 4 years has been 20.77% vs. 27.50 for the S&P 500, and 18.83% for the Russell 1000 Value Index.


                                               ACTIVA Mutual Funds Prospectus 13

RISK FACTORS AND SPECIAL CONSIDERATIONS

General Investment Risks

Information about the principal investment strategies and related risks for each of the Funds is set forth in this Prospectus. Additional information about each Fund's investment strategies and risks is contained in the Statement of Additional Information which may be obtained by writing or telephoning the Fund.

STOCK MARKET RISKS. The value of equity securities in the Fund's portfolio will go up and down. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline and you could lose money.

International Investment Risks and Considerations

FOREIGN SECURITIES. All of the Funds, except the Intermediate Bond Fund, may invest in foreign securities as a non-principal strategy. The International Fund invests in foreign securities as a principal strategy.

CURRENCY FLUCTUATIONS. When a Fund invests in instruments issued by foreign companies, the principal, income and sales proceeds may be paid to the Fund in local foreign currencies. A reduction in the value of local currencies relative to the U.S. dollar could mean a corresponding reduction in the value of a Fund's investments. Also, a Fund may incur costs when converting from one currency to another.

SOCIAL, POLITICAL AND ECONOMIC FACTORS. The economies of many of the countries where the Funds may invest may be subject to a substantially greater degree of social, political and economic instability than the United States. This instability might impair the financial conditions of issuers or disrupt the financial markets in which the Funds invest.

The economies of foreign countries may differ significantly from the economy of the United States as to, for example, the rate of growth of gross domestic product or rate of inflation. Governments of many foreign countries continue to exercise substantial control over private enterprise and own or control over private enterprise and own or control many companies. Government actions could have a significant impact on economic conditions in certain countries which could affect the value of the securities in the Fund.

INFLATION. Certain foreign countries, especially many emerging countries, have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Rapid fluctuations in inflation rates and wage and price controls may continue to have unpredictable effects on the economies, companies and securities markets of these countries.

DIFFERENCES IN SECURITIES MARKETS. The securities markets in foreign countries have substantially less trading volume than the markets in the United States and debt and equity securities of many companies listed on such markets may be less liquid and more volatile than comparable securities in the United States. Some of the stock exchanges in foreign countries, to the extent that established markets exists, are in the earlier stages of their development. The limited liquidity of certain securities markets may affect the ability of each Fund to buy and sell securities at the desired price and time.

Trading practices in certain foreign countries are also significantly different from those in the United States. Although brokerage commissions are generally higher than those in the U.S., the Sub-Advisers will seek to achieve the most favorable net results. In addition, securities settlements and clearance procedures may be less developed and less reliable than those in the United States. Delays in settlement could result in temporary periods in which the assets of the Funds are not fully invested, or could result in a Fund being unable to sell a security in a falling market.



14 ACTIVA Mutual Funds Prospectus

RISK FACTORS AND SPECIAL CONSIDERATIONS continued

CUSTODIAL AND REGISTRATION PROCEDURES. Systems for the registration and transfer of securities in foreign markets can be less developed than similar systems in the United States. There may be no standardized process for registration of securities or a central registration system to track share ownership. The process for transferring shares may be cumbersome, costly, time-consuming and uncertain.

GOVERNMENT SUPERVISION OF SECURITIES MARKETS. Disclosure and regulatory standards in many foreign countries are, in many respects, less stringent than those in the United States. There may be less government supervision and regulation of securities exchanges, listed companies, investors, and brokers in foreign countries than in the United States, and enforcement of existing regulations may be extremely limited.

FINANCIAL INFORMATION AND REPORTING STANDARDS. Issuers in foreign countries are general subject to accounting, auditing, and financial standards and requirements that differ, in some cases materially, from those in the United States. In particular, the assets and profits appearing in financial statements may not reflect their financial position or results in the way they would be reflected had the statements been prepared in accordance with U.S. generally accepted accounting principles. Consequently, financial data may not reflect the true condition of those issuers and securities markets.

General Fixed Income Securities Risks

All of the Funds may invest in debt securities as a non-principal strategy. The Money Market and Intermediate Bond Funds invest in debt securities as a principal strategy. Fixed income securities are subject to the following risks:

MARKET RISK. Prices of fixed income securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater affect on fixed income securities with longer maturity.

CREDIT RISK. Credit risk is the possibility that an issuer will default (the issuer fails to repay interest and principal when due). If an issuer defaults, the Fund will lose money.

Many fixed income securities receive credit ratings from companies such as Standard & Poor's and Moody's Investor Services. Fixed income securities receive different credit ratings depending on the rating company's assessment of the likelihood of default by the issuer. The lower the rating of the fixed income security, the greater the credit risk.

CALL RISK. Call risk is the possibility that an issuer may prepay or call a fixed income security before maturity. If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates or other less favorable characteristics.

LIQUIDITY RISKS. Fixed income securities that have not been rated or that are not widely held may trade less frequently than other securities. This may increase the price volatility of these securities.

FOREIGN RISKS. Foreign debt securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Foreign financial markets may also have fewer investor protections. Debt securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors. Due to these risk factors, foreign debt securities may be more volatile and less liquid than similar securities traded in the U.S.

Other Risks

REPURCHASE AGREEMENTS AND RISKS. Each Fund may enter into repurchase agreements as a non-principal investment strategy that is, the purchase by the Fund of a security that a seller has agreed to buy back, usually within one to seven days. The seller's promise to repurchase the security is fully collateralized by securities equal in value to 102% of the purchase price, including accrued interest. If the seller


                                               ACTIVA Mutual Funds Prospectus 15

RISK FACTORS AND SPECIAL CONSIDERATIONS continued


defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time. The Funds enter into these agreements only with brokers, dealers, or banks that meet credit quality standards established by the Fund and its Sub-Advisers.

TEMPORARY INVESTMENTS AND RISKS. Each Fund may, from time to time, invest all of its assets in short-term instruments when the Sub-Adviser determines that adverse market, economic, political or other conditions call for a temporary defensive posture. Such a defensive position may result in a Fund failing to achieve its investment objective.

LENDING OF PORTFOLIO SECURITIES' RISK. In order to generate additional income, the Fund may lend portfolio securities, on a short-term or a long-term basis, up to 30% of a Fund's total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to least 100% of the value of the securities loaned.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

DERIVATIVE TRANSACTIONS RISKS. Each of the Funds, except the Money Market Fund, may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various kinds of risks. For example, in order to protect against certain events that might cause the value of its portfolio securities to decline, the Fund can buy or sell a derivative contract (or a combination of derivative contracts) intended to rise in value under the same circumstances. Hedging activities will not eliminate risk, even if they work as they are intended to. In addition, these strategies are not always successful, and could result in increased expenses and losses to the Fund. The Fund may trade in the following types of derivative contracts.

Futures contacts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified with the contract is made. Futures contracts traded in the over-the-counter markets are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts. The Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts.

Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium," from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

When the Fund uses financial futures and options on financial futures as hedging devices, much depends on the ability of the portfolio manger to predict market conditions based upon certain economic analysis and factors. There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any



16 ACTIVA Mutual Funds Prospectus

RISK FACTORS AND SPECIAL CONSIDERATIONS continued

related options to react differently than the portfolio securities to market changes. In addition, the portfolio managers could be incorrect in their expectations about the direction or extent or market factors such as interest rate movements. In these events, the Fund may lose money on the futures contracts or options.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Sub-Advisers will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.







                                               ACTIVA Mutual Funds Prospectus 17

FINANCIAL HIGHLIGHTS

The following table presents financial highlights for the Activa Funds.

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or loss on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BDO Seidman, whose report, along with the Value Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                                                                                   INTER-
                                                                     MONEY        MEDIATE
                                                                    MARKET           BOND            VALUE FUND -
                                                                    FUND**          FUND*               CLASS A
                                                                   -------        -------          --------------------
                                                                      1999           1999          1999***         1998
Per share outstanding throughout the year or
period ended December 31.
Net asset value, beginning of period                                 $ 1.00        $ 10.00        $ 7.18         $ 7.73

Income from investment operations:
   Net investment income (loss)                                         .02            .19           .09            .08
   Net realized and unrealized gains
      (losses) on securities                                             --           (.13)         (.57)           .68
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .02            .06          (.48)           .76
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends from net investment income                                 .02            .19           .09            .08
   Dividends in excess of net investment income                          --             --            --             --
   Distributions (from capital gains)                                    --             --            --           1.23
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     .02            .19           .09           1.31
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 1.00         $ 9.87        $ 6.61         $ 7.18
-----------------------------------------------------------------------------------------------------------------------------

Total return****                                                      1.83%          0.63%        -6.70%         10.17%

Ratios/supplemental data
   Net assets, end of period
      (ooo's omitted)                                              $122,059       $162,079      $178,438       $179,820
   Ratio of expenses to average net assets*****                         .6%            .7%          1.1%           1.0%
   Ratio of net income to average net assets***                        5.4%           5.7%          1.2%           1.0%
   Portfolio turnover rate                                              N/A          64.6%        144.5%         101.1%
Average commission rate paid per share for
   portfolio transaction                                                N/A            N/A         .0481          .0521

18 ACTIVA Mutual Funds Prospectus

                                                                                                                             INTER-
                                                               VALUE FUND -                  VALUE FUND -        GROWTH    NATIONAL
                                                                 CLASS A                        CLASS R           FUND*       FUND*
                                                     -------------------------------      --------------------  -------     -------
                                                       1997         1996        1995       1999     1998******    1999        1999

Per share outstanding throughout the year or period ended December 31.

Net asset value, beginning of period                 $ 7.62       $ 7.43      $ 6.88      $7.16        $8.42    $ 10.00     $ 10.00

Income from investment operations:
   Net investment income (loss)                         .09          .10         .10        .10          .09       (.02)       (.03)
   Net realized and unrealized gains
      (losses) on securities                           1.62         1.59        1.98       (.56)        (.02)      1.41        4.23
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       1.71         1.69        2.08       (.46)         .07       1.39        4.20
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends from net investment income                 .10          .09         .11        .10          .10         --          --
   Dividends in excess of net investment income          --           --          --         --           --         --          --
   Distributions (from capital gains)                  1.50         1.41        1.42         --         1.23         --          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    1.60         1.50        1.53        .10         1.33         --          --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 7.73       $ 7.62      $ 7.43      $6.60        $7.16    $ 11.39     $ 14.20
------------------------------------------------------------------------------------------------------------------------------------
Total return****                                     22.50%       23.18%      30.55%     -6.43%        7.08%      13.80%     42.00%

Ratios/supplemental data
   Net assets, end of period
      (ooo's omitted)                              $139,164     $113,327     $77,248      $ 704        $ 135     $33,494    $41,359
   Ratio of expenses to average net assets*****        0.9%         1.0%        1.1%       1.1%         1.0%       1.3%        1.4%
   Ratio of net income to average net assets***        1.1%         1.2%        1.2%       1.3%         1.8%      -0.5%       -0.9%
   Portfolio turnover rate                           103.1%       100.4%      173.3%     144.5%       101.1%      32.1%       87.6%
Average commission rate paid per share for
   portfolio transaction                              .0574        .0600       .0598      .0481        .0521       .0332      .0258


*    Period from August 30, 1999 (inception) to December 31, 1999

**   Period from August 19, 1999 (inception) to December 31, 1999

*** Effective December 30, 1999, Wellington Management Company, LLP entered into a Sub-Advisory Aggreement with the Fund

**** Total return does not reflect the effect of the sales charge in the years before 1998.

***** Ratio includes fees paid with brokerage commissions for the fiscal years ending September 1, 1995; 1999 ratio includes a one time ogranization expense.

****** The inception date for Value Fund - Class R was 11/1/98.


                                               ACTIVA Mutual Funds Prospectus 19

ACTIVA Mutual Funds Prospectus

The Statement of Additional Information ("SAI") provides additional details about the Funds. Also, additional information about each Fund's investments is available in the Fund's Annual and Semi-Annual Reports. You will find in each Fund's Annual Report a discussion of market conditions and investment strategies, which significantly affected the Fund's performance during its last fiscal year. The SAI, dated April 29, 2000. Annual Reports, and Semi-Annual Reports are available without charge by writing or telephoning the Fund. The SAI is incorporated into the Prospectus by reference.

Additional information about the Funds, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room is available by calling the Commission at 1-202-942-8090. The Commission's web site (http://www.sec.gov) contains reports and other information on the Funds. Copies of this information are available from the Commission upon the payment of a copying fee by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following Email address: publicinfo@sec.gov.





April 29, 2000




20 ACTIVA Mutual Funds Prospectus

[ACTIVA Mutual Funds - LOGO]

Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288 (800) 346-2670
WWW.ACTIVAFUNDS.COM


PRESORTED
STANDARD A
U.S. POSTAGE PAID
SOUTH SUBURBAN, IL
PERMIT #3602


Investment Company Act File #811-2168


                                                               Printed in U.S.A.

Activa
[Activa logo]

Class R Prospectus

April 29, 2000


Activa Value Fund
   Sub-Adviser: Wellington Management Co. LLP

The Fund's primary investment objective is capital appreciation. The Fund will attempt to meet its objective by investing in common stocks that it believes are undervalued. Income may be a factor in portfolio selection, but is secondary to the principal objective.

This Prospectus contains information with respect to Class R shares of Activa Value Fund. Class R is offered only to tax exempt retirement and benefit plans of Amway Corporation and its affiliates. The Fund also offers Class A shares, which are available to members of the general public. Information about Class A is contained in the Activa Funds Prospectus dated April 29, 2000, which is available upon request.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



[ACTIVA Mutual Funds - LOGO]

ACTIVA Value Fund Prospectus

Contents

                                                                           Page

INVESTMENT OBJECTIVE                                                          1

INVESTMENT APPROACH                                                           1

MANAGEMENT/INVESTMENT MANAGERS                                                1

RISK FACTORS                                                                  1

PAST PERFORMANCE                                                              1

EXPENSES                                                                      3

FINANCIAL HIGHLIGHTS                                                          4

ORGANIZATION OF THE FUND                                                      6

INVESTMENT MANAGEMENT                                                         6

THE SUB-ADVISERS                                                              6

FUNDAMENTAL INVESTMENT POLICIES                                               6

                                                                            Page

PRICING OF FUND SHARES                                                        6

PURCHASE OF FUND SHARES                                                       6

HOW SHARES ARE REDEEMED                                                       7

RETIREMENT PLANS                                                              7

DIVIDEND & CAPITAL GAIN
   DISTRIBUTIONS TO SHAREHOLDERS                                              7

TAX CONSEQUENCES                                                              7

RISK FACTORS AND SPECIAL CONSIDERATIONS                                       7

   GENERAL INVESTMENT RISKS                                                   7

   OTHER RISKS                                                                8

SHAREHOLDER INQUIRIES                                                         9


[ACTIVA Mutual Funds - LOGO]

Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288 (800) 346-2670

ACTIVA Value Fund

Investment Objective

The Fund seeks maximum long-term capital appreciation. Income, while a factor in portfolio selection, is secondary to the Fund's principal objective.

Principal Investment Strategy

The Fund invests primarily in common stocks of large and medium-sized U.S. companies which the Fund's Sub-Adviser believes are undervalued by the marketplace with above-average potential for capital appreciation.

The Fund's Sub-Adviser, Wellington Management Company, LLP, implements the construction of the Fund's portfolio based upon the analysis and input of the firm's industry analysts. These analysts often spend their entire careers covering a single industry. Their in-depth knowledge and broad perspective makes them well positioned to recognize change early, enabling them to identify companies which appear to have potential for long-term growth, but which are trading at low valuations relative to intrinsic worth and/or historical market levels. Such stocks are typically called "value stocks". Diversification is achieved by investing in a number of different industries and companies.

Risk Factors

Like any investment, an investment in the Fund is subject to risk. The value of the Fund's investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. While investments are selected which the Sub-Adviser believes have potential for appreciation, their value could decline. It is therefore possible to lose money by investing in the Fund. For further information about risk factors, please see "Risk Factors and Special Considerations" starting on page 7.

Past Performance

The two tables below show the Fund's annual returns and its long-term performance. The first table provides indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The second compares the Fund's performance over time to that of the Standard and Poor's 500 Stock Index ("S&P 500") and the Russell 1000 Value Index ("Value Index"). The investment performance of Class R is expected to be substantially similar to Class A because both Classes invest in the same portfolio of securities and investment performance will differ only to the extent that the classes do not have the same expenses. The estimated expenses for Class R, which are lower than the expenses for Class A, are disclosed in the Fee Expense Table.

As with all mutual funds, past performance is not a prediction of future results.



                                                ACTIVA Mutual Funds Prospectus 1

ACTIVA Value Fund continued

Year-by-Year Performance

                               Annual Total Return
                            of the Activa Value Fund*
[chart info]

1990     1.01%

1991     41.81%

1992     1.77%

1993     10.85%

1994     (5.87)%

1995     30.55%

1996     23.18%

1997     22.47%

1998     10.17%

1999     (6.43)%


* The inception date for Class R was November 1, 1998. Annual returns during the period 1990 through 1998 are returns for Class A. The annual return for 1999 is the Class R return.

     During the periods shown in the chart, the Fund's highest return for Class A for a quarter was 20.53% (quarter ending March 31, 1991), and the Fund's lowest return for a quarter was -14.60% (quarter ending September 30,1999).


                                                                          Average Annual Total Return for the
                                                                            Periods Ended December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------

                                                             PAST 1 YEAR          PAST 5 YEARS             PAST 10 YEARS
Activa Value Fund*
     - Class A                                                 -6.70%                15.15%                    11.90%
     - Class R                                                 -6.43%                   N/A                       N/A
Russell 1000 Value**                                            7.35%                23.07%                    15.60%
S&P 500**                                                      21.04%                28.54%                    18.20%


* Wellington Management Company, LLP, has been the Fund's Sub-Adviser since December 30, 1999.

** The S&P 500 Index represents an unmanaged index generally representative of the U.S. stock market. The Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Companies. Neither index is impacted by Fund operating expenses.



2 ACTIVA Mutual Funds Prospectus

Expenses

This Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                        Shareholder Transaction Expenses
                    (Fees Paid Directly From Your Investment)

         Maximum Sales Charge Imposed on Purchases                         None

         Maximum Deferred Sales Charge                                     None

         Maximum Sales Charge Imposed on                                   None
             Reinvested Dividends

         Exchange Fee                                                      None


                 Annual Fund Operating Expenses Paid by the Fund

         Management Fees                                                   .50%

         Distribution & Service (12b-1) Fees                               None

         Other Expenses                                                    .46%
                                                                     -----------
         Total Fund Operating Expenses*                                    .96%


* Total Fund Operating Expenses are based upon total expenses incurred by the Fund for Class R for the year ended December 31, 1999. Adjustments have been made to reflect the Fund's current investment advisory and administrative fees and the Class R Transfer Agent and Shareholder Servicing Agreement.



The following example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                    1 YEAR            3 YEARS          5 YEARS          10 YEARS

  Value Fund        $97.94           $305.85           $530.89         $1,178.05


                                                ACTIVA Mutual Funds Prospectus 3

ACTIVA Value Fund continued

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or loss on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BDO Seidman, the Independent Certified Public Accountants for the Fund, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                                                    Value Fund -
                                                                                       Class R
                                                                                --------------------
                                                                                 1999*        1998****

Per share outstanding throughout the year or
period ended December 31.
Net asset value, beginning of period                                           $  7.16        $ 8.42

Income from investment operations:
   Net investment income (loss)                                                    .10           .09
   Net gain (loss) on securities                                                  (.56)         (.02)
------------------------------------------------------------------------------------------------------
Total from investment operations                                                  (.46)          .07
------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends from net investment income                                            .10           .10
   Dividends in excess of net investment income                                     --            --
   Distributions (from capital gains)                                               --          1.23
------------------------------------------------------------------------------------------------------
Total distributions                                                                .10          1.33
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $  6.60        $ 7.16
------------------------------------------------------------------------------------------------------

Total return**                                                                   -6.43%         7.08%

Ratios/supplemental data
   Net assets, end of period
   (000's omitted)                                                                $704          $135

   Ratio of expenses to average net assets***                                     1.1%           1.0%

   Ratio of net income to average net assets                                      1.3%           1.8%

   Portfolio turnover rate                                                      144.5%         101.1%

Average commission paid per share for
portfolio transaction                                                           0.0481         0.0521


4 ACTIVA Mutual Funds Prospectus

                                                                                             Value Fund -
                                                                                                Class A
                                                                   ----------------------------------------------------------------
                                                                   1999*          1998          1997           1996           1995

Per share outstanding throughout the year or
period ended December 31.
Net asset value, beginning of period                               $7.18          $7.73          $7.62         $7.43          $6.68

Income from investment operations:
   Net investment income (loss)                                      .09            .08            .09           .10            .10
   Net gain (loss) on securities                                    (.57)           .68           1.62          1.59           1.98
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    (.48)           .76           1.71          1.69           2.08
------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends from net investment income                              .09            .08            .10           .09            .11
   Dividends in excess of net investment income                       --             --             --            --             --
   Distributions (from capital gains)                                 --           1.23           1.50          1.41           1.42
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  .09           1.31           1.60          1.50           1.53
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $6.61          $7.18          $7.73         $7.62          $7.43
-----------------------------------------------------------------------------------------------------------------------------------
Total return**                                                     -6.70%         10.17%         22.50%        23.18%         30.55%

Ratios/supplemental data
   Net assets, end of period
   (000's omitted)                                              $178,438       $179,820       $139,164      $113,327        $77,248

   Ratio of expenses to average net assets***                        1.1%           1.0%           0.9%          1.0%           1.1%

   Ratio of net income to average net assets                         1.2%           1.0%           1.1%          1.2%           1.2%

   Portfolio turnover rate                                         144.5%         101.1%         103.1%        100.4%         173.3%

Average commission paid per share for
portfolio transaction                                             0.0481         0.0521         0.0574        0.0600         0.0598


* Effective December 30, 1999, Wellington Management Company, LLP entered into a Sub-Advisory Agreement with the Fund.

** Total return does not reflect the effect of the sales charge in the years before 1998.

*** Ratio includes fees paid with brokerage commissions for fiscal years ending after September 1, 1995.

**** The inception date for Value Fund - Class R was 11/1/98.


                                                ACTIVA Mutual Funds Prospectus 5

ACTIVA Value Fund continued

Organization of the Fund

The Fund is a series of Activa Mutual Fund Trust, a Delaware business trust. The Fund is governed by a Board of Trustees, which meets regularly to review the Fund's investments, performance, expenses, and other business affairs. The policy of the Fund is that a majority of Board members will be independent of the Fund's Investment Adviser and Sub-Advisers.

Investment Management

Activa Asset Management LLC ("Activa") serves as the Investment Adviser of the Fund. Activa's offices are located at 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Subject to the direction of the Board of Trustees, Activa provides overall investment strategy for the Fund and furnishes all office space, facilities, equipment and personnel which is necessary for servicing the investments of the Fund.

Activa, together with the Board of Trustees, is responsible for selecting one or more Sub-Advisers for the Fund. The Sub-Advisers furnish investment advice and manage on a regular basis the investment portfolio of the Fund. The Sub-Advisers make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities. The Sub-Advisers are employed by Activa and Activa, not the Fund, is responsible for paying their fees.

Activa monitors and evaluates the investment performance of each Sub-Adviser. If Activa believes it is in the Fund's best interests, Activa may recommend that the Fund change Sub-Advisers or retain additional Sub-Advisers. Any such action must be approved by the Fund's Trustees, including a majority of the Fund's Independent Trustees. Such action would not require approval of the Fund's shareholders. However, if the Fund hires new or additional Sub-Advisers, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days. Additional information about the selection of Sub-Advisers is contained in the Statement of Additional Information.

Activa has ultimate responsibility for the investment performance of the Funds due to its responsibility, subject to oversight by the Board of Trustees, to oversee the Sub-Advisers and recommend their hiring, termination, and replacement.

The Sub-Adviser

The Sub-Adviser of Activa Value Fund is Wellington Management Company, LLP, Boston, Massachusetts. Wellington Management currently manages over $230 billion for institutional and individual investors. Doris Dwyer Chu, Vice President, is primarily responsible for the day-to-day management of Activa Value Fund. Ms. Chu joined Wellington Management in 1998. She was previously a partner and portfolio manager with Grantham, Mayo, Van Otterloo & Company (1985-1998).

Fundamental Investment Policies

The fundamental investment policies contained in the Fund's Statement of Additional Information and the investment objective of each Fund may not be changed without a shareholder vote. The Board of Trustees of the Fund may change any other policies or investment strategies.

Pricing of Fund Shares

The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is generally made at the close of business of the New York Stock Exchange, 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.

The Fund's investments are generally valued at current market value. If market quotations are not readily available, the Fund's investments will be valued at fair value as determined by the Fund's Board of Trustees.

Purchase of Shares

Class R Shares are offered to tax-exempt retirement and benefit plans of Amway Corporation and its affiliates. There are no minimum investment requirements for shares of Class R. Participants in the tax-exempt retirement and benefits plans of Amway Corporation and its affiliates should contact the Plan

6 ACTIVA Mutual Funds Prospectus

ACTIVA Value Fund continued

Administrator for information about particular procedures or requirements which may apply to Plan Participants.

All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

How Shares Are Redeemed

The Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form.

Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.

The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

Participants in the tax-exempt retirement and benefit plans of Amway Corporation and its affiliates should contact the Plan Administrator for information about particular redemption procedures or requirements which may apply to Plan Participants.

Retirement Plans

The Fund sponsors a prototype Profit-Sharing Trust and Individual Retirement Accounts. Persons interested in additional information regarding these plans should contact the Fund.

Dividend and Capital Gain
Distributions to Shareholders

The Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Distributions, in the past, have been paid in December. The net investment income and capital gain distribution will be paid on a basis which is consistent with past policy. All distributions may be received in cash or reinvested in additional shares of the Fund at their net asset value at the time of distribution. This election can be changed at any time by requesting a change in writing, signed by all account owners.

Tax Consequences

The Fund will make distributions of ordinary income and capital gains that will relieve the Fund of all federal income taxes.

Shares of Class R will be held by the qualified retirement and benefit plans of Amway Corporation and its affiliates ("the plans") for the benefit of plan participants. The plans do not pay federal income taxes. Plan participants should consult the plans' governing documents, and their own tax advisers, for information about the tax consequences associated with participating in the plans.

Risk Factors and Special Considerations
   General Investment Risks

Information about the principal investment strategies and related risks for the Fund is set forth in this Prospectus.



                                                ACTIVA Mutual Funds Prospectus 7

ACTIVA Value Fund continued

Additional information about the Fund's investment strategies and risks is contained in the Statement of Additional Information which may be obtained by writing or telephoning the Fund.

STOCK MARKET RISKS. The value of equity securities in the Fund's portfolio will go up and down. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline and you could lose money.

   Other Risks

REPURCHASE AGREEMENTS AND RISK. Each Fund may enter into repurchase agreements as a non-principal investment strategy that is, the purchase by the Fund of a security that a seller has agreed to buy back, usually within one to seven days. The seller's promise to repurchase the security is fully collateralized by securities equal in value to 102% of the purchase price, including accrued interest. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time. The Funds enter into these agreements only with brokers, dealers, or banks that meet credit quality standards established by the Board of Trustees.

TEMPORARY INVESTMENTS AND RISKS. The Fund may, from time to time, invest all of its assets in short-term instruments when the Sub-Adviser determines that adverse market, economic, political or other conditions call for a temporary defensive posture. Such a defensive position may result in the Fund failing to achieve its investment objective.

LENDING OF PORTFOLIO SECURITIES' RISK. In order to generate additional income, the Fund may lend portfolio securities, on a short-term or a long-term basis, up to 30% of a Fund's total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to least 100% of the value of the securities loaned.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

DERIVATIVE TRANSACTION RISKS. The Fund may trade in derivative contracts to hedge portfolio holdings on a non-principal basis. Hedging activities are intended to reduce various kinds of risks. For example, in order to protect against certain events that might cause the value of its portfolio securities to decline, the Fund can buy or sell a derivative contract (or a combination of derivative contracts) intended to rise in value under the same circumstances. Hedging activities will not eliminate risk, even if they work as they are intended to. In addition, these strategies are not always successful, and could result in increased expenses and losses to the Fund. The Fund may trade in the following types of derivative contracts.

Futures contacts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified with the contract is made. Futures contracts traded in the over-the-counter markets are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts. The Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts.

Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium,"


8 ACTIVA Mutual Funds Prospectus

ACTIVA Value Fund continued

from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

When the Fund uses financial futures and options on financial futures as hedging devices, much depends on the ability of the portfolio manger to predict market conditions based upon certain economic analysis and factors. There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the portfolio managers could be incorrect in their expectations about the direction or extent or market factors such as interest rate movements. In these events, the Fund may lose money on the futures contracts or options.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times.

Although the Sub-Advisers will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

Shareholder Inquiries

Shareholder inquiries regarding the Fund should be directed to the Fund by writing or telephoning the Fund at the address or telephone number indicated on the cover page of the Prospectus. Inquiries relating to a specific account should be directed to the Plan Administrator for the tax-exempt retirement and benefits plan of Amway Corporation and its affiliates.



ACTIVA Value Fund Class R Prospectus

The Statement of Additional Information ("SAI") provides additional details about the Fund. Also, additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports. You will find in the Fund's Annual Report a discussion of market conditions and investment strategies, which significantly affected the Fund's performance during its last fiscal year. The SAI, dated April 29, 2000, Annual Reports, and Semi-Annual Reports are available without charge by writing or telephoning the Fund. The SAI is incorporated into the Prospectus by reference.

Additional information about the Fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room is available by calling the Commission at 1-202-942-8090. The Commission's web site (http://www.sec.gov) contains reports and other information on the Funds. Copies of this information are available from the Commission upon the payment of a copying fee by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following Email address: publicinfo@sec.gov.



                                 April 29, 2000




                                                ACTIVA Mutual Funds Prospectus 9

[ACTIVA Mutual Funds - LOGO]

Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288 (800) 346-2670
WWW.ACTIVAFUNDS.COM

Investment Company Act File #811-2168


                                                               Printed in U.S.A.

ACTIVA GROWTH FUND                                                    ACTIVA MUTUAL FUND LOGO
(a series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670
                                                                      STATEMENT OF ADDITIONAL
Contents                                       Page                         INFORMATION
Organization of the Fund                          2
Objectives, Policies, and                                  This  Statement of Additional  Information is not
  Restrictions on the Fund's                            a prospectus.  Therefore,  it should be read only in
  Investments                                     2     conjunction  with  the  Prospectus,   which  can  be
Additional Risks and Information                        requested  from the Fund by writing  or  telephoning
   Concerning Certain Investment                        as indicated  above.  This  Statement of  Additional
   Techniques                                     3     Information  relates to the  Prospectus for the Fund
Brokerage Allocation                             13     dated April 29, 2000.
Principal Shareholders                           15
Officers and Trustees of the Fund                15
Investment Adviser                               17
Sub-Adviser                                      17
Plan of Distribution and Principal
  Underwriter                                    17
Administrative Agreement                         18
Transfer Agent                                   18
Custodian                                        19
Auditors                                         19
Pricing of Fund Shares                           19
Purchase of Shares                               19
How Shares are Redeemed                          19
Exchange Privilege                               20
Additional Account Policies                      21
Internet Address                                 21           The date of this Statement of Additional
Federal Income Tax                               21                Information is April 29, 2000.
Reports to Shareholders and Annual Audit         22








Printed in U.S.A.

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
   The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998.
   The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Fund presently has only one class of shares.
   The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
   The primary investment objective of the Fund is long-term growth of capital. The Fund will attempt to meet its objectives by investing primarily in stocks that the Fund believes have long term growth potential. The Fund seeks to identify large capitalization stocks with sustainable above average earnings to growth.
FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.
   The Fund :
  1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.
  2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. This restriction does not apply to instruments considered to be domestic bank money market instruments.
  3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;
  4. May not borrow money, except to the extent permitted by applicable law;
  5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;
  6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;
  7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities;
     and

  8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 15% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or short sales against the box; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.
   Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of other open-end registered investment companies.
   There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.
   In view of the Fund's investment objective of long-term growth of capital, the Fund intends to purchase securities for long-term or short-term profits, as appropriate. Securities will be disposed of in situations where appropriate, in management's opinion. Therefore, in order to achieve the Fund's objectives, the purchase and sale of securities will be made without regard to the length of time the security is to be held. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions.

ADDITIONAL RISKS AND INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------
   DERIVATIVES.
   -----------
   The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by State Street Research & Management Company (the "Sub-Adviser") to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.
   Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Sub-Adviser anticipates unusually high or low market volatility.
   The Sub-Adviser may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

   FUTURE CONTRACTS.
   ----------------
   Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.
   The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.
   Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.
   At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.
   In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

   OPTION
   ------
   The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.
   Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.
   The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees or risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.
   The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.
   Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receiver an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
   A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

   OPTIONS ON FUTURES CONTRACTS
   ----------------------------
   An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

   LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY
   -----------------------------------------------------
   The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.
   As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.
   Nonhedging strategies typically involve special risks. The profitability of the Fund's nonhedging strategies will depend of the Sub-Adviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.
   Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market thereof. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures positions prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

   SHORT SALES AGAINST THE BOX
   ---------------------------
   The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

   SWAP ARRANGEMENTS
   -----------------
   The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.
   The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.
   Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.
   These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

   REPURCHASE AGREEMENTS.
   ----------------------
   The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired-security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets. To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the Fund's investment restrictions which otherwise limit the amount of the Fund's total assets which may be invested in one issuer or industry.

   REVERSE REPURCHASE AGREEMENTS.
   ------------------------------
   The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.
   When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

   WHEN-ISSUED SECURITIES.
   ----------------------
   The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

   RESTRICTED SECURITIES.
   ----------------------
   It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.
   Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

   FOREIGN INVESTMENTS.
   --------------------
   The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.
   ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issues by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

   ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.
   The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or exporpriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.
   These risks are usually higher in less-develop countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economics that are based on only a few industries. The Fund may invest in the securities of issuers in countries with less developed economics as deemed appropriate by the Sub-Adviser. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economics.

   CURRENCY TRANSACTIONS.
   ----------------------
   The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

   SECURITIES LENDING.
   -------------------
   The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investment of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.
   The Fund may receive a lending fee and will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery which are deemed by the Sub-Adviser or its agents to be of good financial standing.

   SHORT-TERM TRADING.
   -------------------
   The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.

   TEMPORARY AND DEFENSIVE INVESTMENTS.
   ------------------------------------
   The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Sub-Adviser, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

   INDUSTRY CLASSIFICATIONS.
   -------------------------
   In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed-Mortgages" includes privates pools of nongovernment backed mortgages.

   Autos & Transportation           Consumer Discretionary             Financial Services
   ----------------------           ----------------------             ------------------
   Air Transport                    Advertising Agencies               Banks & Savings and Loans
   Auto parts                       Casino/Gambling                    Financial Data Processing
   Automobiles                         Hotel/Motel                         Services & Systems
   Miscellaneous                    Commercial Services                Insurance
         Transportation             Communications, Media &            Miscellaneous Financial
   Railroad Equipment                  Entertainment                   Real Estate Investment
   Railroads                        Consumer Electronics                    Trusts
   Recreational Vehicles &          Consumer Products                  Rental & Leasing Services:
        Boats                       Consumer Services                       Commercial
   Tires & Rubber                   Household Furnishings              Securities Brokerage &
   Truckers                         Leisure Time                            Services
                                    Photography
   Integrated Oils                  Printing & Publishing              Health Care
   ---------------                                                     -----------
   Oil: Integrated Domestic         Restaurants                        Drugs & Biotechnology
   Oil: Integrated International    Retail                             Health Care Facilities
                                    Shoes                              Health Care Services
                                       9



                                    Textile Apparel                    Hospital Supply
                                         Manufacturers                 Service Miscellaneous
                                    Toys
Consumer Staples                    Financial Services                 Technology
----------------                    ------------------                 ----------
Beverages                           Banks & Savings and Loans          Communications Technology
Drug & Grocery Store                Financial Data Processing          Computer Software
      Chains                             Services & Systems            Computer Technology
Foods                               Insurance                          Electronics
Household Products                  Miscellaneous Financial            Electronics: Semi-
Tobacco                             Real Estate Investment                  Conductors/Components
                                         Trusts                        Miscellaneous Technology
Materials & Processing
----------------------              Other Energy                       Utilities
Agriculture                         ------------                       ---------
Building & Construction             Gas Pipelines                      Miscellaneous Utilities
Chemicals                           Miscellaneous Energy               Utilities: Cable TV & Radio
Containers & Packaging              Offshore Drilling                  Utilities: Electrical
Diversified Manufacturing           Oil & Gas Producers                Utilities: Gas Distribution
Engineering & Contracting           Oil Well Equipment &               Utilities: Telecommunications
     Services                            Services                      Utilities: Water
Fertilizers
Forest Products                     Producer Durables
Gold & Precious Metals              -----------------
Miscellaneous Materials &           Aerospace
     Processing                     Electrical Equipment &
Non-Ferrous Metals                        Components
Office Supplies                     Electronics: Industrial
Paper & Forest Products                   Components
Real Estate & Construction          Industrial Products
Steel                               Machine Tools
Textile Products                    Machinery
                                    Miscellaneous Equipment
Other                               Miscellaneous Producer
-----                                     Durables
Trust Certificates -                Office Furniture & Business
     Government Related                  Equipment
Lending                             Pollution Control and
Asset-backed Mortgages                   Environmental Services
Asset-backed-Credit Card            Production Technology
     Receivables                         Equipment
Miscellaneous                       Telecommunications
   Multi-Sector Companies                Equipment

   OTHER INVESTMENT COMPANIES
   --------------------------
   The Fund may invest in securities of other investment companies, including affiliated investment companies, such as open- or closed-end management investment companies, hub and spoke (master/feeder) funds, pooled accounts or other similar, collective investment vehicles. As a shareholder of an investment company, the Fund may indirectly bear service and other fees in addition to the fees the Fund pays its service providers. Similarly, other investment companies may invest in the Fund. Other investment companies that invest in the Fund may hold significant portions of the Fund and materially affect the sale and redemption of Fund shares and the Fund's portfolio transactions.

   DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS
   -----------------------------------------------
   The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.
       U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:
o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;
o obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and
o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.
   U.S. Government Securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.
   U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.
   In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" (TIGRs") and "Certificates of Accrual on Treasury Securities ("CATS"), and may be deemed U.S. Government securities.
   The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

   BANK MONEY INVESTMENTS
   ----------------------
   Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.
   U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

   SHORT-TERM CORPORATE DEBT INSTRUMENTS
   -------------------------------------
   Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

   ZERO AND STEP COUPON SECURITIES
   -------------------------------
   Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consist of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The market value of such securities may be more volatile than that of securities which pay interest at regular intervals.

   COMMERCIAL PAPER RATINGS
   ------------------------
   Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's, within comparable categories of other rating agencies or considered to be of comparable quality by the Sub-Adviser.
   Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong positions within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

   The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.
   In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

BROKERAGE ALLOCATION
--------------------------------------------------------------------------------
   The Sub-Adviser's policy is to seek for its clients, including the Fund, what in the Sub-Adviser's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Sub-Adviser may do business, and the Sub-Adviser may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Sub-Adviser makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Sub-Adviser evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Sub-Adviser may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.
   When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given by the Sub-Adviser to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Sub-Adviser's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those contained in certain trading systems and used for portfolio analysis and modeling and also including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources) and portfolio evaluation services and relative performance of accounts.
   In the case of the Fund and other registered investment companies advised by the Sub-Adviser or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies. This information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Sub-Adviser's advisory contracts between the investment companies and the Sub-Adviser. The Sub-Adviser considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients. Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.
   The Sub-Adviser regularly reviews and evaluates the services furnished by broker-dealers. The Sub-Adviser's investment management personnel seek to evaluate the quality of the research and other services provided by various broker-dealer firms, and the results of these efforts are made available to the equity trading department, which uses this information as consideration to the extent described above in the selection of brokers to execute portfolio transactions.
   Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Sub-Adviser allocates the cost of the services to determine the proportion which is allocable to research or investment decision-making and the proportion allocable to other purposes. The Sub-Adviser pays directly from its own funds for that portion allocable to uses other than research or investment decision-making. Some research and execution services may benefit the Sub-Adviser's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer providing the services.
   The Sub-Adviser has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Sub-Adviser or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive an allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.
   It is not the Sub-Adviser's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Sub-Adviser is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Sub-Adviser relies on the provisions of Section 28(e) of the Securities Exchange Act of 1934.
   In the case of the purchase of fixed income securities in underwriting transactions, the Sub-Adviser follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Sub-Adviser may make such allocations to broker-dealers which have provided the Sub-Adviser with research and brokerage services.
   In some instances, certain clients of the Sub-Adviser request it to place all or part of the orders for their account with certain brokers or dealers, which in some cases provide services to those clients. The Sub-Adviser generally agrees to honor these requests to the extent practicable. Clients may request that the Sub-Adviser only effect transactions with the specified broker-dealers if the broker-dealers are competitive as to price and execution. Where the request is not so conditioned, the Sub-Adviser may be unable to negotiate commissions or obtain volume discounts or best execution. In cases where the Sub-Adviser is requested to use a particular broker-dealer, different commissions may be charged to clients making the requests. A client who requests the use of a particular broker-dealer should understand that it may lose the possible advantage which non-requesting clients derive from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security. Among other reasons why best execution may not be achieved with directed brokerage is that, in an effort to achieve orderly execution of transactions, execution of orders that have designated particular brokers may, at the discretion of the trading desk, be delayed until execution of other non-designated orders has been completed.
   When more than one client of the Sub-Adviser is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Sub-Adviser will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the size of the order, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Sub-Adviser may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Sub-Adviser may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.
   During the year ended December 31, 1999, the Fund paid total brokerage commissions on purchase and sale of portfolio securities of $23,924. Transactions in the amount of $18,574,261, involving commissions of approximately $10,718, were directed to brokers because of research services provided during 1999. During the calendar year ended December 31, 1999 the portfolio turnover rate was 32.1%.
   The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 1999, the Fund owned no such securities.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------
   Amway Corporation ("Amway") indirectly, as of February 18, 2000, owned 2,897,624 shares, or 91.22% of the outstanding shares of the Fund. Jay Van Andel and Richard M. DeVos are controlling persons of Amway since they own, together with their spouses, substantially all of its outstanding securities. Amway is a Michigan manufacturer and direct selling distributor of home care and personal care products. If Amway were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the Fund and by causing the Fund to incur brokerage charges in connection with the redemption of Amway's shares.

OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------
   The business affairs of the fund are managed and under the direction of the Board of Trustees. The following are the Officers and Trustees of the Fund or the Adviser or both, together with their principal occupations during the past five years:


Name and Address                 Age         Office Held         Principal Occupation Last Five Years
----------------                 ---         -----------         ------------------------------------

Richard A. DeWitt                86    Trustee of the Fund       President, DeWitt Land and
10001 Buttonwood Way                                             Cattle Company (investments
Tequesta, Florida 33469                                          in land and cattle)

Allan D. Engel*                  48    Trustee, Vice President,  Vice   President,   Real  Estate
2905 Lucerne SE,                       Secretary and Assistant   Operations - Enterprise
Suite 200                              Treasurer of the Fund;    Capital, Inc. Formerly, Sr.
Grand Rapids, Michigan                 President, and Secretary  Manager, Investments and Real
49546                                  of the Investment         Estate, Amway Corporation.
                                       Adviser.                  Director, President and
                                                                 Secretary of Amway
                                                                 Management Company (1981-
                                                                 1999). Trustee, Vice President
                                                                 Secretary, Amway Mutual
                                                                 Fund (1981- 1999).

Donald H. Johnson                70    Trustee of the Fund       Retired, Former Vice
19017 Vintage Trace Circle                                       President-Treasurer, SPX
Fort Myers, Florida                                              Corporation (Designs,
33912                                                            manufactures and markets
                                                                 products and services
                                                                 for the motor vehicle industry),
                                                                 1986 to 1994.

                                       15





Name and Address                 Age         Office Held         Principal Occupation Last Five Years
----------------                 ---         ------------        ------------------------------------
Walter T. Jones                  58    Trustee of the Fund       Retired,   Former   Senior  Vice
936 Sycamore Ave.                                                President-Chief Financial
Holland, Michigan                                                Officer, Prince Corporation.
49424

James J. Rosloniec*              55    Trustee, President and    President & Chief Operating
2905 Lucerne SE                        Treasurer of the Fund.    Officer, JVA Enterprises, LLC.
Suite 200                                                        President, Chief Executive
Grand Rapids, Michigan                                           Officer and Director, Enterprise
49546                                                            Capital, Inc. Formerly, Vice
                                                                 President-Audit and Control,
                                                                 Amway Corporation (1991-2000).
                                                                 Director, Vice President and
                                                                 Treasurer of Amway Management
                                                                 Company (1984-1999). Trustee,
                                                                 President and Treasurer,
                                                                 Amway Mutual Fund, (1981-1999).

Richard E. Wayman                65    Trustee of the Fund       Retired, Former Finance
24578 Rutherford                                                 Director, Amway Corporation,
Ramona, California                                               1976 to 1996
92065




                                               Pension or
      Name of Person,          Trustee         Retirement        Estimated Annual    Total Compensation
         Position            Compensation  Benefits Accrued as       Benefits         Paid to Trustees
                                              Part of Fund        Upon Retirement
                                                Expenses

Richard A. DeWitt               $8,000                -0-                     -0-          $8,000
Trustee
Allan D. Engel*                 $8,000                -0-                     -0-          $8,000
Trustee
Donald H. Johnson               $8,000                -0-                     -0-          $8,000
Trustee
Walter T. Jones                 $8,000                -0-                     -0-          $8,000
Trustee
James J. Rosloniec              $8,000                -0-                     -0-          $8,000
Trustee
Richard E. Wayman               $8,000                -0-                     -0-          $8,000
Trustee


* These Trustees are interested persons under the Investment Company Act of 1940, as amended. All Officers and certain Trustees of the Fund and the Investment Adviser are affiliated with Amway Corporation. The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 1999, amounted to $48,000. Under the Administrative Agreement, the Investment Adviser pays the fees of the Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").

INVESTMENT ADVISER
--------------------------------------------------------------------------------
   The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management LLC (the "Investment Adviser"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Adviser will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.
   The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Except for the exemptive order, these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.
   The Investment Advisory Agreement between the Fund and the Investment Adviser became effective on September 1, 1999. For providing services under this contract, Activa is to receive compensation payable quarterly, at the annual rate of .70 of 1% of the average of the daily aggregate net asset value of the Fund on the first $25,000,000 of assets, .65% on the next $25,000,000, and .60% on assets in excess of $50,000,000. Activa also provides certain administrative services for the Fund pursuant to a separate agreement. The fees paid by the Fund to the Investment Adviser during the year ended December 31, 1999 were $69,526.
   Members of the families of Jay Van Andel and Richard M. DeVos indirectly own substantially all of the outstanding ownership interests of Activa. Jay Van Andel and Richard M. DeVos are also controlling persons of Amway Corporation which, as of February 18, 2000, owned 2,897,624 shares, or 91.22%, of the outstanding shares of the Fund. See "Principal Shareholders."

SUB-ADVISER
--------------------------------------------------------------------------------
   A Sub-Advisory Agreement has been entered into between the Investment Adviser and State Street Research & Management Company, One Financial Center, Boston, Massachusetts 02111-2690 (Sub-Adviser). Under the Sub-Advisory Agreement, the Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Trustees of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.
   As compensation for the services rendered under the Sub-Advisory Agreement, the Investment Adviser has agreed to pay the Sub-Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rates of .50% of the average of the daily aggregate net asset value of the Fund on the first $25,000,000 of assets, .45% on the next $25,000,000, and .40% on assets in excess of $50,000,000. The fees paid by the Investment Adviser to the Sub-Adviser during the year ended December 31, 1999 were $49,430.

PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------
   The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, the Adviser provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.15 of the average daily net assets of the Fund. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

   During 1999 the Fund paid $17,820 to Activa for the services which it provided pursuant to the Distribution Plan. The services included printing and mailing of prospectuses ($3,646) and general and administrative services ($14,174). The latter included activities of Activa's office personnel which are related to marketing, registration of the Fund's securities under the federal securities laws, and registration of Activa as a broker-dealer under federal and state securities laws. Since the Distribution Plan is a compensation plan, amounts paid under the plan may exceed Activa's actual expenses.
   Amounts received by the Adviser pursuant to the Distribution Plan may be retained by the Adviser as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.
   Most of the activities financed by the Distribution Plan are related to the distribution of all of the funds in the Activa family of mutual funds. Other activities may be related to the distribution of a particular fund. Each Activa mutual fund (other than the Money Market Fund) contributes the same percentage of its average net assets to the Distribution Plan. The Money Market Fund does not presently participate in the Distribution Plan.
   The Adviser acts as the exclusive agent for sales of shares of the Fund pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.

ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------
   Pursuant to the Administrative Agreement between the Fund and the Investment Adviser, the Investment Adviser provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, the provision of legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, the Investment Adviser pays the fees of the Fund's Trustees, and the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of the Investment Adviser. For providing these services the Investment Adviser receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets. During the year ended December 31, 1999, total payments were $15,073.
   The Administrative Agreement provides that the Investment Adviser is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence;
(ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.
   The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------
   Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.

   In return for its services, the Fund pays the Transfer Agent, a fee of $1.167 per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.

CUSTODIAN
--------------------------------------------------------------------------------
   The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------
   BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, are the independent certified public accountants for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
   The Fund's investments are generally valued at current market value. If market quotations are not readily available, the Fund's investments will be valued at fair value as determined by the Fund's Board of Trustees.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
   In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment is $500 or more. Additional investments of $50 or more can be made at any time by using the lower portion of your account statement. Checks should be made payable to "Activa Asset Management LLC" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.
   All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption charge by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail, telephone or telegram. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Redemption proceeds may be delayed until investments credited to your account have been received and collected.

BY MAIL:
--------
   When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, limited liability companies, retirement plans, individual retirement accounts and profit sharing plans.

BY PHONE:
---------
   At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone or telegram exchange or redemption option. You may redeem shares under this option by calling the Fund at the number indicated on the front of this Prospectus on any business day. Requests received after 4:00 p.m. when the market has closed will receive the next day's price. By establishing the telephone or telegram exchange or redemption option, you authorize the Transfer Agent to honor any telephone or telegram exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming by the telephone and telegram exchange and cannot be in certificate form unless the certificate is tendered with the request for redemption. Certificated shares cannot be redeemed by the telephone and telegram exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.
   The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone or telegram exchange or redemption option at any time. Before this option is effective for a corporation, partnership, limited liability companies, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone and telegram exchange or redemption requests which are made in accordance with the procedures approved by shareholders.

SPECIAL CIRCUMSTANCES:
---------------------
   In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 30 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.
   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.
   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
   Shares of each Fund may be exchanged for shares of any other Activa Fund.
   The Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone or telegram exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. In the case of exchanges into the Money Market Fund, dividends generally commence on the following business day. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

ADDITIONAL ACCOUNT POLICIES
--------------------------------------------------------------------------------
   If the value of your account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.
   The Fund does not permit market-timing or other abusive trading practices. Excessive, short-term (market-timing) and other abusive trading practices may disrupt portfolio trading strategies and harm Fund performance. To minimize harm to the Fund and its shareholders, each Fund reserves the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading.

INTERNET ADDRESS
--------------------------------------------------------------------------------
Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------
   The Fund intends to continue to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to investment companies. As the result of paying to its shareholders as dividends and distributions substantially all net investment income and realized capital gains, the Fund will be relieved of substantially all Federal income tax.
   For Federal income tax purposes, distributions of net investment income and any capital gains will be taxable to shareholders. Distributions of net investment income will normally qualify for the 70% deduction for dividends received by corporations. After the last dividend and capital gains distribution in each year, the Fund will send you a statement of the amount of the income and capital gains which you should report on your Federal income tax return. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or reinvested in additional shares of the Fund. Qualified long-term capital gain dividends received by individual shareholders are taxed a maximum rate of 20%.
   In addition, shareholders may realize a capital gain or loss when shares are redeemed. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.
   On the record date for a distribution, the Fund's share value is reduced by the amount of the distribution. If a shareholder buys shares just before the record date ("buying a dividend"), they will pay the full price for the shares, and then receive a portion of the price back as a taxable distribution.
   Also, under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ended December 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the prior calendar year, minus any overdistribution in the prior calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.
   Under certain circumstances, the Fund will be required to withhold 31% of a shareholder's distribution or redemption from the Fund. These circumstances include failure by the shareholder to furnish the Fund with a proper taxpayer identification number; notification of the Fund by the Secretary of the Treasury that a taxpayer identification number is incorrect, or that withholding should commence as a result of the shareholder's failure to report interest and dividends; and failure of the shareholder to certify, under penalties of perjury, that he is not subject to withholding. In this regard, failure of a shareholder who is a foreign resident to certify that he is a nonresident alien may result in 31% of his redemption proceeds and 31% of his capital gain distribution being withheld. In addition, such a foreign resident may be subject to a 30% or less, as prescribed by an applicable tax treaty, withholding tax on ordinary income dividends distributed unless he qualifies for relief under an applicable tax treaty.
   Trustees of qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax adviser regarding the 20% withholding requirement.

   Prior to purchasing shares of the Fund, the impact of any dividends or capital gain distributions which are about to be declared should be carefully considered. Any such dividends and capital gain distributions declared shortly after you purchase shares will have the effect of reducing the per share net asset value of your shares by the amount of dividends or distributions on the ex-dividend date. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.
   Each shareholder is advised to consult with his tax adviser regarding the treatment of distributions to him under various state and local income tax laws.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------
   The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.
   At least once each year, the Fund is audited by independent certified public accountants appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.

                                            ====================================
                                                Activa
                                                Growth
ACTIVA GROWTH FUND                              Fund
(a Series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan  49546
(616) 787-6288
(800) 346-2670
                                                        Statement of
                                                   Additional Information





                                                       April 29, 2000







                                                   ACTIVA MUTUAL FUND LOGO


















Printed in U.S.A.

                                            ====================================

ACTIVA INTERMEDIATE BOND FUND                                         ACTIVA MUTUAL FUND LOGO
(a series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670
                                                                      STATEMENT OF ADDITIONAL
Contents                                       Page                         INFORMATION
Organization of the Fund                          2
Objectives, Policies, and                                 This Statement of Additional  Information is not a
  Restrictions on the Fund's                            prospectus.  Therefore,  it  should  be read only in
  Investments                                     2     conjunction  with  the  Prospectus,   which  can  be
Income Securities                                 3     requested  from the Fund by writing  or  telephoning
Description of Securities Ratings                 6     as indicated  above.  This  Statement of  Additional
Portfolio Transactions and                              Information  relates to the  Prospectus for the Fund
  Brokerage Allocation                           11     dated April 29, 2000.
Principal Shareholders                           12
Officers and Trustees of the Fund                12
Investment Adviser                               14
Sub-Adviser                                      15
Plan of Distribution and Principal
  Underwriter                                    15
Administrative Agreement                         15
Transfer Agent                                   16
Custodian                                        16
Auditors                                         16
Pricing of Fund Shares                           16
Purchase of Shares                               16
How Shares are Redeemed                          17
Exchange Privilege                               18
Additional Account Policies                      18
Internet Address                                 18
Federal Income Tax                               18
Reports to Shareholders and Annual Audit         19



                                      The date of this Statement of Additional
                                           Information is April 29, 2000.







Printed in U.S.A.

                          ACTIVA INTERMEDIATE BOND FUND

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
   The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998.
   The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Fund presently has only one class of shares.
   The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
   The investment objective of the Fund is to provide high total return consistent with moderate risk of capital and maintenance liquidity. The Fund will attempt to meet its objective by investing in a diversified portfolio of intermediate and long-term income securities of U.S. issuers.
Fundamental Investment Restrictions
   The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.
   The Fund:
   1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.
   2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. This restriction does not apply to instruments considered to be domestic bank money market instruments.
   3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;
   4.  May not borrow money, except to the extent permitted by applicable law;
   5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;
   6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;
   7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and
   8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.
   Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.
   There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

INCOME SECURITIES
--------------------------------------------------------------------------------
   Income securities include securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities ("U.S. Government Securities"); mortgage-backed or asset-backed securities; corporate debt securities; zero-coupon or stripped securities; variable and floating rate debt securities; commercial paper; certificates of deposit, time deposits and bankers acceptances; other instruments having investment characteristics substantially similar to any of the foregoing and repurchase agreements with respect to any of the foregoing. The following disclosure supplements disclosure in the Prospectus and does not, standing along, present a complete or accurate explanation of the matters disclosed.
   U.S. Treasury Securities. U.S. Treasury securities include bills, notes and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.
   Stripped Treasury Securities. Stripped Treasury securities are obligations representing an interest in all or a portion of the income or principal component of an underlying Treasury or pool of Treasury securities. Stripped Treasury securities include obligations entitled to receive all of the interest component but none of the principal component (IOs) and obligations entitled to receive all of the principal component but none of the interest component (POs). The market values of stripped Treasury securities tend to be more volatile in response to changes in interest rates than are those of conventional Treasury securities.
   Obligations Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. Obligations issued by agencies of the U.S. government or instrumentalities established or sponsored by the U.S. government include those that are guaranteed by federal agencies or instrumentalities and may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. U.S. Government Securities that are not backed by the full faith and credit of the United States include, among others, obligations issued by the Tennessee Valley Authority, the Resolution Trust Corporation ("FHLMC") and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit Bank and the Federal Home Loan Bank, the obligations of which may be satisfied only by the individual credit of the issuing agency. Investments in FHLMC, FNMA and other obligations may include collateralized mortgage obligations and real estate mortgage investment conduits issued or guaranteed by such entities. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.
   Mortgage-Backed Securities Issued or Guaranteed by U.S. Government Instrumentalities. Mortgage-backed securities may be issued or guaranteed by U.S. government agencies such as GNMA, FNMA or FHLMC and represent undivided ownership interests in pools of mortgages. The mortgages backing these securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of the interest on and principal of these securities.
                                       3

However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-backed securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments or principal on the underlying mortgage obligations. The remaining maturity of a mortgage-backed security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by the Sub-Adviser on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a mortgage-backed security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations underlying mortgage-back securities can be expected to accelerate. When the mortgage obligations are prepaid, a Fund reinvests the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgage-backed securities. Moreover, prepayments of mortgages which underlie securities purchased by a Fund at a premium would result in capital losses. Alternatively, during periods of rising interest rates, mortgage-backed securities are often more susceptible to extension risk (i.e. rising interest rates could cause property owners to prepay their mortgage loans more slowly than expected when the security was purchased by the Fund which may further reduce the market value of such security and lengthen the duration of such security) than traditional debt securities.
   Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA and FHLMC certificates, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs deemed to be U.S. government securities are those issued or guaranteed as to principal and interest by a person controlled or supervised by and acting as an agency or instrumentality of the U.S. government. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").
   In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest typically is paid or accrues on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a series of CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.
   Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payments on such securities having the highest priority after interest has been paid to all classes.
   Types of Credit Support. Mortgage-backed securities are often backed by a pool of assets representing the obligation of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.
   Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollaterization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support is provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.
   Asset-Backed Securities. The securitization techniques used to develop mortgage-back securities are now also applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. Other types of asset-backed securities may be developed in the future.
   In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.
   Zero-coupon securities. Zero-coupon securities pay no cash interest but are sold at substantial discounts from their value at maturity. When a zero-coupon bond is held to maturity, its entire investment return comes from the difference between its purchase price and its maturity value. The market values of such securities are generally subject to greater fluctuations in response to market rates of interest than bonds that pay interest currently. Because such securities allow an issuer to avoid the need to generate cash to meet current interest payments, such bonds may involve greater credit risk than bonds paying cash interest currently.
   Premium securities. The Fund may at times invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. If securities purchased by the Fund at a premium are called or sold prior to maturity, the fund generally will recognize a capital loss to the extent the call or sale price is less than the Fund's adjusted tax basis in such securities. Additionally, the Fund generally will recognize a capital loss if it holds such securities to maturity.
   Adjustable and Floating Rate Securities. Adjustable rate securities are securities having interest rates which are adjusted or reset at periodic intervals ranging, in general, from one day to several years, based on a spread over a specific interest rate or interest rate index or on the results of periodic auctions. There are three main categories of indices: (i) those based on U.S. Government Securities; (ii) those derived from a calculated measure such as a cost of funds index; and (iii) those based on a moving average of interest rates, including mortgage rates. Commonly utilized indices include, for example, the One Year Constant Maturity Treasury Index, the London Interbank Offered Rate (LIBOR), the Federal Home Loan Bank Cost of Funds, the prime rate and commercial paper rates.

   Adjustable rate securities allow a Fund to participate in all or a portion of increases in interest rates through periodic upward adjustments of the coupon rates of such securities, resulting in higher yields. During period of declining interest rates however, coupon rates may readjust downward resulting in lower yields to the Fund. During periods of rising interest rates, changes in the coupon rate of adjustable rate securities will lag behind changes in the market interest rate, which may result in such security having a lower value until the coupon resets to reflect more closely market interest rates. Adjustable rate securities frequently limit the maximum amount the rate may be adjusted during any adjustment period, in any one year or during the term of the security.
   Defensive Strategies. In certain circumstances market conditions may, in the Sub-Adviser's judgment, make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Sub-Adviser may use alternative strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest to a substantial degree in high-quality, short-term obligations. Such obligations may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the three highest grades by either Standard and Poor's ("S&P") or Moody's Investor Services, Inc. ("Moody's) (or comparably rated by any other nationally recognized statistical rating organization ("NRSRO")); commercial paper rated in the highest grade by either rating service (or comparably rated by any other nationally recognized statistical rating organization); certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments; or any other fixed-income securities that the Fund considers consistent with such strategy.
   BORROWINGS
   The Fund may borrow money from banks for temporary, emergency purposes only (such as meeting share redemption requests), although the Fund does not expect to do so in an amount exceeding 5% of its respective total assets (after giving effect to any such borrowing). Borrowing creates special risk considerations such as increased volatility in the net asset value of the shares and in the yield on the Fund's portfolio. Borrowing will create interest expenses for a Fund which can exceed the income from the assets retained.
   "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS
   The Fund may purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to or is earned by a fund on purchases of portfolio securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of such securities at delivery may be more or less than their purchase price, and yields generally available on such securities when delivery occurs may be higher than yields on such securities obtained pursuant to such transactions. Because a Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.
   PORTFOLIO TURNOVER
   The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. A high portfolio turnover (100% or more) increases a Fund's transaction costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Sub-Adviser deems portfolio changes appropriate.

DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------
   STANDARD & POOR'S - A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follow:
   A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.
   A debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

   The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform as audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
   The ratings are based, in varying degrees, on the following considerations:
   1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:
   2. Nature of and provisions of the obligation:
   3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

1. LONG-TERM DEBT - INVESTMENT GRADE
     AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.
     AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.
     A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.
     BBB: Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation. SPECULATIVE GRADE
   BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
   BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
   B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligors capacity or willingness to meet its financial commitment on the obligation.
   CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
   CC:  Debt rated "CC" is currently highly vulnerable to nonpayment.
   C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
   D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grade period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
   PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
   -: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposes to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.
   DEBT OBLIGATIONS OR ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

   BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain ratings or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

2.   COMMERCIAL PAPER
A-S & P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follow:
     A-1: The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.
     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated "A-1".
     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
     B: Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead the obligor's inadequate capacity to meet its financial commitment on the obligation.
     C: This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.
     D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are bases on current information furnished to S & P by the issuer or obtained from other sources it considers reliable. S & P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

3.   PREFERRED STOCK
     A S & P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligation. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer. The preferred stock ratings are based on the following considerations:
I. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.
II.      Nature of, and provisions of, the issuer.
III. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA: This is the highest rating that may be assigned by S & P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligation.
     AA: A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".
     A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.
     BB, B AND CCC: Preferred stock rated "BB", "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BBB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
     CC: The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
     C: A preferred stock issue rated "C" is a nonpaying issue.
     D: A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.
     NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S & P does not rate a particular type of obligation as a matter of policy. PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
     A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S & P by the issuer or obtained by S & P from other sources it considers reliable. S & P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

MOODY'S INVESTORS SERVICE-a brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:
1.       LONG-TERM DEBT
     AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protected elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
     A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
     BAA: Bonds which are rated Baa are considered a medium-grade obligation, (i.e., they are neither highly protected nor poorly secured.) Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     BA: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
     CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
     CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for the reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:
1. An application for rating was not received or accepted.
2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
3. There is a lack of essential data pertaining to the issue or issuer.
4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgement to be formed; if a bond is called for redemption; or for other reasons.

1.  SHORT-TERM DEBT
     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issues:
     ISSUERS RATED PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
-Leading market positions in well-established industries.
-High rates of return on funds employed.
-Conservative capitalization structure with moderate reliance on debt and ample asset protection.
-Broad margins is earnings coverage of fixed financial charges and high internal cash generation.
-Well-established access to a range of financial markets and assured sources of alternate liquidity.
     ISSUERS RATED PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
     ISSUERS RATED PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes of the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
   Issuers rated Not Prime do not fall within any of the Prime rating categories.

3.  PREFERRED STOCK
   Preferred stock rating symbols and their definitions are as follows:
   AAA: An issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
   AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.
   A: An issue which is rated "A" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.
   BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
                                       10

   BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.
   B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.
   CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
   CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.
   C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
   Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
--------------------------------------------------------------------------------
   The Sub-Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Sub-Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Trustees of the Fund.
   Many securities in which the Fund invests are traded principally in the over-the-counter market. Over-the-counter securities generally are traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price a fixed amount of compensation for the financial advisers, underwriters and dealers. The Fund also may purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. Day to day management of the portfolios of each Fund is the responsibility of a team of officers of the Sub-Adviser.
   The Sub-Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Sub-Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Sub-Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Sub-Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Sub-Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Sub-Adviser. Since statistical and other research information is only supplementary to the research efforts of the Sub-Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Sub-Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Sub-Adviser in servicing all of its advisory accounts; not all of such services may be used by the Sub-Adviser in connection with the Fund. The Sub-Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Sub-Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considers on quality of execution and comparable commission rates, the Sub-Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.
   The Sub-Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Sub-Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.
   Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Sub-Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.
   During the calendar year ended December 31, 1999, the portfolio turnover rate was 64.6%.
   The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 1999, the Fund owned no such securities.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------
   Amway Corporation ("Amway") indirectly, as of February 18, 2000, owned 16,465,185 shares, or 99.15%, of the outstanding shares of the Fund. Jay Van Andel and Richard M. DeVos are controlling persons of Amway since they own, together with their spouses, substantially all of its outstanding securities. Amway is a Michigan manufacturer and direct selling distributor of home care and personal care products. If Amway were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the fund and by causing the Fund to incur brokerage charges in connection with the redemption of Amway's shares.

OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------
   The business affairs of the fund are managed and under the direction of the Board of Trustees. The following are the Officers and Trustees of the Fund or the Adviser or both, together with their principal occupations during the past five years:


Name and Address                Age         Office Held         Principal Occupation Last Five Years
----------------               ----         -----------         ------------------------------------
Richard A. DeWitt               86    Trustee of the Fund       President, DeWitt Land and
10001 Buttonwood Way                                            Cattle Company (investments
Tequesta, Florida 33469                                         in land and cattle)



Allan D. Engel*                 48    Trustee, Vice             Vice   President,   Real  Estate
2905 Lucerne SE,                      President, Secretary      Operations      -     Enterprise
Suite 200                             and Assistant Treasurer   Capital,   Inc.  Formerly,   Sr.
Grand Rapids, Michigan                of the Fund; President,   Manager,  Investments  and  Real
49546                                 and Secretary of the      Estate,    Amway    Corporation.
                                      Investment Adviser.       Director,      President     and
                                                                Secretary  of  Amway  Management
                                                                Company  (1981-1999).   Trustee,
                                                                Vice  President  and  Secretary,
                                                                Amway Mutual Fund (1981- 1999).


                                       12




Name and Address                Age         Office Held         Principal Occupation Last Five Years
----------------               ----         -----------         ------------------------------------
Donald H. Johnson               70    Trustee of the Fund       Retired, Former Vice President-
19017 Vintage Trace Circle                                      Treasurer, SPX Corporation
Fort Myers, Florida                                             (Designs, manufactures and
33912                                                           markets products and services
                                                                for the motor vehicle industry),
                                                                1986 to 1994.

Walter T. Jones                 58    Trustee of the Fund       Retired, Former Senior Vice
936 Sycamore Ave.                                               President-Chief Financial
Holland, Michigan                                               Officer, Prince Corporation.
49424

James J. Rosloniec*             55    Trustee, President and    President & Chief Operating
2905 Lucerne SE                       Treasurer of the Fund.    Officer, JVA Enterprises, LLC.
Suite 200                                                       President, Chief Executive
Grand Rapids, Michigan                                          Officer and Director, Enterprise
49546                                                           Capital, Inc. Formerly, Vice
                                                                President-Audit and Control,
                                                                Amway Corporation (1991-
                                                                2000). Director, Vice President
                                                                and Treasurer of Amway
                                                                Management Company (1984-
                                                                1999). Trustee, President and
                                                                Treasurer, Amway Mutual
                                                                Fund, (1981-1999).

Richard E. Wayman               65    Trustee of the Fund       Retired, Former Finance
24578 Rutherford                                                Director, Amway Corporation,
Ramona, California                                              1976 to 1996
92065


   *These Trustees are interested persons under the Investment Company Act of 1940, as amended.




                                            Pension or
                                            ----------
      Name of Person,         Trustee        Retirement        Estimated Annual    Total Compensation
      ---------------         -------        ----------        ----------------    -------------------
         Position          Compensation  Benefits Accrued as       Benefits         Paid to Trustees
         --------          ------------  -------------------       --------         ----------------
                                           Part of Fund        Upon Retirement
                                           ------------        ---------------
                                             Expenses
                                             ---------

Richard A. DeWitt               $8,000            -0-                 -0-                 $8,000
Trustee
Allan D. Engel*                 $8,000            -0-                 -0-                 $8,000
Trustee
Donald H. Johnson               $8,000            -0-                 -0-                 $8,000
Trustee
Walter T. Jones                 $8,000            -0-                 -0-                 $8,000
Trustee
James J. Rosloniec              $8,000            -0-                 -0-                 $8,000
Trustee
Richard E. Wayman               $8,000            -0-                 -0-                 $8,000
Trustee


* These Trustees are interested persons under the Investment Company Act of 1940, as amended.

  All Officers and certain Trustees of the Fund and the Investment Adviser are affiliated with Amway Corporation. The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 1999, amounted to $48,000. Under the Administrative Agreement, the Investment Adviser pays the fees of the Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").

INVESTMENT ADVISER
--------------------------------------------------------------------------------
   The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management LLC (the "Investment Adviser" or "Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Adviser will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.
   The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order, these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.
   The Investment Advisory Agreement between the Fund and the Investment Adviser became effective on June 11, 1999 and amended on March 1, 2000. For the services to be rendered by Sub-Adviser, as provided herein, AAM shall pay to Sub-Adviser a fee, payable quarterly, at the annual rate of .40 of 1% of the average of the daily aggregate net asset value of the Fund on the first $50,000,000 of assets;
 .32 of 1% on assets in excess of $50,000,000. The fees paid by the Fund to the Investment Adviser during the year ended December 31, 1999 was $188,433.
   Effective March 1, 2000, the Sub-Advsiory Agreement between the Investment Adviser and the Fund's Sub-Adviser was amended to reduce the sub-advisory fee on assets in excess of $150,000,000. In order to give the Fund the benefit of this reduction in fees, the Investment Adviser has agreed to waive its Investment Advisory fees to the extent necessary so that its fees equal the lesser of (a) the amount otherwise payable under the Investment Advisory Agreement, and (b) the amount payable under the amended Sub-Advisory Agreement, plus 0.20% of average net assets.

   Members of the families of Jay Van Andel and Richard M. DeVos indirectly own substantially all of the outstanding ownership interests of Activa. Jay Van Andel and Richard M. DeVos are also controlling persons of Amway Corporation which, as of February 18, 2000, owned 16,465,185 shares, or 99.15%, of the outstanding shares of the Fund. See "Principal Shareholders."

SUB-ADVISER
--------------------------------------------------------------------------------
   A Sub-Advisory Agreement has been entered into between the Investment Adviser and Van Kampen Management Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 (Sub-Adviser). Under the Sub-Advisory Agreement, the Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Directors of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.
   As compensation for the services rendered under the Sub-Advisory Agreement, the Investment Adviser has agreed to pay the Sub-Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of .20 of 1% of the average of the daily aggregate net asset value of the Fund on the first $50,000,000 of assets; .12% of 1% on the next $100,000,000 of assets; and .04 of
1% on assets in excess of $150,000,000. Fees paid by the Investment Adviser to the Sub-Adviser during the year ended December 31, 1999 were $79,141.

PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------
   The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, the Adviser provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.15 of 1% of the average daily net assets of the Fund. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
   During 1999 the Fund paid $96,957 to Activa for the services which it provided pursuant to the Distribution Plan. The services included printing and mailing of prospectuses ($19,837) and general and administrative services ($77,120). The latter included activities of Activa's office personnel which are related to marketing, registration of the Fund's securities under the federal securities laws, and registration of Activa as a broker-dealer under federal and state securities laws. Since the Distribution Plan is a compensation plan, amounts paid under the plan may exceed Activa's actual expenses.
   Amounts received by the Adviser pursuant to the Distribution Plan may be retained by the Adviser as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.
   Most of the activities financed by the Distribution Plan are related to the distribution of all of the funds in the Activa family of mutual funds. Other activities may be related to the distribution of a particular fund. Each Activa mutual fund (other than the Money Market Fund) contributes the same percentage of its average net assets to the Distribution Plan. The Money Market Fund does not presently participate in the Distribution Plan.
   The Adviser acts as the exclusive agent for sales of shares of the Fund pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.

ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------
   Pursuant to the Administrative Agreement between the Fund and Activa Asset Management LLC ("Activa"), Activa provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, the provision of legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, Activa pays the fees of the Fund's Trustees, and the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of Activa. For providing these services Activa receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets. During the year ended December 31, 1999, total payments were $82,010.

   The Administrative Agreement provides that Activa is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence; (ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses;
(v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.
   The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------
   Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.
   In return for its services, the Fund pays the Transfer Agent, a fee of $1.167 per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.

CUSTODIAN
--------------------------------------------------------------------------------
   The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------
   BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, are the independent certified public accountants for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
   The Fund's investments are generally valued at current market value. If market quotations are not readily available, the Fund's investments will be valued at fair value as determined by the Fund's Board of Trustees.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
   In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment is $500 or more. Additional investments of $50 or more can be made at any time by using the lower portion of your account statement. Checks should be made payable to "Activa Asset Management LLC" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.
   All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption charge by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail, telephone or telegram. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Redemption proceeds may be delayed until investments credited to your account have been received and collected.

BY MAIL:
--------
   When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, retirement plans, individual retirement accounts and profit sharing plans.

BY PHONE:
---------
   At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone or telegram exchange or redemption option. You may redeem shares under this option by calling the Fund at the number indicated on the front of this Prospectus on any business day. Requests received after 4:00 p.m. when the market has closed will receive the next day's price. By establishing the telephone or telegram exchange or redemption option, you authorize the Transfer Agent to honor any telephone or telegram exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming by the telephone and telegram exchange and cannot be in certificate form unless the certificate is tendered with the request for redemption. Certificated shares cannot be redeemed by the telephone and telegram exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.
   The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone or telegram exchange or redemption option at any time. Before this option is effective for a corporation, partnership, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone and telegram exchange or redemption requests which are made in accordance with the procedures approved by shareholders.

SPECIAL CIRCUMSTANCES:
---------------------
   In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 30 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.
   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.

   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
   Shares of each Fund may be exchanged for shares of any other Activa Fund.
   The above described Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone or telegram exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. In the case of exchanges into the Money Market Fund, dividends generally commence on the following business day. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

ADDITIONAL ACCOUNT POLICIES
--------------------------------------------------------------------------------
   If the value of your account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.
   The Fund does not permit market-timing or other abusive trading practices. Excessive, short-term (market-timing) and other abusive trading practices may disrupt portfolio trading strategies and harm Fund performance. To minimize harm to the Fund and its shareholders, each Fund reserves the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading.

INTERNET ADDRESS
--------------------------------------------------------------------------------
Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------
   The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to investment companies. As the result of paying to its shareholders as dividends and distributions substantially all net investment income and realized capital gains, the Fund will be relieved of substantially all Federal income tax.
   For Federal income tax purposes, distributions of net investment income and any capital gains will be taxable to shareholders. Distributions of net investment income will normally qualify for the 70% deduction for dividends received by corporations. After the last dividend and capital gains distribution in each year, the Fund will send you a statement of the amount of the income and capital gains which you should report on your Federal income tax return. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or reinvested in additional shares of the Fund. Qualified long-term capital gain dividends received by individual shareholders are taxed a maximum rate of 20%.
   In addition, shareholders may realize a capital gain or loss when shares are redeemed. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.
   On the record date for a distribution, the Fund's share value is reduced by the amount of the distribution. If a shareholder buys shares just before the record date ("buying a dividend"), they will pay the full price for the shares, and then receive a portion of the price back as a taxable distribution.

   Also, under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ended December 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the prior calendar year, minus any overdistribution in the prior calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.
   Under certain circumstances, the Fund will be required to withhold 31% of a shareholder's distribution or redemption from the Fund. These circumstances include failure by the shareholder to furnish the Fund with a proper taxpayer identification number; notification of the Fund by the Secretary of the Treasury that a taxpayer identification number is incorrect, or that withholding should commence as a result of the shareholder's failure to report interest and dividends; and failure of the shareholder to certify, under penalties of perjury, that he is not subject to withholding. In this regard, failure of a shareholder who is a foreign resident to certify that he is a nonresident alien may result in 31% of his redemption proceeds and 31% of his capital gain distribution being withheld. In addition, such a foreign resident may be subject to a 30% or less, as prescribed by an applicable tax treaty, withholding tax on ordinary income dividends distributed unless he qualifies for relief under an applicable tax treaty.
   Trustees of qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax adviser regarding the 20% withholding requirement.
   Prior to purchasing shares of the Fund, the impact of any dividends or capital gain distributions which are about to be declared should be carefully considered. Any such dividends and capital gain distributions declared shortly after you purchase shares will have the effect of reducing the per share net asset value of your shares by the amount of dividends or distributions on the ex-dividend date. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.
   Each shareholder is advised to consult with his tax adviser regarding the treatment of distributions to him under various state and local income tax laws.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------
   The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.
   At least once each year, the Fund is audited by independent certified public accountants appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.

                                            ====================================
                                             Activa
                                             Intermediate
ACTIVA INTERMEDIATE BOND FUND                Bond
(a Series of Activa Mutual Fund Trust)       Fund
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan  49546
(616) 787-6288
(800) 346-2670

                                                        Statement of
                                                   Additional Information





                                                       April 29, 2000







                                                  ACTIVA MUTUAL FUND LOGO

















Printed in U.S.A.

                                            ====================================

ACTVA INTERNATIONAL FUND                           ACTIVA MUTUAL FUND LOGO
(a series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670

                                                    STATEMENT OF ADDITIONAL
Contents                            Page                  INFORMATION
Organization of the Fund              2
Objectives, Policies, and                     This  Statement of Additional  Information is not
  Restrictions on the Fund's               a prospectus.  Therefore,  it should be read only in
  Investments                         2    conjunction  with  the  Prospectus,   which  can  be
Securities Descriptions &                  requested  from the Fund by writing  or  telephoning
  Techniques                          3    as indicated  above.  This  Statement of  Additional
Risk Management & Return                   Information  relates to the  Prospectus for the Fund
  Enhancement Strategies              6    dated April 29, 2000.
Portfolio Transactions & Brokerage   15
Principal Shareholders               16
Officers & Trustees of the Fund      16
Investment Adviser                   18
Sub-Adviser                          18
Plan of Distribution & Principal
  Underwriters                       18
Administrative Agreement             19
Transfer Agent                       20
Custodian                            20
Auditors                             20
Pricing of Fund Shares               20
Purchase of Shares                   20
How Shares are Redeemed              20
Exchange Privilege                   21
Additional Account Policies          22          The date of this Statement of Additional
Internet Address                     22               Information is April 29, 2000.
Federal Income Tax                   22
Reports to Shareholders
   and Annual Audit                  23








Printed in U.S.A.

                            ACTIVA INTERNATIONAL FUND

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
     The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998.
     The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Fund presently has only one class of shares.
     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
     The primary investment objective of the Fund is capital appreciation. The Fund will attempt to meet its objectives by investing primarily in common stocks and equity-related securities of non-U.S. companies. The Fund's policy is to invest in a broadly diversified portfolio and not to concentrate investments in a particular industry or group of industries.

FUNDAMENTAL INVESTMENT RESTRICTIONS
     The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.
     The Fund :
     1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.
     2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. This restriction does not apply to instruments considered to be domestic bank money market instruments.
     3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;
     4. May not borrow money, except to the extent permitted by applicable law;
     5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;
     6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and
          (b) invest in securities or other instruments issued by issuers that invest in real estate;
     7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

     8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     The investment restrictions described below are not fundamental policies of the Fund and may be changed by their Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.
     Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.
     There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.
     In view of the Fund's investment objective of capital appreciation, the Fund intends to purchase securities for long-term or short-term profits, as appropriate. Securities will be disposed of in situations where, in management's opinion, such potential is no longer feasible or the risk of decline in the market price is too great. Therefore, in order to achieve the Fund's objectives, the purchase and sale of securities will be made without regard to the length of time the security is to be held. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions.


SECURITIES DESCRIPTIONS AND TECHNIQUES
--------------------------------------------------------------------------------
     The following discussion provides the various principal and non-principal investment policies and techniques employed by the Fund.

     EQUITY SECURITIES:
     ------------------
     COMMON STOCK is the most prevalent type of equity security. Common stockholders receive the residual value of the issuers earning and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.
     PREFERRED STOCKS have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock.
     WARRANTS give the Funds the option to buy the issuer's stock or other equity securities at a specified price. The Funds may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders.
     CONVERTIBLE SECURITIES are fixed income securities that a Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price.
     Convertible securities have lower yields than comparable fixed income securities to compensate for the value of the conversion option. In addition, the conversion price exceeds the market value of the underlying equity securities at the time a convertible security is issued. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
     The Fund treats convertible securities as equity securities for purposes of their investment policies and limitations, because of their unique characteristics.

     FIXED INCOME SECURITIES:
     ------------------------
     CORPORATE DEBT SECURITIES are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt security. The credit risks of corporate debt securities vary widely among issuers.
     ZERO COUPON SECURITIES do not pay interest or principal until final maturity. Most debt securities provide periodic payments of interest (referred to as a "coupon payment"). In contrast, investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the price and the amount paid at maturity represents interest on the zero coupon security. This increases the market and credit risk of a zero coupon security, because an investor must wait until maturity before realizing any return on the investment.
     There are many forms of zero coupon securities. Some securities are originally issued at a discount and are referred to as "zero coupon" or "capital appreciation" bonds. Others are created by separating the right to receive coupon payments from the principal due at maturity, a process known as "coupon stripping." Treasury STRIPs, IOs, and POs are the most common forms of "stripped" zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as "pay-in-kind" or "PIK" securities.
     COMMERCIAL PAPER is an issuer's draft or note with a maturity of less than nine months. Companies typically issue commercial paper to fund current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. Commercial paper may default if the issuer cannot continue to obtain liquidity in this fashion. The sort maturity of commercial paper reduces both the market and credit risk as compared to other debt securities of the same issuer.
     BANK INSTRUMENTS are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments. Instruments denominated in U.S. dollars are issued by U.S. branches of foreign banks are referred to as Yankee instruments.
     DEMAND INSTRUMENTS are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year. Insurance contracts include guaranteed investment contracts, funding agreements and annuities.
     GOVERNMENT OBLIGATIONS include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. No assurances can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.
     PARTICIPATION INTERESTS represent an undivided interest in or assignment of a loan made by an issuing financial institution. Participation interests are primarily dependent upon the financial strength of the borrowing corporation, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. In the event the borrower fails to pay scheduled interest or principal payments, a Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligations in connection with the participation, a Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.
     In acquiring participation interests, the Sub-Adviser will conduct analysis and evaluation of the financial condition of each co-lender and participant to ensure that the participation interest meets a high quality standard and will continue to do so as long as it holds a participation. In conducting its analysis and evaluation, the Sub-Adviser will consider all relevant factors in determining the credit quality of the underlying or borrower, the amount and quality of the collateral, the terms of the loan participation agreement and other relevant agreements (including any intercreditor agreements), the degree to which the credit of an intermediary was deemed material to the decision to purchase the loan participation, the interest rate environment, and general economic conditions applicable to the borrower and the intermediary.

     VARIABLE AND FLOATING RATE INSTRUMENTS are generally not rated by credited rating agencies; however, the Sub-Adviser under guidelines established by the Trust's Board of Trustees will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Fund. In making such determinations, the Sub-Adviser considers the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved in the event of the issuer of the instrument defaulting on its payment obligation or during periods in which a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

FOREIGN SECURITIES:
     Foreign securities are securities of issuers based outside the U.S. They are primarily denominate in foreign currencies and traded outside of the United States. In addition to the risks normally associated with equity and fixed income securities, foreign securities are subject to country risk and currency risks. Trading in certain foreign markets is also subject to liquidity risks.
     FOREIGN EXCHANGE CONTRACTS are used by a Fund to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars ("spot currency trades"). The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risk.
     FOREIGN GOVERNMENT SECURITIES generally consist of fixed income securities supported by national, state, or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.
     Foreign government securities also include fixed income securities of "quasi-governmental agencies" which are either issued by entities that are owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit and general taxing powers. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including guasi-governmental agencies.
     DEPOSITORY RECEIPTS are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by foreign issuers. ADRs in registered form, are designed for use in U.S. securities markets. Such depository receipts may be sponsored by the foreign issuer or may be unsponsored. The Fund may also invest in European and Global Depository Receipts ("EDRs" and "GDRs"), which in bearer form, are designed for use in European securities markets, and in other instruments representing securities of foreign companies. Such depository receipts may be sponsored by the foreign issuer or may be unsponsored. Unsponsored depository receipts are organized independently and without the cooperation of the foreign issuer of the underlying securities; as a result, available information regarding the issuer may not be as current as for sponsored depository receipts, and the prices of unsponsored depository receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underling security may be denominated in a foreign currency, although the underlying security may be subject to foreign governmental taxes which would reduce the yield on such securities.
     EURODOLLAR CONVERTIBLE SECURITIES are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside the United States. The Fund may invest without limitation in Eurodollar convertible securities, subject to its investment policies and restrictions, that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies.

     EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from may countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES
--------------------------------------------------------------------------------
     The Fund may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to enhance return. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies include the use of foreign currency forward contracts, options, futures contracts and options thereon. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objectives and polices.
     RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES. Participation in the options and futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the Sub-Adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risk inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the Sub-Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible liability of a Fund to purchase or sell a portfolio security at a disadvantageous time, due to the need for a Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

DERIVATIVES:
     INDEX AND CURRENCY-LINKED SECURITIES are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. The Fund may also invest in "equity linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.
     MORTGAGE-RELATED SECURITIES are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.
     U.S. MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-thoughts." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
     The principal governmental guarantor of U.S. mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.
     Government-related grantors include the Federal National Mortgage Association ("FNMA") and the Federal Home loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insure or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC's national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the United States Government.
     Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. In the even higher than anticipated prepayments of principal, a Fund may be subject to reinvestment in a market of lower interest rates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.
     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A domestic or foreign CMO in which a Fund may invest is a hybrid between mortgage-backed bond and a mortgage pass-through security. Like a bond, interest is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.
     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal and interest received from the pool of underlying mortgages, including prepayments, is first returned to the class having the earliest maturity date or highest maturity. Classes that have longer maturity dates and lower seniority will receive principal only after the higher class has been retired.
     SYNTHETIC CONVERTIBLE SECURITIES are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by Standard and Poor's.

OPTIONS AND FUTURES:
     OPTIONS are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium", from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

     The Fund may:
     o Buy call options on foreign currency in anticipation of an increase in the value of the underlying asset.
     o Buy put options on foreign currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset.
     o Write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

     STOCK INDEX OPTIONS. The Fund may also purchase put and call options with respect to the S&P 500 and other stock indices. The Fund may purchase such options as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Fund.
     The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the Investment Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.
     Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund could not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Fund purchases put or call options only with respect to an index which the Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.
     FOREIGN CURRENCY OPTIONS. The Fund may buy or sell put and call options on foreign currencies. A put or call option on foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. The Fund uses foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of a call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price of an in-the-money strike prices. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce foreign currency risk using such options.
     As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

     FORWARD CURRENCY CONTRACTS. The Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fix number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.
     FUTURES CONTRACTS provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified when the contract is made. Futures contracts traded OTC are frequently referred to as "forward contracts". Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts.
     The Fund may buy and sell interest rate or financial futures, futures on indices, foreign currency exchange contracts, forward foreign currency exchange contracts, foreign currency options, and foreign currency futures contracts.
     Interest Rate or Financial Futures Contracts. The Fund may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures markets, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.
     The sale of an interest rate or financial future sale by a Fund obligates the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by a Fund obligates the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.
     Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. A Fund closes out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund receives the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, a Fund closes out a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.
     OPTIONS ON FUTURES CONTRACTS. The Fund may purchase options on the futures contracts it can purchase or sell, as describe above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell
(put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. There is no guarantee that such closing transactions can be effected.
     Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Depending on the pricing of the contract will note be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options are more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).
     RISKS OF TRANSACTIONS IN OPTIONS AND FUTURES CONTRACTS. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the options or futures contract and movements in the price of the securities which are the subject of the hedge. The price of the contract may move more or less than the price of the securities being hedged. If the price of the contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the security being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the contract. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the contract which will not be completely offset by movements in the price of the securities which are subject to the hedge.
     When contracts are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If a Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the contract that is not offset by a reduction in the price of securities purchased.
     Although the Fund intends to purchase or sell contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.
     Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
     Successful use of futures by the Fund depends on the Sub-Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund hedges against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.
     In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker. RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND RELATED OPTIONS
     Except as described below under "Non Hedging Strategic Transactions", the Fund will not engage in transactions in futures contracts or related options for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. The Fund may not purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. The Fund also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets.

     Upon the purchase of futures contracts, the Fund will deposit an amount of cash or liquid debt or equity securities, equal to the market value of the futures contracts, in a segregated account with the Custodian or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.
     These restrictions, which are derived from current federal and state regulations regarding the use of options and futures by mutual funds, are not "fundamental restrictions" and the Trustees of the Trust may change them if applicable law permits such a change and the change is consistent with the overall investment objective and policies of the Fund.
INTEREST RATE AND CURRENCY SWAPS:
     For hedging purposes, the Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. An interest rate or currency swap involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a specified ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in the exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level.
     CROSS-CURRENCY SWAPS. A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); and exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.
     SWAP OPTIONS. The Fund may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to receive fixed pursuant to a swap option is said to own a call.
     SECURITIES SWAPS. The Fund may enter into securities swaps, a technique primarily used to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. The fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, the Fund pays or receives cash from the broker equal to the change in the value of the underlying security.
     INTEREST RATE SWAPS. As indicated above, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the London Interbank Offered Rate, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not in investment or a borrowing.
     RISKS ASSOCIATED WITH SWAPS. The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options. In connection with such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while the Fund will seek to enter into such transactional only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous.
     The Fund usually enter into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Trust's custodian. If the Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account of the full amount accrued on a daily basis of the fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.
     The Fund will not enter into any of these transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of the purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P).

SPECIAL TRANSACTIONS
     TEMPORARY INVESTMENTS. The Fund may temporarily depart from its principal investment strategies in response to adverse market, economic, political or other conditions by investing their assets in cash, cash items, and short-term, higher quality debt securities. The Fund may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. A defensive posture taken by the Fund may result in the Fund failing to achieve its investment objective.
     INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.
     "ROLL" TRANSACTIONS. The Fund may enter into "roll" transactions, which are the sale of GNMA certificates and other securities together with a commitment to purchase similar, but not identical, securities at a later date from the same party. During the roll period, a Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like when-issued securities or firm commitment agreements, roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. Additionally, in the even the buyer of securities under a roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the transactions may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.
     The Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for investment leverage. Nonetheless, roll transactions are speculative techniques and are considered to be the economic equivalent of borrowings by the Fund. To avoid leverage, the Fund will establish a segregated account with its custodian in which it will maintain liquid assets in an amount sufficient to meet is payment obligations with respect to these transactions. The Fund will not enter into roll transactions if, as a result, more than 15% of the fund's net assets would be segregated to cover such contracts.

NON-HEDGING STRATEGIC TRANSACTIONS
     The Fund's options, futures and swap transactions will generally be entered into for hedging purposes-to protect against possible changes in the market values of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, currency or interest rate fluctuations, to protect the Fund's unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. However, in addition to the hedging transactions referred to above, the Fund may enter into options, futures and swap transactions to enhance potential gain in circumstances where hedging is not involved. The Fund's net loss exposure resulting from transactions entered into for each purpose will not exceed 5% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under "Options," "Futures Contracts," and "Interest Rate and Currency Swaps".
     REPURCHASE AGREEMENTS are agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. Pursuant to such agreements, the Fund acquires securities from financial institutions as are deemed to be creditworthy by the Sub-Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements may be considered to be loans under the Investment Company Act.
     The Fund's custodian is required to take possession of the securities subject to repurchase agreements. The Sub-Adviser or the custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.
     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements, which involve the sale of a security to a Fund and its agreement to repurchase the security (or, in the case of mortgage-backed securities, substantially similar but not identical securities) at a specified time and price. A Fund will maintain in a segregated account with its custodian cash, U.S. Government securities or other appropriate liquid securities in an amount sufficient to cover its obligations under these agreements with broker-dealers (no such collateral is required on such agreements with banks). Under the Investment Company Act, these agreements may be considered borrowings by the Funds, an are subject to the percentage limitations on borrowings describe below. The agreements are subject to the same types of risks as borrowings.
     WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.
     The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Sub-Adviser to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceed 15% of the value of its net assets.
     When a Fund engages in when-issued, forward commitments and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.
     BORROWING. The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of a Fund's assets fluctuate in value, whereas the interest obligation resulting form a borrowing remain fixed by the terms of the Fund's agreement with its lender, the asset value per share of the Fund tends to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

     SHORT SALES. The Fund may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange or other securities they own (referred to as short sales "against the box") and short sales of securities which they do not own or have the right to acquire.
     In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).
     Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short increase in value, than would otherwise be the case if it had not engage in such short sale. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.
     As a matter of policy, the Fund will not make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.
     ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund night be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Trust's Board of Trustees has determined that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. Investing in restricted securities eligible for resale under Rule 144A could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested in purchasing such securities.
     The Fund may invest in foreign securities that are restricted against transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Unless these securities are acquired directly from the issuer or its underwriter, the Fund treats foreign securities whose principal market is abroad as not subject to the investment limitation on securities subject to legal or contractual restrictions on resale.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------
     Subject to policies established by the Trust's Board of Trustees, the Sub-Adviser executes the Fund's portfolio transactions and allocates the brokerage business. In executing such transactions, the Sub-Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. Securities in which the Fund invests may be traded in the over-the-counter markets, and the Fund deals directly with the dealers who make the markets in such securities except in those circumstances where better prices and execution are available elsewhere. The Sub-Adviser negotiates commission rates with brokers or dealers based on the quality or quantity of services provided in light of generally prevailing rates, and while the Sub-Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commissions available. The Board of Trustees of the Trust periodically reviews the commission rates and allocation of orders.
     The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who sell shares of the Fund or provide supplemental research, market and statistical information and other research services and products to the Sub-Adviser may receive orders for transactions by the Fund. Such information, services and products are those which brokerage houses customarily provide to institutional investors, and include items such as statistical and economic data, research reports on particular companies and industries, and computer software used for research with respect on investment decisions. Information, services and products so received are in addition to and not in lieu of the services required to be performed by the Sub-Adviser under the Sub-Advisory Agreement, and the expenses of the Sub-Adviser are not necessary reduced as a result to the receipt of such supplemental information, service and products. Such information, services and products may be useful to the Sub-Adviser in providing services to clients other than the Trust, and not all such information, services and products are used by the Sub-Adviser, in connection with the Fund. Similarly, such information, services and products provided to the Sub-Adviser by brokers and dealers through whom other clients of the Investment Adviser effect securities transactions may be useful to the Sub-Adviser in providing services to the Fund. The Sub-Adviser may pay higher commissions on brokerage transactions for the Fund to brokers in order to secure the information, services and products described above, subject to review by the Trust's Board of Trustees from time to time as to the extent and continuation of this practice.
     Although the Sub-Adviser makes investment decisions for the Trust independently from those of its other accounts, investment of the kind made by the Fund may often also be made by such other accounts. When the Sub-Adviser buys and sells the same security at substantially the same time on behalf of the Fund and one or more other accounts managed by the Sub-Adviser, the Sub-Adviser allocates available investments by such means as, in its judgment, result in fair treatment. The Sub-Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Fund and its other managed accounts, and the price paid to or received by the Fund and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.
     Securities trade in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's commission or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.
     During the year ended December 31, 1999, the Fund paid total brokerage commissions on purchase and sale of portfolio securities of $124,096. Transactions in the amount of $1,340,809, involving commissions of approximately $2,790, were directed to brokers because of research services provided during 1999. During the calendar year ended December 31, 1999, the portfolio turnover rate was 87.6%.
     The Sub-Adviser furnishes investment advice to other clients. The other accounts may also make investments in the same investment securities and at the same time as the Fund. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to amount and price in a manner considered equitable to each, so that each receives, to the extent practicable, the average price of such transactions, which may or may not be beneficial to the Fund.

The Board of Trustees of the Fund believes that the benefits of the Sub-Adviser's organization outweigh any limitations that may arise from simultaneous transactions.
     The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 1999, the Fund owned no such securities.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------
     Amway Corporation ("Amway") indirectly, as of February 18, 2000, owned 2,897,624 shares, or 96.48%, of the outstanding shares of the Fund. Jay Van Andel and Richard M. DeVos are controlling persons of Amway since they own, together with their spouses, substantially all of its outstanding securities. Amway is a Michigan manufacturer and direct selling distributor of home care and personal care products. If Amway were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the fund and by causing the Fund to incur brokerage charges in connection with the redemption of Amway's shares.

OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------
     The business affairs of the fund are managed and under the direction of the Board of Trustees. The following are the Officers and Trustees of the Fund or the Adviser or both, together with their principal occupations during the past five years:

Name and Address                Age         Office Held         Principal Occupation Last Five Years
----------------                ---         -----------         ------------------------------------

Richard A. DeWitt               86    Trustee of the Fund       President, DeWitt Land and
10001 Buttonwood Way                                            Cattle Company (investments
Tequesta, Florida 33469                                         in land and cattle)

Allan D. Engel*                 48    Trustee, Vice             Vice   President,   Real  Estate
2905 Lucerne SE,                      President, Secretary      Operations-Enterprise   Capital,
Suite 200                             and Assistant Treasurer   Inc.   Formerly,   Sr.  Manager,
Grand Rapids, Michigan                of the Fund; President,   Investments   and  Real  Estate,
49546                                 and Secretary of the      Amway   Corporation.   Director,
                                      Investment Adviser.       President   and   Secretary   of
                                                                Amway     Management     Company
                                                                (1981-1999).    Trustee,    Vice
                                                                President     and     Secretary,
                                                                Amway Mutual Fund (1981-
                                                                1999).

Donald H. Johnson               70    Trustee of the Fund       Retired, Former Vice President-
19017 Vintage Trace Circle                                      Treasurer, SPX Corporation
Fort Myers, Florida                                             (Designs, manufactures and
33912                                                           markets products and services
                                                                for the motor vehicle industry),
                                                                1986 to 1994.

Walter T. Jones                 58    Trustee of the Fund       Retired, Former Senior Vice
936 Sycamore Ave.                                               President-Chief Financial
Holland, Michigan                                               Officer, Prince Corporation
49424


                                       16


Name and Address                Age         Office Held         Principal Occupation Last Five Years
----------------                ---         -----------         ------------------------------------

James J. Rosloniec*             55    Trustee, President and    President & Chief Operating
2905 Lucerne SE                       Treasurer of the Fund.    Officer, JVA Enterprises, LLC.
Suite 200                                                       President, Chief Executive
Grand Rapids, Michigan                                          Office and Director, Enterprise
49546                                                           Capital, Inc.  Formerly, Vice
                                                                President-Audit and Control,
                                                                Amway Corporation (1991-
                                                                2000). Director, Vice President
                                                                and Treasurer of Amway
                                                                Management Company (1984-
                                                                1999). Trustee, President and
                                                                Treasurer, Amway Mutual
                                                                Fund, (1981-1999).

Richard E. Wayman               65    Trustee of the Fund       Retired, Former Finance
24578 Rutherford                                                Director, Amway Corporation,
Ramona, California                                              1976 to 1996
92065


                                                  Pension or
      Name of Person,          Trustee            Retirement        Estimated Annual    Total Compensation
         Position            Compensation     Benefits Accrued as       Benefits         Paid to Trustees
                                                 Part of Fund        Upon Retirement
                                                   Expenses
      ---------------        ------------     -------------------   ----------------    ------------------

Richard A. DeWitt               $8,000                -0-                  -0-               $8,000
Trustee
Allan D. Engel*                 $8,000                -0-                  -0-               $8,000
Trustee
Donald H. Johnson               $8,000                -0-                  -0-               $8,000
Trustee
Walter T. Jones                 $8,000                -0-                  -0-               $8,000
Trustee
James J. Rosloniec              $8,000                -0-                  -0-               $8,000
Trustee
Richard E. Wayman               $8,000                -0-                  -0-               $8,000
Trustee

     *These Trustees are interested persons under the Investment Company Act of
      1940, as amended.
     All Officers and certain Trustees of the Fund and the Investment Adviser are affiliated with Amway Corporation. The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 1999, amounted to $48,000. Under the Administrative Agreement, the Investment Adviser pays the fees of the Trustees of the Fund. The Trustees and Officers of the Fund own, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").

INVESTMENT ADVISER
--------------------------------------------------------------------------------
     The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management LLC (the "Investment Adviser"). Under the
Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Advisor will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.
     The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Absent the exemptive order, these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.
     The Investment Advisory Agreement between the Fund and Activa became effective on June 11, 1999. For providing services under this contract, Activa is to receive compensation payable quarterly, at the annual rate of .85 of 1% on the average of the daily aggregate net asset value of the Fund on the first $50,000,000 of assets and .75% on the assets in excess of $50,000,000. Activa also provides certain administrative services for the Fund pursuant to a separate agreement. The fees paid by the Fund to the Investment Adviser during the year ended December 31, 1999 were $92,574.
     Members of the families of Jay Van Andel and Richard M. DeVos indirectly own substantially all of the outstanding ownership interests of Activa. Jay Van Andel and Richard M. DeVos are also controlling persons of Amway Corporation which, as of February 18, 2000, owned 2,897,624 shares, or 96.48%, of the outstanding shares of the Fund. See "Principal Shareholders."

SUB-ADVISER
--------------------------------------------------------------------------------
     A Sub-Advisory Agreement has been entered into between the Investment Adviser and Nicholas-Applegate Capital Management, 600 West Broadway, 30th Floor, San Diego, California 92101 (Sub Adviser). Under the Sub-Advisory Agreement, the Adviser employes the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Trustees of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.
     As compensation for the services rendered under the Sub-Advisory Agreement, the Investment Adviser has agreed to pay the Sub-Adviser a fee, which is computed daily and may be paid quarterly, equal to the annual rates of .65 of 1% of the average of the daily aggregate net asset value of the Fund on the first $50,000,000 of assets and .55% on the assets in excess of $50,000,000. The fees paid by the Investment Adviser to the Sub-Adviser during the year ended December 31, 1999 were $70,092.

PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------
     The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, the Adviser provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.15 of 1% of the average daily net assets of the Fund. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     During 1999 the Fund paid $19,315 to Activa for the services which it provided pursuant to the Distribution Plan. The services included printing and mailing of prospectuses ($3,952) and general and administrative services ($15,363). The latter included activities of Activa's office personnel which are related to marketing, registration of the Fund's securities under the federal securities laws, and registration of Activa as a broker-dealer under federal and state securities laws. Since the Distribution Plan is a compensation plan, amounts paid under the plan may exceed Activa's actual expenses.
     Amounts received by the Adviser pursuant to the Distribution Plan may be retained by the Adviser as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.
     Most of the activities financed by the Distribution Plan are related to the distribution of all of the funds in the Activa family of mutual funds. Other activities may be related to the distribution of a particular fund. Each Activa mutual fund (other than the Money Market Fund) contributes the same percentage of its average net assets to the Distribution Plan. The Money Market Fund does not presently participate in the Distribution Plan.
     The Adviser acts as the exclusive agent for sales of shares of the Fund pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.

ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------
     Pursuant to the Administrative Agreement between the Fund and the Investment Adviser, the Investment Adviser provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, the provision of legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, the Investment Adviser pays the fees of the Fund's Trustees, and the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of the Investment Adviser. For providing these services the Investment Adviser receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets. During the year ended December 31, 1999, total payments were $92,574.
     The Administrative Agreement provides that the Investment Adviser is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence;
(ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.
     The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------
     Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.
     In return for its services, the Fund pays the Transfer Agent, a fee of $1.167 per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.

CUSTODIAN
--------------------------------------------------------------------------------
     The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------
     BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, are the independent certified public accountants for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
     The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
     The Fund's investments are generally valued at current market value. If market quotations are not readily available, the Fund's investments will be valued at fair value as determined by the Fund's Board of Trustees.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
     In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment is $500 or more. Additional investments of $50 or more can be made at any time by using the lower portion of your account statement. Checks should be made payable to "Activa Asset Management LLC" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.
     All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
     Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption charge by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail, telephone or telegram. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Redemption proceeds may be delayed until investments credited to your account have been received and collected.

BY MAIL:
--------
     When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, limited liability companies, retirement plans, individual retirement accounts and profit sharing plans.

BY PHONE:
---------
     At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone or telegram exchange or redemption option. You may redeem shares under this option by calling the Fund at the number indicated on the front of this Prospectus on any business day. Requests received after 4:00 p.m. when the market has closed will receive the next day's price. By establishing the telephone or telegram exchange or redemption option, you authorize the Transfer Agent to honor any telephone or telegram exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming by the telephone and telegram exchange and cannot be in certificate form unless the certificate is tendered with the request for redemption. Certificated shares cannot be redeemed by the telephone and telegram exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.
     The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone or telegram exchange or redemption option at any time. Before this option is effective for a corporation, partnership, limited liability company, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone and telegram exchange or redemption requests which are made in accordance with the procedures approved by shareholders.

SPECIAL CIRCUMSTANCES:
----------------------
     In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 30 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.
     Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.
     The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
     Shares of each Fund may be exchanged for shares of any other Activa Fund. The Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone or telegram exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. In the case of exchanges into the Money Market Fund, dividends generally commence on the following business day. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

ADDITIONAL ACCOUNT POLICIES
--------------------------------------------------------------------------------
     If the value of your account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.
     The Fund does not permit market-timing or other abusive trading practices. Excessive, short-term (market-timing) and other abusive trading practices may disrupt portfolio trading strategies and harm Fund performance. To minimize harm to the Fund and its shareholders, each Fund reserves the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading.

INTERNET ADDRESS
--------------------------------------------------------------------------------
     Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------
     The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to investment companies. As the result of paying to its shareholders as dividends and distributions substantially all net investment income and realized capital gains, the Fund will be relieved of substantially all Federal income tax.
     For Federal income tax purposes, distributions of net investment income and any capital gains will be taxable to shareholders. Distributions of net investment income will normally qualify for the 70% deduction for dividends received by corporations. After the last dividend and capital gains distribution in each year, the Fund will send you a statement of the amount of the income and capital gains which you should report on your Federal income tax return. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or reinvested in additional shares of the Fund. Qualified long-term capital gain dividends received by individual shareholders are taxed a maximum rate of 20%.
     In addition, shareholders may realize a capital gain or loss when shares are redeemed. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.
     On the record date for a distribution, the Fund's share value is reduced by the amount of the distribution. If a shareholder buys shares just before the record date ("buying a dividend"), they will pay the full price for the shares, and then receive a portion of the price back as a taxable distribution.
     Also, under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ended December 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the prior calendar year, minus any overdistribution in the prior calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.
     Under certain circumstances, the Fund will be required to withhold 31% of a shareholder's distribution or redemption from the Fund. These circumstances include failure by the shareholder to furnish the Fund with a proper taxpayer identification number; notification of the Fund by the Secretary of the Treasury that a taxpayer identification number is incorrect, or that withholding should commence as a result of the shareholder's failure to report interest and dividends; and failure of the shareholder to certify, under penalties of perjury, that he is not subject to withholding. In this regard, failure of a shareholder who is a foreign resident to certify that he is a nonresident alien may result in 31% of his redemption proceeds and 31% of his capital gain distribution being withheld. In addition, such a foreign resident may be subject to a 30% or less, as prescribed by an applicable tax treaty, withholding tax on ordinary income dividends distributed unless he qualifies for relief under an applicable tax treaty.
     Trustees of qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax adviser regarding the 20% withholding requirement.
     Prior to purchasing shares of the Fund, the impact of any dividends or capital gain distributions which are about to be declared should be carefully considered. Any such dividends and capital gain distributions declared shortly after you purchase shares will have the effect of reducing the per share net asset value of your shares by the amount of dividends or distributions on the ex-dividend date. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.
     Each shareholder is advised to consult with his tax adviser regarding the treatment of distributions to him under various state and local income tax laws.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------
     The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.
     At least once each year, the Fund is audited by independent certified public accountants appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.

                                            ====================================
                                              Activa
                                              International
ACTIVA INTERNATIONAL FUND                     Fund
(a Series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan  49546
(616) 787-6288
(800) 346-2670
                                                       Statement of
                                                  Additional Information





                                                      April 29, 2000







                                                 ACTIVA MUTUAL FUND LOGO


















Printed in U.S.A.

                                            ====================================

ACTIVA MONEY MARKET FUND                                              ACTIVA MUTUAL FUND LOGO
(a series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670
                                                                      STATEMENT OF ADDITIONAL
Contents                                        Page                        INFORMATION
Organization of the Fund                          2
Objectives, Policies, and                                  This  Statement of Additional  Information is not
  Restrictions on the Fund's                            a prospectus.  Therefore,  it should be read only in
  Investments                                     2     conjunction  with  the  Prospectus,   which  can  be
Investment Strategies                             3     requested  from the Fund by writing  or  telephoning
Portfolio Transactions                            7     as indicated  above.  This  Statement of  Additional
Principal Shareholders                            8     Information  relates to the  Prospectus for the Fund
Officers and Trustees of the Fund                 8     dated April 29, 2000.
Investment Adviser                               10
Sub-Adviser                                      10
Plan of Distribution and Principal
  Underwriter                                    12
Administrative Agreement                         12
Transfer Agent                                   13
Custodian                                        13
Auditors                                         13
Pricing of Fund Shares                           13
Purchase of Shares                               13
How Shares are Redeemed                          13
Exchange Privilege                               14
Additional Account Policies                      15
Internet Address                                 15
Federal Income Tax                               15
Reports to Shareholders
   and Annual Audit                              16           The date of this Statement of Additional
Appendix A                                       17                Information is April 29, 2000.





Printed in U.S.A.


                            ACTIVA MONEY MARKET FUND

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
   The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998.
   The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Fund presently has only one class of shares.
   The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
   The Fund's investment objective is to maximize current income consistent with the preservation of capital and same day liquidity. The Fund seeks to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in U.S. dollar denominated securities described in this Statement of Additional Information that meet certain rating criteria, present minimal credit risk and have effective maturities of not more than thirteen months. The Fund's ability to achieve maximum current income is affected by its high quality standards. See "Quality and Diversification Requirements."
INVESTMENT FUNDAMENTAL RESTRICTIONS
   The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental policies which, under the 1940 Act, may or may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.
   The Fund:
  1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.
  2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. This restriction does not apply to instruments considered to be domestic bank money market instruments.
  3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;
  4. May not borrow money, except to the extent permitted by applicable law;
  5. ay not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;
  6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;
  7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and
  8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.
   Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.
   There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.
   For purposes of fundamental investment restrictions regarding industry concentration, the Sub-Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if the Sub-Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issue make it more appropriately considered to be engaged in a different industry, the Sub-Adviser may classify accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
   The following discussion supplements the information regarding the investment objective of the Fund and the policies to be employed to achieve the objective by the Fund as set forth herein and in the Prospectus.
   The Fund is designed for investors who seek high current income consistent with the preservation of capital and same day liquidity from a portfolio of high quality money market instruments. The Fund's investment objective is to maximize current income consistent with the preservation of capital and same day liquidity.
   The Fund seeks to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in U.S. dollar denominated securities described in this Statement of Additional Information that meet certain rating criteria, present minimal credit risk and have effective maturities of not more than thirteen months. The Fund's ability to achieve maximum current income is affected by its high quality standards. See "Quality and Diversification Requirements."

MONEY MARKET INSTRUMENTS
   A description of the various types of money market instruments that may be purchased by the Fund appears below. Also see "Quality and Diversification Requirements."
   U.S. TREASURY SECURITIES. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.
   ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.
   FOREIGN GOVERNMENT OBLIGATIONS. The Fund, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. See "Foreign Investments." These securities must be denominated in the U.S. dollar.
   BANK OBLIGATIONS. The Fund, unless otherwise noted in the Prospectus or below, may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). See "Foreign Investments." The Fund will not invest in obligations for which the Sub-Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).
   COMMERCIAL PAPER. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Sub-Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Sub-Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Sub-Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Sub-Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the the Sub-Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client to whom the Sub-Adviser's affiliate, Morgan Guaranty Trust Company of New York, in its capacity as a commercial bank, has made a loan.
   ASSET-BACKED SECURITIES. The Fund may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets, such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Asset-backed securities provide periodic payments that generally consist of both interest and principal payments. Consequently, the life of an asset-backed security varies with the prepayment experience of the underlying obligations. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.
   REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Funds' Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. The Fund will be fully collateralized within the meaning of paragraph (a)(4) of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.
   The Fund may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including, without limitation, corporate and foreign bonds, asset-backed securities and other obligations described in the Prospectus or this Statement of Additional Information.

FOREIGN INVESTMENTS
   The Fund may invest in certain foreign securities. All investments must be U.S. dollar-denominated. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.
   Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

ADDITIONAL INVESTMENTS
     MUNICIPAL BONDS. The Fund may invest in municipal bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. The Fund may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. These municipal bonds and notes will be taxable securities; income generated from these investments will be subject to federal, state and local taxes.
   WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities, no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.
   INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
   REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for the Fund's limitations on reverse repurchase agreements and bank borrowings.
   LOANS OF PORTFOLIO SECURITIES. Subject to applicable investment restrictions, the Fund is permitted to lend its securities in an amount up to 33 1/3% of the value of the Fund's net assets. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. Loans of portfolio securities may be considered extensions of credit by the Funds. The risks to the Fund with respect to borrowers of its portfolio securities are similar to the risks to the Fund with respect to sellers in repurchase agreement transactions. See "Repurchase Agreements". The Fund will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Fund, the Adviser , the Sub-Adviser, or the Distributor, unless otherwise permitted by applicable law.
   ILLIQUID INVESTMENTS, PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES. The Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. The Fund may not acquire any illiquid holdings if, as a result thereof, more than 10% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.
   The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Sub-Adviser's implementation of these guidelines on a periodic basis.
   As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

   SYNTHETIC INSTRUMENTS. The Fund may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The certificates are generally sold in private placements in reliance on Rule 144A. The Sub-Adviser will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor those risks. See "Illiquid Investments, Privately Placed and Certain Unregistered Securities".

QUALITY AND DIVERSIFICATION REQUIREMENTS
   The Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.
   At the time the Fund invests in any taxable commercial paper, master demand obligation, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Sub-Adviser's opinion.
   In order to maintain a stable net asset value, the Fund will (i) limit its investment in the securities (other than U.S. Government securities) of any one issuer to no more than 5% of its assets, measured at the time of purchase, except for investments held for not more than three business days; and (ii) limit investments to securities that present minimal credit risks and securities (other than U.S. Government securities) that are rated within the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by the only NRSRO that has rated the security. Securities which originally had a maturity of over one year are subject to more complicated, but generally similar rating requirements. A description of illustrative credit ratings is set forth in "Appendix A." The Fund may also purchase unrated securities that are of comparable quality to the rated securities described above. Additionally, if the issuer of a particular security has issued other securities of comparable priority and security and which have been rated in accordance with (ii) above, that security will be deemed to have the same rating as such other rated securities.
   In addition, the Board of Trustees has adopted procedures which (i) require the Board of Trustees to approve or ratify purchases by the Fund of securities (other than U.S. Government securities) that are unrated; (ii) require the Fund to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to invest only in securities with a remaining maturity of not more than 397 days; and (iii) require the Fund, in the event of certain downgradings of or defaults on portfolio holdings, to dispose of the holding, subject in certain circumstances to a finding by the Trustees that disposing of the holding would not be in the Fund's best interest.

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------
   The Sub-Adviser places orders for the Fund for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund. See "Investment Objectives and Policies."
   Fixed income and debt securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.
   Portfolio transactions for the Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Fund may engage in short-term trading consistent with its objectives. See "Investment Objectives and Policies - Portfolio Turnover."
   In connection with portfolio transactions for the Fund, the Sub-Adviser intends to seek best execution on a competitive basis for both purchases and sales of securities.
   The Fund has a policy of investing only in securities with maturities of not more than thirteen months, which will result in high portfolio turnovers. Since brokerage commissions are not normally paid on investments which the Fund makes, turnover resulting from such investments should not adversely affect the net asset value or net income of the Fund.
   Subject to the overriding objective of obtaining best execution of orders, the Sub-Adviser may allocate a portion of the Fund's brokerage transactions to affiliates of the Sub-Adviser. In order for affiliates of the Sub-Adviser to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not "interested persons," have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.
   Portfolio securities will not be purchased from or through or sold to or through the Sub-Adviser or any other "affiliated person" (as defined in the 1940
Act) of the Sub-Adviser when such entities are acting as principals, except to the extent permitted by law. In addition, the Fund will not purchase securities during the existence of any underwriting group relating thereto of which the Sub-Adviser or an affiliate of the Sub-Adviser is a member, except to the extent permitted by law.
   On those occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------
   Amway Corporation ("Amway") indirectly, as of February 18, 2000, owned 101,937,554 shares, or 90.72%, of the outstanding shares of the Fund. Jay Van Andel and Richard M. DeVos are controlling persons of Amway since they own, together with their spouses, substantially all of its outstanding securities. Amway is a Michigan manufacturer and direct selling distributor of home care and personal care products. If Amway were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the Fund and by causing the Fund to incur brokerage charges in connection with the redemption of Amway's shares

OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------
   The business affairs of the fund are managed and under the direction of the Board of Trustees. The following are the Officers and Trustees of the Fund or the Adviser or both, together with their principal occupations during the past five years:

Name and Address                Age         Office Held         Principal Occupation Last Five Years

Richard A. DeWitt               86    Trustee of the Fund       President, DeWitt Land and
10001 Buttonwood Way                                            Cattle Company (investments
Tequesta, Florida                                               in land and cattle)
33469


Allan D. Engel*                 48    Trustee, Vice             Vice   President,   Real  Estate
2905 Lucerne SE,                      President, Secretary      Operations      -     Enterprise
Suite 200                             and Assistant Treasurer   Capital,   Inc.  Formerly,   Sr.
Grand Rapids, Michigan                of the Fund; President,   Manager,  Investments  and  Real
49546                                 and Secretary of the      Estate,    Amway    Corporation.
                                      Investment Adviser.       Director,      President     and
                                                                Secretary  of  Amway  Management
                                                                Company  (1981-1999).   Trustee,
                                                                Vice  President  and  Secretary,
                                                                Amway Mutual Fund (1981- 1999).

                                       8

Name and Address                Age         Office Held         Principal Occupation Last Five Years

Donald H. Johnson               70    Trustee of the Fund       Retired, Former Vice
19017 Vintage Trace Circle                                      Treasurer, SPX Corporation
Fort Myers, Florida                                             (Designs, manufactures and
33912                                                           markets products and services
                                                                for the motor vehicle industry),
                                                                1986 to 1994.

Walter T. Jones                 58    Trustee of the Fund       Retired, Former Senior Vice
936 Sycamore Ave.                                               President-Chief Financial
Holland, Michigan                                               Officer, Prince Corporation
49424

James J. Rosloniec*             55    Trustee, President and    President & Chief Operating
2905 Lucerne SE                       Treasurer of the Fund.    Officer, JVA Enterprises, LLC.
Suite 200                                                       President, Chief Executive
Grand Rapids, Michigan                                          Officer and Director, Enterprise
49546                                                           Capital, Inc.  Formerly, Vice
                                                                President-Audit and Control,
                                                                Amway Corporation (1991-
                                                                2000). Director, Vice President
                                                                and Treasurer of Amway
                                                                Management Company (1984-
                                                                1999). Trustee, President and
                                                                Treasurer, Amway Mutual
                                                                Fund, (1981-1999).

Richard E. Wayman               65    Trustee of the Fund       Retired, Former Finance
24578 Rutherford                                                Director, Amway Corporation,
Ramona, California                                              1976 to 1996
92065


   *These Trustees are interested persons under the Investment Company Act of 1940, as amended.
   All Officers and certain Trustees of the Fund and the Investment Adviser are affiliated with Amway Corporation. The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 1998, amounted to $48,000. Under the Administrative Agreement, the Investment Adviser pays the fees of the Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").

                                                   Pension or
      Name of Person,           Trustee            Retirement          Estimated Annual  Total Compensation
         Position             Compensation     Benefits Accrued as        Benefits        Paid to Trustees
                                                  Part of Fund         Upon Retirement
                                                    Expenses
Richard A. DeWitt               $8,000                -0-                     -0-          $8,000
Trustee
Allan D. Engel*                 $8,000                -0-                     -0-          $8,000
Trustee
Donald H. Johnson               $8,000                -0-                     -0-          $8,000
Trustee
Walter T. Jones                 $8,000                -0-                     -0-          $8,000
Trustee
James J. Rosloniec              $8,000                -0-                     -0-          $8,000
Trustee
Richard E. Wayman               $8,000                -0-                     -0-          $8,000
Trustee

*These Trustees are interested persons under the Investment Company Act of 1940, as amended.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
   The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management LLC (the "Investment Adviser" or "Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Adviser will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.
   The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Except for the exemptive order, these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.
   The Investment Advisory Agreement between the Fund and Investment Adviser became effective on June 11, 1999. For providing services under this contract, Activa is to receive a fee, payable quarterly, at the annual rate of .35 of 1% of the average of the daily aggregate net asset value of the Fund until aggregate assets total $500,000,000. When assets total $500,000,000, then the fee will be .35 of 1% of the average of the daily aggregate net asset value of the Fund on the first $100,000,000; .325% on the next $100,000,000; and .30% on the assets in excess of $200,000,000. Activa also provides certain administrative services for the Fund pursuant to a separate agreement. The fees paid by the Fund to the Investment Adviser during the year ended December 31, 1999 were $156,807.
   Members of the families of Jay Van Andel and Richard M. DeVos indirectly own substantially all of the outstanding ownership interests of Investment Adviser. Jay Van Andel and Richard M. DeVos are also controlling persons of Amway Corporation which, as of February 18, 2000, owned 101,937,554 shares, or 90.72%, of the outstanding shares of the Fund. See "Principal Shareholders."

SUB-ADVISER
--------------------------------------------------------------------------------
   A Sub-Advisory Agreement has been entered into between the Investment Adviser and J.P. Morgan Investment Management, Inc. ("JPMIM"), 522 Fifth Avenue, New York, New York 10036 (Sub-Adviser). Under the Sub-Advisory Agreement, the Investment Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Investment Adviser, the Board of Trustees of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.
   The Fund's Sub-Adviser is JPMIM. Subject to the supervision of the Fund's Trustees and Investment Adviser, the Sub-Adviser makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments. JPMIM, a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, which manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies.
   J.P. Morgan, through the Sub-Adviser and other subsidiaries, acts as investment adviser to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $320 billion.
   J.P. Morgan has a long history of services as advisers, underwriters and lender to an extensive roster of major companies and as a financial adviser to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.
   The basis of the Sub-Adviser's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 100 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt, and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ over 300 capital market researchers, portfolio managers and traders. The Sub-Adviser's fixed income investment process is based on analysis of real rates, sector diversification and quantitative and credit analysis.
   The investment advisory services the Sub-Adviser provides to the Fund are not exclusive under the terms of the Sub-Advisory Agreement. The Sub-Adviser is free to and does render similar investment advisory services to others. The Sub-Adviser and its affiliate companies serve as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. The accounts which are managed or advised by the Sub-Adviser have varying investment objectives and the Sub-Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by officers and employees of the Sub-Adviser who may also be acting in similar capacities for the Fund. See "Portfolio Transactions."
   Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmark for the Fund is currently IBC's First Tier Money Fund Average.
   The Fund is managed by officers of the Sub-Adviser who, in acting for their customers, including the Fund, do not discuss their investment decisions with any personnel of J.P. Morgan or any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan.
   As compensation for the services rendered under the Sub-Advisory Agreement, the Investment Adviser has agreed to pay the Sub-Adviser a fee, which is computed daily and may be paid quarterly, equal to the annual rates of 0.15% of the Fund's average daily net assets until assets total $500,000,000. When assets total $500,000,000, then the fee will be .15 of 1% of the average of the daily aggregate net asset value of the Fund on the first $100,000,000, .125% on the next $100,000,000 and .10% on the assets in excess of $200,000,000. The fees paid by the Investment Adviser to the Sub-Adviser during the year ended December 31, 1999 were $68,238.
   On November 12, 1999, the Gramm-Leach-Bliley Act was signed into law, the relevant provisions of which go into effect March 11, 2000. Until March 11, 2000, federal banking law, specifically the Glass-Steagall Act and the Bank Holding Company Act, generally prohibits banks and bank holding companies and their subsidiaries, such as the Sub-Adviser, from engaging in the business of underwriting or distributing securities. Pursuant to interpretations issued under these laws by the Board of Governors of the Federal Reserve System, such entitites also may not sponsor, organize or control a registered open-end investment company continuously engaged in the issuance of its shares (together with underwriting and distributing securities, the "Prohibited Activities"), such as the Fund. These laws and interpretations do not prohibit a bank holding company or a subsidiary thereof from acting as investor adviser and custodian to such an investment company. The Sub-Adviser believes that it may perform the services for the Fund contemplated by the Sub-Advisory Agreement without violation of the laws in effect until March 11, 2000. Effective March 11, 2000, the sections of the Glass-Steagall Act which prohibited the Prohibited Activities are repealed, and the Bank Holding Company Act is amended to permit bank holding, companies which satisfy certaincapitalization, managerial and other criteria (the "Criteria") to engage in the Prohibited Activities; bank holding companies which do not satisfy the Criteria may continue to engage in any activity that was permissible for a bank holding company under the Bank Holding Company Act as of November 11, 1999. Because the services to be performed for the Fund udner the Sub-Advisory Agreement were permissiable for a bank holding company as of

November 11, 1999, the Sub-Adviser believes that it also may perform such services after March 11, 2000 whether or not the Sub-Adviser's parent satisfies the Criteria. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws.
   If the Sub-Adviser were prohibited from acting as investment adviser to the Fund, it is expected that the Trustees of the Fund would select another qualified sub-adviser.

PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------
   The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, the Adviser provides shareholder services and services in connection with the sale and distribution of the shares of certain series of the Trust and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of each such series. The Adviser is not presently providing services under the distribution plan on behalf of the Fund and is receiving no such compensation.
   The Adviser acts as the exclusive agent for sales of shares of the Fund pursuant to a Principal Underwriting Agreement. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.

ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------
   Pursuant to the Administrative Agreement between the Fund and the Investment Adviser, the Investment Adviser provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, the provision of legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, the Investment Adviser pays the fees of the Fund's Trustees, and the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of the Investment Adviser. For providing these services ACTIVA receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets. During the year ended December 31, 1999, total payments were $67,204.
   The Administrative Agreement provides that the Investment Adviser is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence;
(ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.
   The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------
   Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.
   In return for its services, the Fund pays the Transfer Agent, a fee of $1.167 per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.

CUSTODIAN
--------------------------------------------------------------------------------
   The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------
   BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, are the independent certified public accountants for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
   The Fund's investments are generally valued at current market value. If market quotations are not readily available, the Fund's investments will be valued at fair value as determined by the Fund's Board of Trustees.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
   In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment is $500 or more. Additional investments of $50 or more can be made at any time by using the lower portion of your account statement. Checks should be made payable to "Activa Asset Management LLC" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.
   All purchases will be made at the Net Asset Value per share next calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption charge by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail, telephone or telegram. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Redemption proceeds may be delayed until investments credited to your account have been received and collected.

BY MAIL:
--------
   When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, limited liability companies, retirement plans, individual retirement accounts and profit sharing plans.

BY PHONE:
---------
   At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone or telegram exchange or redemption option. You may redeem shares under this option by calling the Fund at the number indicated on the front of this Prospectus on any business day. Requests received after 4:00 p.m. when the market has closed will receive the next day's price. By establishing the telephone or telegram exchange or redemption option, you authorize the Transfer Agent to honor any telephone or telegram exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming by the telephone and telegram exchange and cannot be in certificate form unless the certificate is tendered with the request for redemption. Certificated shares cannot be redeemed by the telephone and telegram exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.
   The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone or telegram exchange or redemption option at any time. Before this option is effective for a corporation, partnership, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone and telegram exchange or redemption requests which are made in accordance with the procedures approved by shareholders.

SPECIAL CIRCUMSTANCES:
----------------------
   In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 30 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.
   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.
   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
   Shares of each Fund may be exchanged for shares of any other Activa Fund.
   The Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone or telegram exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. In the case of exchanges into the Money Market Fund, dividends generally commence on the following business day. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

ADDITIONAL ACCOUNT POLICIES
--------------------------------------------------------------------------------
   If the value of your account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.
   The Fund does not permit market-timing or other abusive trading practices. Excessive, short-term (market-timing) and other abusive trading practices may disrupt portfolio trading strategies and harm Fund performance. To minimize harm to the Fund and its shareholders, each Fund reserves the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading.

INTERNET ADDRESS
--------------------------------------------------------------------------------
   Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------
   The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to investment companies. As the result of paying to its shareholders as dividends and distributions substantially all net investment income and realized capital gains, the Fund will be relieved of substantially all Federal income tax.
   For Federal income tax purposes, distributions of net investment income and any capital gains will be taxable to shareholders. Distributions of net investment income will normally qualify for the 70% deduction for dividends received by corporations. After the last dividend and capital gains distribution in each year, the Fund will send you a statement of the amount of the income and capital gains which you should report on your Federal income tax return. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or reinvested in additional shares of the Fund. Qualified long-term capital gain dividends received by individual shareholders are taxed a maximum rate of 20%.
   In addition, shareholders may realize a capital gain or loss when shares are redeemed. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.
   On the record date for a distribution, the Fund's share value is reduced by the amount of the distribution. If a shareholder buys shares just before the record date ("buying a dividend"), they will pay the full price for the shares, and then receive a portion of the price back as a taxable distribution.
   Also, under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ended December 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the prior calendar year, minus any overdistribution in the prior calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.
   Under certain circumstances, the Fund will be required to withhold 31% of a shareholder's distribution or redemption from the Fund. These circumstances include failure by the shareholder to furnish the Fund with a proper taxpayer identification number; notification of the Fund by the Secretary of the Treasury that a taxpayer identification number is incorrect, or that withholding should commence as a result of the shareholder's failure to report interest and dividends; and failure of the shareholder to certify, under penalties of perjury, that he is not subject to withholding. In this regard, failure of a shareholder who is a foreign resident to certify that he is a nonresident alien may result in 31% of his redemption proceeds and 31% of his capital gain distribution being withheld. In addition, such a foreign resident may be subject to a 30% or less, as prescribed by an applicable tax treaty, withholding tax on ordinary income dividends distributed unless he qualifies for relief under an applicable tax treaty.
   Trustees of qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax adviser regarding the 20% withholding requirement.
   Prior to purchasing shares of the Fund, the impact of any dividends or capital gain distributions which are about to be declared should be carefully considered. Any such dividends and capital gain distributions declared shortly after you purchase shares will have the effect of reducing the per share net asset value of your shares by the amount of dividends or distributions on the ex-dividend date. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.
   Each shareholder is advised to consult with his tax adviser regarding the treatment of distributions to him under various state and local income tax laws.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------
   The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.
   At least once each year, the Fund is audited by independent certified public accountants appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.

APPENDIX A

DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

Corporate and Municipal Bonds

AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA   - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A    - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.


Commercial Paper, including Tax Exempt

A    - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1,2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.


Short-Term Tax-Exempt Notes

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

Corporate and Muncipal Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to an "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A    - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Commercial Paper, including Tax Exempt

Prime 1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-        Leading market positions in well established industries.
-        High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well established access to a range of financial markets and assured sources of alternate liquidity.

Short-Term Tax-Exempt Notes

MIG-1   -  The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2   -  MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                                                        ========================
                                                             Activa
                                                             Money
ACTIVA MONEY MARKET FUND                                     Market
(a Series of Activa Mutual Fund Trust)                       Fund
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan  49546
(616) 787-6288
(800) 346-2670

                                                               Statement of
                                                         Additional Information




                                                              April 29, 2000






                                                         ACTIVA MUTUAL FUND LOGO






Printed in U.S.A.

                                                        ========================

ACTIVA VALUE FUND                                       ACTIVA MUTUAL FUND LOGO
(a series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670                                                                CLASS R
                                                                       STATEMENT OF ADDITIONAL
Contents                                       Page                         INFORMATION
Organization of the Fund                          2
Objectives, Policies, and                                  This  Statement of Additional  Information is not
  Restrictions on the Fund's                            a prospectus.  Therefore,  it should be read only in
  Investments                                     2     conjunction  with the Class R Prospectus,  which can
Additional Risks & Information                          be   requested   from   the  Fund  by   writing   or
   Concerning Certain Investment                        telephoning  as indicated  above.  This Statement of
   Techniques                                     3     Additional   Information  relates  to  the  Class  R
Portfolio Transactions and                              Prospectus for the Fund dated April 29, 2000.
  Brokerage                                      12                                                 -
Principal Shareholders                           13        Class R shares are  available  only to tax-exempt
Officers and Trustees of the Fund                13     retirement and benefits  plans of Amway  Corporation
Investment Adviser                               15     and its  affiliates.  The Fund also  offers  Class A
Sub-Adviser                                      15     shares,  which  are  available  to  members  of  the
Principal Underwriter                            16     general  public.   Information   about  Class  A  is
Administrative Agreement                         16     contained in the Class A prospectus  dated April 29,
Transfer Agent                                   17     2000, which is available upon request.
Custodian                                        17                                          -
Auditors                                         17
Pricing of Fund Shares                           17
Purchase of Shares                               17
How Shares are Redeemed                          17
Federal Income Tax                               18
Investment Performance Information               18           The date of this Statement of Additional
Reports to Shareholders and Annual Audit         19                Information is April 29, 2000.




Printed in U.S.A.



                               ACTIVA MUTUAL FUND

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
   The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998. The Fund is the successor of Amway Mutual Fund, Inc., which was organized as a Delaware corporation on February 13, 1970.
   The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series.
   Shares of beneficial interest of Class A are offered to members of the general public. When issued, shares of Class A will be fully paid and non-assessable. The Board of Trustees of the Fund has authorized Class R, which is offered to tax-exempt retirement and benefit plans of Amway Corporation and its affiliates. Each share of Class A and Class R will represent an equal proportionate interest in the Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that (a) expenses allocated to a particular Class ("Class Expenses") will be borne solely by that Class, and (b) each Class will have exclusive voting rights with respect to matters affecting only that Class. Examples of Class Expenses include: (1) Rule 12b-1fees, (2) transfer agent and shareholder services fees attributable to a specified Class, (3) stationary, printing, postage, and delivery expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a Class, (4) Blue Sky registration fees incurred by a Class, (5) SEC registration fees incurred by a Class, (6) trustees' fees or expenses incurred as a result of issues relating to one Class, (8) accounting fees relating solely to one Class, (9) litigation expenses and legal fees and expenses relating to a particular Class, and (10) expenses incurred in connection with shareholders meetings as a result of issues relating to one Class. Shares are freely transferable and have no preemptive, subscription or conversion rights.
   The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
   The primary investment objective of the Fund is capital appreciation. The Fund will attempt to meet its objectives by investing primarily in stocks and convertible securities that the Fund believes have long term gorwth potential. Income may be a factor in portfolio selection but is secondary to the principal objective. The Fund's policy is to invest in a broadly diversified portfolio and not to concentrate investments in a particular industry or group of industries. Fundamental Investment Restrictions
   The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.
   The Fund :
  1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

  2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. This restriction does not apply to instruments considered to be domestic bank money market instruments.
  3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;
  4.     May not borrow money, except to the extent permitted by applicable law;
  5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;
  6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and
         (b) invest in securities or other instruments issued by issuers that invest in real estate;
  7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and
  8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.
   Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.
   There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.
   In view of the Fund's investment objective of capital appreciation, with income as a secondary objective, the Fund intends to purchase securities for long-term or short-term profits, as appropriate. Securities will be disposed of in situations where, in management's opinion, such potential is no longer feasible or the risk of decline in the market price is too great. Therefore, in order to achieve the Fund's objectives, the purchase and sale of securities will be made without regard to the length of time the security is to be held. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions.

ADDITIONAL RISKS AND INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------
DERIVATIVES.
------------
   The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by Ark Asset Management Company (the "Sub-Adviser") to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.
   Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Sub-Adviser anticipates unusually high or low market volatility.
   The Sub-Adviser may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

   FUTURE CONTRACTS.
   -----------------
   Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.
   The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.
   Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.
   At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.
   In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

   OPTION
   ------
   The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.
   Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.
   The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees or risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.
   The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.
   Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receiver an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
   A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

   OPTIONS ON FUTURES CONTRACTS
   ----------------------------
   An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.
   Limitations and Risks of Options and Futures Activity
   The Fund may no establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.
   As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.
   Nonhedging strategies typically involve special risks. The profitability of the Fund's nonhedging strategies will depend of the Sub-Adviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

   Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market thereof. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures positions prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

   SHORT SALES AGAINST THE BOX
   ---------------------------
   The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

   SWAP ARRANGEMENTS
   -----------------
   The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.
   The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.
   Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.
   These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

   REPURCHASE AGREEMENTS.
   ----------------------
   The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired-security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets. To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the Fund's investment restrictions which otherwise limit the amount of the Fund's total assets which may be invested in one issuer or industry.

   REVERSE REPURCHASE AGREEMENTS.
   ------------------------------
   The Fund may enter into reverse repurchase agreements. However, the Fund may not engage in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.
   When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

   WHEN-ISSUED SECURITIES.
   -----------------------
   The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

   RESTRICTED SECURITIES.
   ----------------------
   It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.
   Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

   FOREIGN INVESTMENTS.
   --------------------
   The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.
   ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issues by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.
   ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.
   The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or exporpriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.
   These risks are usually higher in less-develop countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economics that are based on only a few industries. The Fund may invest in the securities of issuers in countries with less developed economics as deemed appropriate by the Sub-Adviser. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economics.

   CURRENCY TRANSACTIONS.
   ----------------------
   The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

   SECURITIES LENDING.
   -------------------
   The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investment of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.
   The Fund may receive a lending fee and will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery which are deemed by the Sub-Adviser or its agents to be of good financial standing.

   SHORT-TERM TRADING.
   -------------------
   The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.

   TEMPORARY AND DEFENSIVE INVESTMENTS.
   ------------------------------------
   The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Sub-Adviser, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

   INDUSTRY CLASSIFICATIONS.
   -------------------------
   For purposes of fundamental investment restrictions regarding industry concentration, the Sub-Adviser may classify by industry in accordance with classification set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if the Sub-Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issue make it more appropriately considered to be engaged in a different industry, the Sub-Adviser may classify accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents.

   OTHER INVESTMENT COMPANIES
   --------------------------
   The Fund may invest in securities of other investment companies, including affiliated investment companies, such as open- or closed-end management investment companies, hub and spoke (master/feeder) funds, pooled accounts or other similar, collective investment vehicles. As a shareholder of an investment company, the Fund may indirectly bear service and other fees in addition to the fees the Fund pays its service providers. Similarly, other investment companies may invest in the Fund. Other investment companies that invest in the Fund may hold significant portions of the Fund and materially affect the sale and redemption of Fund shares and the Fund's portfolio transactions.

   DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS
   -----------------------------------------------
   The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.

       U.S. Government and Related Securities. U.S. Government securities are
       --------------------------------------
securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

     o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

     o obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

     o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

   U.S. Government Securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.
   U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.
   In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" (TIGRs") and "Certificates of Accrual on Treasury Securities ("CATS"), and may be deemed U.S. Government securities.
   The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

   BANK MONEY INVESTMENTS
   ----------------------
   Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.
   U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

   SHORT-TERM CORPORATE DEBT INSTRUMENTS
   -------------------------------------
   Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

   ZERO AND STEP COUPON SECURITIES
   -------------------------------
   Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consist of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The market value of such securities may be more volatile than that of securities which pay interest at regular intervals.

   COMMERCIAL PAPER RATINGS
   ------------------------
   Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's, within comparable categories of other rating agencies or considered to be of comparable quality by the Sub-Adviser.

   Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong positions within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)
   The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.
   In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------
   It is the policy of the Fund when purchasing and selling portfolio securities to obtain the highest possible price on sales and the lowest possible price on purchases of securities, consistent with the best execution of portfolio transactions. Activa Asset Management, LLC, the ("Investment Adviser"), or the Sub-Advisers will select the brokers and resulting allocation of brokerage commission; but, the Investment Adviser's practice is subject to review by the Board of Trustees of the Fund, which has the primary responsibility in this regard, and must be consistent with the policies stated above.
   The Investment Adviser and Sub-Adviser, in effecting purchases and sales of portfolio securities for the account of the Fund, will implement the Fund's policy of seeking best execution of orders, which includes best net prices. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity, and nature of each firm's professional services which include execution, clearance procedures, wire service quotations, research information, statistical, and other services provided to the Fund, Adviser, and the Sub-Adviser. Any research benefits derived by the Sub-Adviser are available to all clients of the Sub-Adviser. Since research information, statistical and other services are only supplementary to the research efforts of the Sub-Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce expenses.
   Also, subject to the policy of seeking best price and execution of orders, certain Fund expenses may be paid through the use of directed brokerage commissions. While the Sub-Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees of the Fund.
   During the years ended December 31, 1999, 1998 and 1997, the Fund paid total brokerage commissions on purchase and sale of portfolio securities of $730,824, $358,825, and $301,990, respectively. Transactions in the amount of $113,640,730, involving commissions of approximately $142,616, were directed to brokers because of research services provided during 1999. During the calendar year ended December 31, 1999 the portfolio turnover rate was 144.5% which was an increase over the previous year's rate of 101.1% resulting from the change in the Fund's sub-adviser and the restructuring of the Fund's portfolio.
   The Sub-Adviser furnishes investment advice to other clients. The other accounts may also make investments in the same investment securities and at the same time as the Fund. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to amount and price in a manner considered equitable to each, so that each receives, to the extent practicable, the average price of such transactions, which may or may not be beneficial to the Fund.

The Board of Trustees of the Fund believes that the benefits of the Sub-Adviser's organization outweigh any limitations that may arise from simultaneous transactions.
   The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 1999, the Fund owned no such securities.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------
   Amway Corporation indirectly, as of February 18, 2000, owned 842,738 shares, or 3.43%, of the outstanding shares of the Fund. Jay Van Andel and Richard M. DeVos are controlling persons of Amway Corporation since they own, together with their spouses, substantially all of its outstanding securities. Amway Corporation is a Michigan manufacturer and direct selling distributor of home care and personal care products. Jay Van Andel owns all the outstanding securities of JVA Properties Corporation, the General Partner for JVA Enterprises Limited Partnership, which owns, as of February 18, 2000, 7,477,289 shares, or 30.43%, of the outstanding shares of the Fund. The Jay and Betty Van Andel Foundation, as of February 18, 2000, owns 1,919,507 shares, or 7.81%, of the outstanding shares of the Fund. No other person is known by the Fund to own of record or beneficially 5% or more of the Fund's shares.
   As noted above, Jay Van Andel together with his spouse beneficially owns more than 25% of the Fund's voting securities. Accordingly, he may be deemed to control the Fund.
   If any of the Fund's principal shareholders were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the Fund and by causing the Fund to incur brokerage charges in connection with the redemption of the Fund's shares.

OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------
   The business affairs of the fund are managed and under the direction of the Board of Trustees. The following are the Officers and Trustees of the Fund or the Adviser or both, together with their principal occupations during the past five years:

Name and Address     Age        Office Held            Principal Occupation Last Five
                                                       Years

Richard A. DeWitt    86    Trustee of the Fund         President, DeWitt Land and
10001 Buttonwood Way                                   Cattle Company (investments
Tequesta, Florida 33469                                in land and cattle)


Allan D. Engel*      48    Trustee, Vice President,    Vice President, Real Estate
2905 Lucerne SE,           Secretary and Assistant     Operations-Enterprise Capital,
Suite 200                  Treasurer of the Fund;      Inc. Formerly, Sr. Manager,
Grand Rapids, Michigan     President, and Secretary    Investments and Real Estate,
49546                      of the Investment Adviser.  Amway Corporation. Director,
                                                       President and Secretary of
                                                       Amway Management Company (1981-1999).
                                                       Trustee, Vice President and Secretary,
                                                       Amway Mutual Fund (1981-1999).

Donald H. Johnson    70    Trustee of the Fund         Retired, Former Vice President-Treasurer,
19017 Vintage Trace Circle                             SPX Corporation (Designs, manufactures
Fort Myers, Florida                                    and markets products and services for the
33912                                                  motor vehicle industry), 1986 to 1994.

Walter T. Jones      58    Trustee of the Fund         Retired, Former Senior Vice
936 Sycamore Ave.                                      President-Chief Financial
Holland, Michigan                                      Officer, Prince Corporation.
49424

                                       13

Name and Address     Age         Office Held           Principal Occupation Last Five
                                                       Years

James J. Rosloniec*  55    Trustee, President and      President & Chief Operating
2905 Lucerne SE            Treasurer of the Fund.      JVA Enterprises, LLC.
Suite 200                                              President, Chief Executive Officer
Grand Rapids, Michigan                                 and Director, Enterprise
49546                                                  Capital, Inc. Formerly, Vice
                                                       President-Audit and Control,
                                                       Amway Corporation (1991-2000). Director,
                                                       Vice President and Treasurer of Amway
                                                       Management Company (1984-1999). Trustee,
                                                       President and Treasurer, Amway Mutual
                                                       Fund, (1981-1999).

Richard E. Wayman    65    Trustee of the Fund         Retired, Former Finance
24578 Rutherford                                       Director, Amway Corporation,
Ramona, California                                     1976 to 1996
92065


                                             Pension or
      Name of Person,     Trustee            Retirement           Estimated Annual  Total Compensation
         Position       Compensation     Benefits Accrued as          Benefits       Paid to Trustees
                                            Part of Fund           Upon Retirement
                                              Expenses
Richard A. DeWitt          $8,000                -0-                     -0-              $8,000
Trustee
Allan D. Engel*            $8,000                -0-                     -0-              $8,000
Trustee
Donald H. Johnson          $8,000                -0-                     -0-              $8,000
Trustee
Walter T. Jones            $8,000                -0-                     -0-              $8,000
Trustee
James J. Rosloniec         $8,000                -0-                     -0-              $8,000
Trustee
Richard E. Wayman          $8,000                -0-                     -0-              $8,000
Trustee

   *These Trustees are interested persons under the Investment Company Act of 1940, as amended.
   All Officers and certain Trustees of the Fund and the Investment Adviser are affiliated with Amway Corporation. The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 1999, amounted to $48,000. Under the Administrative Agreement, the Investment Adviser pays the fees of the Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").

INVESTMENT ADVISER
--------------------------------------------------------------------------------
   The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management, LLC (the "Investment Adviser or Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Adviser will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.
   The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Except for the exemptive order these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.
   The Investment Advisory Agreement between the Fund and the Investment Adviser became effective on September 1, 1999. For providing services under this contract, the Investment Adviser is to receive compensation payable quarterly, at the annual rate of 0.65 of 1% on the first $100,000,000 of average daily net assets of the Fund, 0.60% on the next $50,000,000 in assets, and 0.55% on the next $50,000,000 in assets. When the Fund's assets reach $200,000,000, the rate shall be 0.60% on assets up to $200,000,000, and 0.55% on assets in excess of $200,000,000, so long as the Fund continues to have at least $200,000,000 in assets. The fees paid by the Fund to the Investment Adviser during the year ended December 31, 1999 were $391,047.
   Effective December 30, 1999, Wellington Management Company, LLP became the Fund's new Sub-Adviser. The compensation schedule under the new Sub-Advisory Agreement, which is further described below, provides for a reduction in Sub-Advisory fees as the size of the Fund's assets increases. The new Sub-Advisory agreement, compared to the Fund's prior sub-advisory agreement, provides for lower sub-advisory fees so long as the Fund's assets exceed approximately $78,000,000. In order to give the Fund the benefit of this reduction in fees, the Investment Adviser has agreed to waiver its Investment Advisory fees to the extent necessary so that its fees equal the lesser of (a) the amount otherwise payable under the Investment Advisory Agreement, and (b) the amount payable under the new Sub-Advisory Agreement, plus .20% of average net assets.
   Prior to September 1, 1999, Amway Management Company ("AMC") served as the Fund's investment adviser. Pursuant to an Advisory and Service Contract between the Fund and AMC, AMC provided certain administrative services to the Fund. The fees paid by the Fund to AMC pursuant to this contract during the years ended December 31, 1999, 1998, and 1997, were $671,045, $864,715, and $727,102, respectively.
   Members of the families of Jay Van Andel and Richard M. DeVos indirectly own substantially all of the outstanding ownership interests of Activa. Members of these families also indirectly own substantially all of the outstanding securities of AMC.

SUB-ADVISER
--------------------------------------------------------------------------------
   Effective December 31, 1999, a Sub-Advisory Agreement has been entered into between the Investment Adviser and Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts (Sub-Adviser). Under the Sub-Advisory Agreement, the Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Trustees of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.

   As compensation for its services as the Fund's new Sub-Adviser, Wellington Management will receive a fee from the Fund's Investment Adviser at the annual rate of 0.30% of the first $350 million of average daily net assets of the Fund, and 0.25% of the assets in excess of $350 million; the minimum annual fee shall be $350,000. The annual compensation formerly paid by the Investment Adviser to Ark Asset Managemetn Co., Inc. was 0.35% of Fund assets in excess of $200 million; larger percentage fees (up to a maximum of 0.45%) were paid if the Fund's assets were less than $200 million. The fees paid by the Investment Adviser to the Sub-Adviser during the years ended December 31, 1999, 1998, and 1997 were $806,398, $702,560, and $594,900, respectively.

PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------
   Activa will serve as the exclusive agent for sales of the Fund's shares pursuant to a Principal Underwriting Agreement. Previously, Amway Management Company served as the Fund's Principal Underwriter. Prior to April 22, 1998, the Principal Underwriter received a sales commission of 3% of the offering price of the Fund's shares. The sales commission was eliminated when the Fund adopted the Distribution Plan. During the years ended December 31, 1998 and 1997, AMC received sales commissions of $473,151 and $513,417, respectively. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.

ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------
   Pursuant to the Administrative Agreement between the Fund and Activa, Activa provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, the provision of legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, Activa pays the fees of the Fund's Trustees, and the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of Activa. For providing these services Activa receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets. During the year ended December 31, 1999, total payments were $97,811.
   The Administrative Agreement provides that Activa is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence; (ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses;
(v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.
   The Administration Agreement became effective on September 1, 1999. Administrative services were previously provided to the Fund by AMC pursuant to the Advisory and Service Agreement between the Fund and AMC. See "Investment Adviser."
   The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------
   Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.
   In return for its services, the Fund pays the Transfer Agent monthly, a fee of .20% of the average daily net assets of the Fund per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.

CUSTODIAN
--------------------------------------------------------------------------------
   The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------
   BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, are the independent certified public accountants for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
   The Fund's investments are generally valued at current market value. If market quotations are not readily available, the Fund's investments will be valued at fair value as determined by the Fund's Board of Trustees.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
   Class R Shares are offered to tax-exempt retirement and benefit plans of Amway Corporation and its affiliates. There are no minimum investment requirements for shares of Class R. Participants in the tax-exempt retirement and benefits plans of Amway Corporation and its affiliates should contact the Plan Administrator for information about particular procedures or requirements which may apply to Plan Participants.
   All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   The Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form.
   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.
   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

   Participants in the tax-exempt retirement and benefit plans of Amway Corporation and its affiliates should contact the Plan Administrator for information about particular redemption procedures or requirements which may apply to Plan Participants.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------
   The Fund will make distributions of ordinary income and capital gains that will relieve the Fund of all federal income taxes.
   Shares of Class R will be held by the qualified retirement and benefit plans of Amway Corporation and its affiliates ("the plans") for the benefit of plan participants. The plans do not pay federal income taxes. Plan participants should consult the plans' governing documents, and their own tax advisers, for information about the tax consequences associated with participating in the plans.

INVESTMENT PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
   Following is the average annual total return percentages for one, five and ten years for the Fund for annual periods ended December 31, 1999. The investment performance of Class R is expected to be substantially similar to Class A because both Classes invest in the same portfolio of securities and investment performance will differ only to the extent that the classes do not have the same expenses. The estimated expenses for Class R, which are lower than the expenses for Class A, are disclosed in the Fee Expense Table.

   AVERAGE ANNUAL TOTAL
   RETURN FOR THE PERIODS            PAST             PAST               PAST
   ENDED DECEMBER 31, 1999          1 YEAR           5 YEARS           10 YEARS
--------------------------------------------------------------------------------
   ACTIVA VALUE FUND*
         - CLASS A                  -6.70%            15.15%            11.90%
         - CLASS R                  -6.43%             N/A                N/A
   RUSSELL 1000 VALUE**              7.35%            23.07%            15.60%
   S&P 500**                        21.04%            28.54%            18.20%

   *Wellington Management Company, LLP, has been the Fund's sub-adviser since December 30, 1999.
   **The S&P 500 Index represents an unmanaged index generally representative of the U.S. stock market. The Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Companies. Neither index is impacted by Fund operating expenses.
   Total return performance for the Fund is calculated by making an initial investment of $1,000 at the beginning of the period, in the Fund's shares at the net asset value (without sales charge) and reinvesting all ordinary income dividends and capital gain distributions paid during the period in additional shares at net asset value per share on the reinvestment dates. The illustration includes recurring expenses incurred by all shareholder accounts and not those incurred for specific shareholder purposes such as bank fees for wire transfers, Individual Retirement Accounts, or Profit-Sharing Trusts.
   The average annual total return for the Fund for a specific period is found by dividing the ending total value by the cost of the initial investment for the period and taking this quotient to the Nth root, then subtracting 1 (N represents the number of years in the period). The average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Such calculation is with all ordinary income dividends and capital gain distributions reinvested at net asset value exclusive of sales charges. No adjustment has been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders in the tax year received.
   Average annual total return percentages of the Fund will vary and the publication of performance results is not a representation as to future investment performance. Factors affecting the Fund's performance include general market conditions, operating expenses and investment management. Net asset values of the Fund will fluctuate. Additional information about the performance of the Fund is contained in the Annual Shareholders Report which can be obtained without charge.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------
   The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.
   At least once during each year, the Fund is audited by independent certified public accountants appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.
   The financial statements for the Fund are contained in the Fund's 1999 Annual Report to Shareholders along with additional information about the performance of the Fund, which is incorporated herein by reference and may be obtained by writing or calling the Fund.

                                                       =========================
ACTIVA VALUE FUND                                        Activa
(a Series of Activa Mutual Fund Trust)                   Value
2905 Lucerne SE, Suite 200                               Fund
Grand Rapids, Michigan  49546
(616) 787-6288
(800) 346-2670


                                                              Class R
                                                           Statement of
                                                       Additional Information



                                                          April 29, 2000




                                                        ACTIVA MUTUAL FUND LOGO






Printed in U.S.A.

                                                       =========================

ACTIVA VALUE FUND                                                     ACTIVA MUTUAL FUND LOGO
(a series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288
(800) 346-2670                                                                CLASS A
                                                                      STATEMENT OF ADDITIONAL
Contents                                       Page                         INFORMATION
Organization of the Fund                          2
Objectives, Policies, and                               This  Statement of Additional  Information  is not a
  Restrictions on the Fund's                            prospectus.  Therefore,  it  should  be read only in
  Investments                                     2     conjunction  with the Class A Prospectus,  which can
Additional Risks & Information                          be   requested   from   the  Fund  by   writing   or
   Concerning Certain Investment                        telephoning  as indicated  above.  This Statement of
    Techniques                                    4     Additional   Information  relates  to  the  Class  A
Portfolio Transactions & Brokerage               12     Prospectus for the Fund dated April 29, 2000.
Principal Shareholders                           13
Officers and Trustees of the Fund                13     Class  A  is  offered  to  members  of  the  general
Investment Adviser                               15     public.  The Fund also offers Class R shares,  which
Sub-Adviser                                      15     are  available  only to  tax-exempt  retirement  and
Plan of Distribution and Principal                      benefits   plans  of  Amway   Corporation   and  its
  Underwriter                                    16     affiliates.  Information  about Class R is contained
Administrative Agreement                         16     in the Class R  prospectus  dated  April  29,  2000,
Transfer Agent                                   17     which is available upon request.
Custodian                                        17
Auditors                                         17
Pricing of Fund Shares                           17
Purchase of Shares                               18
How Shares are Redeemed                          18
Exchange Privilege                               19
Additional Account Policies                      19           The date of this Statement of Additional
Internet Address                                 19                Information is April 29, 2000.
Federal Income Tax                               20
Investment Performance Information               20
Reports to Shareholders and Annual Audit         20





Printed in U.S.A.

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

                               ACTIVA MUTUAL FUND

ORGANIZATION OF THE FUND
--------------------------------------------------------------------------------
   The Fund is a series of Activa Mutual Fund Trust, an open-end diversified management investment company which was organized as a Delaware business trust on February 2, 1998. The Fund is the successor of Amway Mutual Fund, Inc., which was organized as a Delaware corporation on February 13, 1970.
   The Declaration of Trust authorizes the Trustees to create additional series and to issue an unlimited number of units of beneficial interest, or "shares." The Trustees are also authorized to issue different classes of shares of any series. No series which may be issued by the Trust is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series.
   Shares of beneficial interest of Class A are offered to members of the general public. When issued, shares of Class A will be fully paid and non-assessable. The Board of Trustees of the Fund has authorized Class R, which is offered to tax-exempt retirement and benefit plans of Amway Corporation and its affiliates. Each share of Class A and Class R will represent an equal proportionate interest in the Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that (a) expenses allocated to a particular Class ("Class Expenses") will be borne solely by that Class, and (b) each Class will have exclusive voting rights with respect to matters affecting only that Class. Examples of Class Expenses include: (1) Rule 12b-1fees, (2) transfer agent and shareholder services fees attributable to a specified Class, (3) stationary, printing, postage, and delivery expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a Class, (4) Blue Sky registration fees incurred by a Class, (5) SEC registration fees incurred by a Class, (6) trustees' fees or expenses incurred as a result of issues relating to one Class, (8) accounting fees relating solely to one Class, (9) litigation expenses and legal fees and expenses relating to a particular Class, and (10) expenses incurred in connection with shareholders meetings as a result of issues relating to one Class. Shares are freely transferable and have no preemptive, subscription or conversion rights.
   The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust, and such other matters as may be determined or as may be required by law. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. In the event a meeting of shareholders is held, shareholders will be entitled to one vote for each dollar of net asset value (or a proportionate fractional vote with respect to fractional dollar amounts) on all matters presented to shareholders, including the election of Trustees.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------
   The primary investment objective of the Fund is capital appreciation. The Fund will attempt to meet its objectives by investing primarily in stocks and convertible securities that the Fund believes have long term gorwth potential. Income may be a factor in portfolio selection but is secondary to the principal objective. The Fund's policy is to invest in a broadly diversified portfolio and not to concentrate investments in a particular industry or group of industries.

FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

   The Fund :

     1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.
     2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. This restriction does not apply to instruments considered to be domestic bank money market instruments.
     3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;
     4. May not borrow money, except to the extent permitted by applicable law;
     5. May not underwrite securities or other issues, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;
     6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and
          (b) invest in securities or other instruments issued by issuers that invest in real estate;
     7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and
     8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
   The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund's Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.
   Not withstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.
   There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.
   In view of the Fund's investment objective of capital appreciation, with income as a secondary objective, the Fund intends to purchase securities for long-term or short-term profits, as appropriate. Securities will be disposed of in situations where, in management's opinion, such potential is no longer feasible or the risk of decline in the market price is too great. Therefore, in order to achieve the Fund's objectives, the purchase and sale of securities will be made without regard to the length of time the security is to be held. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions.

ADDITIONAL RISKS AND INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------
   DERIVATIVES.
   ------------
   The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by Ark Asset Management Company (the "Sub-Adviser") to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.
   Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Sub-Adviser anticipates unusually high or low market volatility.
   The Sub-Adviser may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

   FUTURE CONTRACTS.
   -----------------
   Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.
   The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.
   Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.
   At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

   In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

   OPTION
   ------
   The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.
   Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.
   The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees or risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.
   The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.
   Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receiver an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
   A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

   OPTIONS ON FUTURES CONTRACTS
   ----------------------------
   An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

   LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY
   -----------------------------------------------------
   The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

   As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.
   Nonhedging strategies typically involve special risks. The profitability of the Fund's nonhedging strategies will depend of the Sub-Adviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.
   Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market thereof. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures positions prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

   SHORT SALES AGAINST THE BOX
   ---------------------------
   The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

   SWAP ARRANGEMENTS
   -----------------
   The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.
   The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.
   Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

   These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

   REPURCHASE AGREEMENTS.
   ----------------------
   The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired-security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets. To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the Fund's investment restrictions which otherwise limit the amount of the Fund's total assets which may be invested in one issuer or industry.

   REVERSE REPURCHASE AGREEMENTS.
   ------------------------------
   The Fund may enter into reverse repurchase agreements. However, the Fund may not engage in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.
   When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

   WHEN-ISSUED SECURITIES.
   -----------------------
   The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

   RESTRICTED SECURITIES.
   ----------------------
   It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.
   Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

   FOREIGN INVESTMENTS.
   --------------------
   The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.
   ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issues by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.
   ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.
   The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or exporpriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.
   These risks are usually higher in less-develop countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economics that are based on only a few industries. The Fund may invest in the securities of issuers in countries with less developed economics as deemed appropriate by the Sub-Adviser. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economics.

   CURRENCY TRANSACTIONS.
   ----------------------
   The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

   SECURITIES LENDING.
   -------------------
   The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investment of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.
   The Fund may receive a lending fee and will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery which are deemed by the Sub-Adviser or its agents to be of good financial standing.

   SHORT-TERM TRADING.
   -------------------
   The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.

   TEMPORARY AND DEFENSIVE INVESTMENTS.
   ------------------------------------
   The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Sub-Adviser, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard &

Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

   INDUSTRY CLASSIFICATIONS.
   -------------------------
   For purposes of fundamental investment restrictions regarding industry concentration, the Sub-Adviser may classify by industry in accordance with classification set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if the Sub-Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issue make it more appropriately considered to be engaged in a different industry, the Sub-Adviser may classify accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents.

   OTHER INVESTMENT COMPANIES
   --------------------------
   The Fund may invest in securities of other investment companies, including affiliated investment companies, such as open- or closed-end management investment companies, hub and spoke (master/feeder) funds, pooled accounts or other similar, collective investment vehicles. As a shareholder of an investment company, the Fund may indirectly bear service and other fees in addition to the fees the Fund pays its service providers. Similarly, other investment companies may invest in the Fund. Other investment companies that invest in the Fund may hold significant portions of the Fund and materially affect the sale and redemption of Fund shares and the Fund's portfolio transactions.

   DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS
   -----------------------------------------------
   The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.
       U.S. Government and Related Securities. U.S.Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

     o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

     o obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

     o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

   U.S. Government Securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.
   U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.
   In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" (TIGRs") and "Certificates of Accrual on Treasury Securities ("CATS"), and may be deemed U.S. Government securities.
   The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

   BANK MONEY INVESTMENTS
   ----------------------
   Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.
   U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

   SHORT-TERM CORPORATE DEBT INSTRUMENTS
   -------------------------------------
   Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

   ZERO AND STEP COUPON SECURITIES
   -------------------------------
   Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consist of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The market value of such securities may be more volatile than that of securities which pay interest at regular intervals.

   COMMERCIAL PAPER RATINGS
   ------------------------
   Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's, within comparable categories of other rating agencies or considered to be of comparable quality by the Sub-Adviser.
   Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong positions within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)
   The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.
   In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------
   It is the policy of the Fund when purchasing and selling portfolio securities to obtain the highest possible price on sales and the lowest possible price on purchases of securities, consistent with the best execution of portfolio transactions. Activa Asset Management, LLC, the ("Investment Adviser"), or the Sub-Advisers will select the brokers and resulting allocation of brokerage commission; but, the Investment Adviser's practice is subject to review by the Board of Trustees of the Fund, which has the primary responsibility in this regard, and must be consistent with the policies stated above.
   The Investment Adviser and Sub-Adviser, in effecting purchases and sales of portfolio securities for the account of the Fund, will implement the Fund's policy of seeking best execution of orders, which includes best net prices. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity, and nature of each firm's professional services which include execution, clearance procedures, wire service quotations, research information, statistical, and other services provided to the Fund, Adviser, and the Sub-Adviser. Any research benefits derived by the Sub-Adviser are available to all clients of the Sub-Adviser. Since research information, statistical and other services are only supplementary to the research efforts of the Sub-Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce expenses.
   Also, subject to the policy of seeking best price and execution of orders, certain Fund expenses may be paid through the use of directed brokerage commissions. While the Sub-Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees of the Fund.

   During the years ended December 31, 1999, 1998, and 1997, the Fund paid total brokerage commissions on purchase and sale of portfolio securities of $730,824, $358,825, and $301,990, respectively. Transactions in the amount of $113,640,730, involving commissions of approximately $142,616, were directed to brokers because of research services provided during 1999. During the calendar year ended December 31, 1999 the portfolio turnover rate was 144.5% which was an increase over the previous year's rate of 101.1% resulting from the change in the Fund's sub-adviser and the restructuring of the Fund's portfolio.
   The Sub-Adviser furnishes investment advice to other clients. The other accounts may also make investments in the same investment securities and at the same time as the Fund. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to amount and price in a manner considered equitable to each, so that each receives, to the extent practicable, the average price of such transactions, which may or may not be beneficial to the Fund. The Board of Trustees of the Fund believes that the benefits of the Sub-Adviser's organization outweigh any limitations that may arise from simultaneous transactions.
   The Fund may acquire securities of brokers who execute the Fund's portfolio transactions. As of December 31, 1999, the Fund owned no such securities.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------
   Amway Corporation indirectly, as of February 18, 2000, owned 842,738 shares, or 3.43%, of the outstanding shares of the Fund. Jay Van Andel and Richard M. DeVos are controlling persons of Amway Corporation since they own, together with their spouses, substantially all of its outstanding securities. Amway Corporation is a Michigan manufacturer and direct selling distributor of home care and personal care products. Jay Van Andel owns all the outstanding securities of JVA Properties Corporation, the General Partner for JVA Enterprises Limited Partnership, which owns, as of February 18, 2000, 7,477,289 shares, or 30.43%, of the outstanding shares of the Fund. The Jay and Betty Van Andel Foundation, as of February 18, 2000 owns 1,919,507 shares, or 7.81%, of the outstanding shares of the Fund. No other person is known by the Fund to own of record or beneficially 5% or more of the Fund's shares.
   As noted above, Jay Van Andel together with his spouse beneficially owns more than 25% of the Fund's voting securities. Accordingly, he may be deemed to control the Fund.
   If any of the Fund's principal shareholders were to substantially reduce its investment in the Fund, it could have an adverse effect on the Fund by decreasing the size of the Fund and by causing the Fund to incur brokerage charges in connection with the redemption of the Fund's shares.

OFFICERS AND TRUSTEES OF THE FUND
--------------------------------------------------------------------------------
   The business affairs of the fund are managed and under the direction of the Board of Trustees. The following are the Officers and Trustees of the Fund or the Adviser or both, together with their principal occupations during the past five years:

Name and Address     Age         Office Held           Principal Occupation Last Five Years
----------------     ---         -----------           ------------------------------------

Richard A. DeWitt    86    Trustee of the Fund         President, DeWitt Land and
10001 Buttonwood Way                                   Cattle Company (investments
Tequesta, Florida 33469                                in land and cattle)


Allan D. Engel*      48    Trustee, Vice President,    Vice President, Real Estate
2905 Lucerne SE,           Secretary and Assistant     Operations-Enterprise Capital,
Suite 200                  Treasurer of the Fund;      Inc. Formerly, Sr. Manager,
Grand Rapids, Michigan     President, and Secretary    Investments and Real Estate,
49546                      of the Investment Adviser.  Amway Corporation. Director,
                                                       President and Secretary of
                                                       Amway Management Company (1981-1999).
                                                       Trustee, Vice President and Secretary,
                                                       Amway Mutual Fund (1981- 1999).


                                       13

Name and Address     Age         Office Held           Principal Occupation Last Five Years
----------------     ---         -----------           ------------------------------------

Donald H. Johnson    70    Trustee of the Fund         Retired, Former Vice President-Treasurer,
19017 Vintage Trace Circle                             SPX Corporation (Designs, manufactures
Fort Myers, Florida                                    and markets products and services for the
33912                                                  motor vehicle industry), 1986 to 1994.

Walter T. Jones      58    Trustee of the Fund         Retired, Former Senior Vice
936 Sycamore Ave.                                      President-Chief Financial
Holland, Michigan                                      Officer, Prince Corporation.
49424

James J. Rosloniec*  55    Trustee, President and      President & Chief Operating
2905 Lucerne SE            Treasurer of the Fund.      JVA Enterprises, LLC.
Suite 200                                              President, Chief Executive Officer
Grand Rapids, Michigan                                 and Director, Enterprise
49546                                                  Capital, Inc. Formerly, Vice
                                                       President-Audit and Control,
                                                       Amway Corporation (1991-2000). Director,
                                                       Vice President and Treasurer of Amway
                                                       Management Company (1984-1999). Trustee,
                                                       President and Treasurer, Amway Mutual
                                                       Fund, (1981-1999).

Richard E. Wayman    65    Trustee of the Fund         Retired, Former Finance
24578 Rutherford                                       Director, Amway Corporation,
Ramona, California                                     1976 to 1996
92065

                                                   Pension or
                                                   ----------
      Name of Person,          Trustee             Retirement          Estimated Annual Total Compensation
      ---------------          -------             ----------          ---------------- ------------------
         Position            Compensation      Benefits Accrued as         Benefits      Paid to Trustees
         --------            ------------      -------------------         --------      ----------------
                                                  Part of Fund          Upon Retirement
                                                  ------------          ---------------
                                                   Expenses
                                                   --------
Richard A. DeWitt               $8,000                -0-                     -0-          $8,000
Trustee
Allan D. Engel*                 $8,000                                        -0-          $8,000
Trustee
Donald H. Johnson               $8,000                -0-                     -0-          $8,000
Trustee
Walter T. Jones                 $8,000                -0-                     -0-          $8,000
Trustee
James J. Rosloniec              $8,000                -0-                     -0-          $8,000
Trustee
Richard E. Wayman               $8,000                -0-                     -0-          $8,000
Trustee

   *These Trustees are interested persons under the Investment Company Act of 1940, as amended.

   All Officers and certain Trustees of the Fund and the Investment Adviser are affiliated with Amway Corporation. The Officers serve without compensation from the Fund. Fees paid to all Trustees during the year ended December 31, 1999, amounted to $48,000. Under the Administrative Agreement, the Investment Adviser pays the fees of the Trustees of the Fund. The Trustees and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund. The Adviser also serves as the Fund's principal underwriter (see "Distribution of Shares").

INVESTMENT ADVISER
--------------------------------------------------------------------------------
   The Fund has entered into an Investment Advisory Contract ("Contract") with Activa Asset Management, LLC (the "Investment Adviser or Activa"). Under the Contract, the Investment Adviser sets overall investment strategies for the Fund and monitors and evaluates the investment performance of the Fund's Sub-Adviser, including compliance with the investment objectives, policies and restrictions of the Fund. If the Investment Adviser believes it is in the Fund's best interests, it may recommend that additional or alternative Sub-Advisers be retained on behalf of the Fund. If more than one Sub-Adviser is retained, the Investment Adviser will recommend to the Fund's Trustees how the Fund's assets should be allocated or reallocated from time to time, among the Sub-Advisers.
   The Investment Adviser and the Fund have received an exemptive order from the Securities and Exchange Commission with respect to certain provisions of the Investment Company Act. Except for the exemptive order these provisions would require that any change of Sub-Advisers be submitted to the Fund's shareholders for approval. Pursuant to the exemptive order, any change in the Fund's Sub-Advisers must be approved by the Fund's Trustees, including a majority of the Fund's independent Trustees. If the Fund hires a new or an additional Sub-Adviser, information about the new Sub-Adviser will be provided to the Fund's shareholders within 90 days.
   The Investment Advisory Agreement between the Fund and the Investment Adviser became effective on September 1, 1999. For providing services under this contract, the Investment Adviser is to receive compensation payable quarterly, at the annual rate of 0.65% of 1% on the first $100,000,000 of average daily net assets of the Fund, 0.60% on the next $50,000,000 in assets, and 0.55% on the next $50,000,000 in assets. When the Fund's assets reach $200,000,000 the rate shall be 0.60% on assets up to $200,000,000, and 0.55% on assets in excess of $200,000,000, so long as the Fund continues to have at least $200,000,000 in assets. The fees paid by the Fund the Investment Adviser during the year ended December 31, 1999 were $391,047.
   Effective December 30, 1999, Wellington Management Company, LLP became the Fund's new Sub-Adviser. The compensation schedule under the new Sub-Advisory Agreement, which is further described below, provides for a reduction in Sub-Advisory fees as the size of the Fund's assets increases. The new Sub-Advisory agreement, compared to the Fund's prior sub-advisory agreement, provides for lower sub-advisory fees so long as the Fund's assets exceed approximately $78,000,000. In order to give the Fund the benefit of this reduction in fees, the Investment Adviser has agreed to waiver its Investment Advisory fees to the extent necessary so that its fees equal the lesser of (a) the amount otherwise payable under the Investment Advisory Agreement, and (b) the amount payable under the new Sub-Advisory Agreement, plus .20% of average net assets.
   Prior to September 1, 1999, Amway Management Company ("AMC") served as the Fund's investment adviser. Pursuant to an Advisory and Service Contract between the Fund and AMC, AMC provided certain administrative services to the Fund. The fees paid by the Fund to AMC pursuant to this contract during the years ended December 31, 1999, 1998, and 1997, were $671,045, $864,715, and $727,102, respectively.
   Members of the families of Jay Van Andel and Richard M. DeVos indirectly own substantially all of the outstanding ownership interests of Activa. Members of these families also indirectly own substantially all of the outstanding securities of AMC.

SUB-ADVISER
--------------------------------------------------------------------------------
   Effective December 30, 1999 a Sub-Advisory Agreement has been entered into between the Investment Adviser and Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts (Sub-Adviser). Under the Sub-Advisory Agreement, the Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Trustees of the Fund, and to the provisions of the Fund's current Prospectus. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account, except when otherwise specifically directed by the Fund or the Adviser. The fees of the Sub-Adviser are paid by the Investment Adviser, not the Fund.
   As compensation for its services as the Fund's new Sub-Adviser, Wellington Management will receive a fee from the Fund's Investment Adviser at the annual rate of 0.30% of the first $350 million of average daily net assets of the Fund, and 0.25% of the assets in excess of $350 million; the minimum annual fee shall be $350,000. The annual compensation formerly paid by the Investment Adviser to Ark Asset Management Co., Inc. was 0.35% of Fund assets in excess of $200 million; larger percentage fees (up to a maximum of 0.45%) were paid if the Fund's assets were less than $200 million. The fees paid by the Investment Adviser to the Sub-Adviser during the years ended December 31, 1999, 1998, and 1997 were $806,398, $702,560, and $594,900, respectively.

PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------
   The Trust has adopted a Plan and Agreement of Distribution ("Distribution Plan"). Under the Distribution Plan, Activa provides shareholder services and services in connection with the sale and distribution of the Fund's shares and is compensated at a maximum annual rate of 0.25 of 1% of the average daily net assets of the Fund. The maximum amount presently authorized by the Fund's Board of Trustees is 0.15 of 1% of the average daily net assets of the Fund. Since these fees are paid from Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Prior to September 1, 1999 AMC provided services pursuant to the Distribution Plan.
   During 1999 the Fund paid $506,232 to Activa for the services which it provided pursuant to the Distribution Plan. The services included printing and mailing of prospectuses ($103,570) and general and administrative services ($402,662). The latter included activities of Activa's office personnel which are related to marketing, registration of the Fund's securities under the federal securities laws, and registration of Activa as a broker-dealer under federal and state securities laws. Since the Distribution Plan is a compensation plan, amounts paid under the plan may exceed Activa's actual expenses.
   Amounts received by Activa pursuant to the Distribution Plan may be retained by Activa as compensation for its services, or paid to other investment professionals who provide services in connection with the distribution of Fund shares. The Trustees will review the services provided and compensation paid pursuant to the Distribution Plan no less often than quarterly.
   Most of the activities financed by the Distribution Plan are related to the distribution of all of the funds in the Activa family of mutual funds. Other activities may be related to the distribution of a particular fund. Each Activa mutual fund (other than the Money Market Fund) contributes the same percentage of its average net assets to the Distribution Plan. The Money Market Fund does not presently participate in the Distribution Plan.
   Activa serves as the exclusive agent for sales of the Fund's shares pursuant to a Principal Underwriting Agreement. Previously Amway Management Company served as the Fund's Principal Underwriter. Prior to April 22, 1998, the Principal Underwriter received a sales commission of 3% of the offering price of the Fund's shares. The sales commission was eliminated when the Fund adopted the Distribution Plan. During the years ended December 31, 1998 and 1997, AMC received sales commissions of $473,151 and $513,417, respectively. The only compensation currently received by the Adviser in connection with the sale of Fund shares is pursuant to the Distribution Plan.

ADMINISTRATIVE AGREEMENT
--------------------------------------------------------------------------------
   Pursuant to the Administrative Agreement between the Fund and the Investment Adviser, the Investment Adviser provides specified assistance to the Fund with respect to compliance matters, taxes and accounting, the provision of legal services, meetings of the Fund's Trustees and shareholders, and preparation of the Fund's registration statement and other filings with the Securities and Exchange Commission. In addition, the Investment Adviser pays the fees of the Fund's Trustees, and the salaries and fees of all of the Fund's Trustees and officers who devote part or all of their time to the affairs of the Investment Adviser. For providing these services the Investment Adviser receives a fee, payable quarterly, at the annual rate of 0.15% of the Fund's average daily assets beginning September 1, 1999. During the year ended December 31, 1999, total payments were $97,811.
   The Administrative Agreement provides that Activa is only responsible for paying such fees and expenses and providing such services as are specified in the agreement. The Fund is responsible for all other expenses including (i) expenses of maintaining the Fund and continuing its existence; (ii) registration of the Trust under the Investment Company Act of 1940; (iii) commissions, fees and other expenses connected with the acquisition, disposition and valuation of securities and other investments; (iv) auditing, accounting and legal expenses;
(v) taxes and interest; (vi) government fees; (vii) expenses of issue, sale, repurchase and redemption of shares; (viii) expenses of registering and qualifying the Trust, the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors; (ix) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and sub-custodians for all services to the Trust (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiv) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to shareholders approved by the Trustees of the Trust; and (xvii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.
   Activa has provided administration to the Fund since September 1, 1999. Administrative services were previously provided to the Fund by AMC pursuant to the Advisory and Service Agreement between the Fund and AMC. See "Investment Adviser."
   The Fund has entered into an agreement with Bisys Fund Services Ohio, Inc. ("Bisys") whereby Bisys provides a portfolio accounting and information system for portfolio management for the maintenance of records and processing of information which is needed daily in the determination of the net asset value of the Fund.

TRANSFER AGENT
--------------------------------------------------------------------------------
   Under a separate contract, the functions of the Transfer Agent and Dividend Disbursing Agent are performed by Activa Asset Management LLC, Grand Rapids, Michigan, which acts as the Fund's agent for transfer of the Fund's shares and for payment of dividends and capital gain distributions to shareholders.
   In return for its services, the Fund pays the Transfer Agent, a fee of $1.167 per account in existence during the month, payable monthly, less earnings in the redemption liquidity account after deducting bank fees, if any. The fee schedule is reviewed annually by the Board of Trustees.

CUSTODIAN
--------------------------------------------------------------------------------
   The portfolio securities of the Fund are held, pursuant to a Custodian Agreement, by Northern Trust Company, 50 South LaSalle, Chicago, Illinois, as Custodian. The Custodian performs no managerial or policymaking functions for the Fund.

AUDITORS
--------------------------------------------------------------------------------
   BDO Seidman, LLP, 99 Monroe Avenue, N.W., Suite 800, Grand Rapids, Michigan, are the independent certified public accountants for the Fund. Services include an annual audit of the Fund's financial statements, tax return preparation, and review of certain filings with the SEC.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
      The net asset value of the Fund's shares is determined by dividing the total current value of the assets of the Fund, less its liabilities, by the number of shares outstanding at that time. This determination is made at the close of business of the New York Stock Exchange, usually 4:00 P.M. Eastern time, on each business day on which that Exchange is open. Shares will not be priced on national holidays or other days on which the New York Stock Exchange is closed for trading.
   The Fund's investments are generally valued at current market value. If market quotations are not readily available, the Fund's investments will be valued at fair value as determined by the Fund's Board of Trustees.
   The Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption charge by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail, telephone or telegram. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information.

PURCHASE OF SHARES
--------------------------------------------------------------------------------
   In order to purchase shares for a new account, the completion of an application form is required. The minimum initial investment is $500 or more. Additional investments of $50 or more can be made in your account at any time by using the lower portion of your account statement. Checks should be made payable to "Activa Asset Management LLC" and mailed to 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. Third party checks will not be accepted.
   All purchases will be made at the Net Asset Value per share net calculated after the Fund receives your investment and application in proper form.

HOW SHARES ARE REDEEMED
--------------------------------------------------------------------------------
   Each Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption charge by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Shares can be redeemed by the mail, telephone or telegram. If the value of your account is $10,000 or more, you may arrange to receive periodic cash payments. Please contact the Fund for more information. Redemption proceeds may be delayed until investments credited to your account have been received and collected.

BY MAIL:
-------
   When redeeming by mail, when no certificates have been issued, send a written request for redemption to Activa Asset Management LLC, 2905 Lucerne SE, Suite 200, Grand Rapids, Michigan 49546. The request must state the dollar amount or shares to be redeemed, including your account number and the signature of each account owner, signed exactly as your name appears on the records of the Fund. If a certificate has been issued to you for the shares being redeemed, the certificate (endorsed or accompanied by a signed stock power) must accompany your redemption request, with your signature guaranteed by a bank, broker, or other acceptable financial institution. Additional documents will be required for corporations, trusts, partnerships, retirement plans, individual retirement accounts and profit sharing plans.

BY PHONE:
--------
   At the time of your investment in the Fund, or subsequently, you may elect on the Fund's application to authorize the telephone or telegram exchange or redemption option. You may redeem shares under this option by calling the Fund at the number indicated on the front of this Prospectus on any business day. Requests received after 4:00 p.m. when the market has closed will receive the next day's price. By establishing the telephone or telegram exchange or redemption option, you authorize the Transfer Agent to honor any telephone or telegram exchange or redemption request from any person representing themselves to be the investor. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges or redemptions unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before redeeming by the telephone and telegram exchange and cannot be in certificate form unless the certificate is tendered with the request for redemption. Certificated shares cannot be redeemed by the telephone and telegram exchange. All redemption proceeds will be forwarded to the address of record or bank designated on the account application.
   The Transfer Agent and the Fund have reserved the right to change, modify, or terminate the telephone or telegram exchange or redemption option at any time. Before this option is effective for a corporation, partnership, or other organizations, additional documents may be required. This option is not available for Profit-Sharing Trust and Individual Retirement Accounts. The Fund and the Transfer Agent disclaim responsibility for verifying the authenticity of telephone and telegram exchange or redemption requests which are made in accordance with the procedures approved by shareholders.

SPECIAL CIRCUMSTANCES:
---------------------
   In some circumstances a signature guarantee may be required before shares are redeemed. These circumstances include a change in the address for an account within the last 30 days, a request to send the proceeds to a different payee or address from that listed for the account, or a redemption request for $100,000 or more. A signature guarantee may be obtained from a bank, broker, or other acceptable financial institution. If a signature guarantee is required, we suggest that you call us to ensure that the signature guarantee and redemption request will be processed correctly.
   Payment for redeemed shares is normally made by check and mailed within three days thereafter. However, under the Investment Company Act of 1940, the right of redemption may be suspended or the date of payment postponed for more than seven days: (1) for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings; (2) when trading on the New York Stock Exchange is restricted, as determined by the SEC; (3) when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of its securities or determine the value of its net assets; or (4) for such other period as the SEC may by order permit for the protection of the shareholders. During such a period, a shareholder may withdraw his request for redemption or receive the net asset value next computed when regular trading resumes.
   The Fund has filed with the SEC an election to pay for all redeemed shares in cash up to a limit, as to any one shareholder during any 90-day periods, of $250,000 or 1% of the net asset value of the Fund, whichever is less. Beyond that limit, the Fund is permitted to pay the redemption price wholly or partly "in kind," that is, by distribution of portfolio securities held by the Fund. This would occur only upon specific authorization by the Board of Trustees when, in their judgment, unusual circumstances make it advisable. It is unlikely that this will ever happen, but if it does, you will incur a brokerage charge in converting the securities received in this manner into cash. Portfolio securities distributed "in kind" will be valued as they are valued for the determination of the net asset value of the Fund's shares.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------
   Shares of each Fund may be exchanged for shares of any other Activa Fund.
   The above described Exchange Privilege may be exercised by sending written instruction to the Transfer Agent. See "How Shares Are Redeemed" for applicable signatures and signature guarantee requirements. Shareholders may authorize telephone or telegram exchanges or redemptions by making an election on your application. Procedures required by the Fund to ensure that a shareholder's requested telephone or telegram transaction is genuine include identification by the shareholder of the account by number, recording of the requested transaction and sending a written confirmation to shareholders reporting the requested transaction. The Fund is not responsible for unauthorized telephone or telegram exchanges unless the Fund fails to follow these procedures. Shares must be owned for 10 business days before exchanging and cannot be in certificate form unless the certificate is tendered with the request for exchange. Exchanges will be accepted only if the registration of the two accounts is identical. Exchange redemptions and purchases are effected on the basis of the net asset value next determined after receipt of the request in proper order by the Fund. In the case of exchanges into the Money Market Fund, dividends generally commence on the following business day. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss.

ADDITIONAL ACCOUNT POLICIES
--------------------------------------------------------------------------------
   If the value of your account falls below $100, the Fund may mail you a notice asking you to bring the account back to $100 or close it out. If you do not take action within 60 days, the Fund may sell your shares and mail the proceeds to you at the address of record.
   The Fund does not permit market-timing or other abusive trading practices. Excessive, short-term (market-timing) and other abusive trading practices may disrupt portfolio trading strategies and harm Fund performance. To minimize harm to the Fund and its shareholders, each Fund reserves the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading.

INTERNET ADDRESS
--------------------------------------------------------------------------------
   Activa's Web site is located at activafunds.com. Our Web site offers further information about the Activa Funds.

FEDERAL INCOME TAX
--------------------------------------------------------------------------------
   The Fund intends to continue to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to investment companies. As the result of paying to its shareholders as dividends and distributions substantially all net investment income and realized capital gains, the Fund will be relieved of substantially all Federal income tax.
   For Federal income tax purposes, distributions of net investment income and any capital gains will be taxable to shareholders. Distributions of net investment income will normally qualify for the 70% deduction for dividends received by corporations. After the last dividend and capital gains distribution in each year, the Fund will send you a statement of the amount of the income and capital gains which you should report on your Federal income tax return. Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or reinvested in additional shares of the Fund. Qualified long-term capital gain dividends received by individual shareholders are taxed a maximum rate of 20%.
   In addition, shareholders may realize a capital gain or loss when shares are redeemed. For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually. However, because the tax treatment also depends on the purchase price and a shareholder's personal tax position, you should also keep your regular account statements to use in determining your tax.
   On the record date for a distribution, the Fund's share value is reduced by the amount of the distribution. If a shareholder buys shares just before the record date ("buying a dividend"), they will pay the full price for the shares, and then receive a portion of the price back as a taxable distribution.
   Also, under the Code, a 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ended December 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the prior calendar year, minus any overdistribution in the prior calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.
   Under certain circumstances, the Fund will be required to withhold 31% of a shareholder's distribution or redemption from the Fund. These circumstances include failure by the shareholder to furnish the Fund with a proper taxpayer identification number; notification of the Fund by the Secretary of the Treasury that a taxpayer identification number is incorrect, or that withholding should commence as a result of the shareholder's failure to report interest and dividends; and failure of the shareholder to certify, under penalties of perjury, that he is not subject to withholding. In this regard, failure of a shareholder who is a foreign resident to certify that he is a nonresident alien may result in 31% of his redemption proceeds and 31% of his capital gain distribution being withheld. In addition, such a foreign resident may be subject to a 30% or less, as prescribed by an applicable tax treaty, withholding tax on ordinary income dividends distributed unless he qualifies for relief under an applicable tax treaty.
   Trustees of qualified retirement plans are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRA's or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA. Shareholders should consult their tax adviser regarding the 20% withholding requirement.
   Prior to purchasing shares of the Fund, the impact of any dividends or capital gain distributions which are about to be declared should be carefully considered. Any such dividends and capital gain distributions declared shortly after you purchase shares will have the effect of reducing the per share net asset value of your shares by the amount of dividends or distributions on the ex-dividend date. All or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.
   Each shareholder is advised to consult with his tax adviser regarding the treatment of distributions to him under various state and local income tax laws.

INVESTMENT PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
   Following is the average annual total return percentages for one, five and ten years for the Fund for annual periods ended December 31, 1999.

   AVERAGE ANNUAL TOTAL
   RETURN FOR THE PERIODS             PAST          PAST           PAST
   ENDED DECEMBER 31, 1999           1 YEAR        5 YEARS       10 YEARS
                      ----
--------------------------------------------------------------------------------
   ACTIVA VALUE FUND                  -6.70%       15.15%          11.90%
   RUSSELL 1000 VALUE                  7.35%       23.07%          15.60%
   S&P 500*                           21.04%       28.54%          18.20%

   *The S&P 500 Index represents an unmanaged index generally representative of the U.S. stock market. The Value Index represents a composite of value stocks representative of the Fund's investment objectives and strategies which is compiled independently by the Frank Russell Companies. Neither index is impacted by Fund operating expenses.
   Total return performance for the Fund is calculated by making an initial investment of $1,000 at the beginning of the period, in the Fund's shares at the net asset value (without sales charge) and reinvesting all ordinary income dividends and capital gain distributions paid during the period in additional shares at net asset value per share on the reinvestment dates. The illustration includes recurring expenses incurred by all shareholder accounts and not those incurred for specific shareholder purposes such as bank fees for wire transfers, Individual Retirement Accounts, or Profit-Sharing Trusts.
   The average annual total return for the Fund for a specific period is found by dividing the ending total value by the cost of the initial investment for the period and taking this quotient to the Nth root, then subtracting 1 (N represents the number of years in the period). The average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Such calculation is with all ordinary income dividends and capital gain distributions reinvested at net asset value exclusive of sales charges. No adjustment has been made for any income taxes payable by shareholders on ordinary income dividends and capital gain distributions accepted in shares which are payable by shareholders in the tax year received.
   Average annual total return percentages of the Fund will vary and the publication of performance results is not a representation as to future investment performance. Factors affecting the Fund's performance include general market conditions, operating expenses and investment management. Net asset values of the Fund will fluctuate. Additional information about the performance of the Fund is contained in the Annual Shareholders Report which can be obtained without charge.

REPORTS TO SHAREHOLDERS AND ANNUAL AUDIT
--------------------------------------------------------------------------------
   The Fund's year begins on January 1 and ends on December 31. At least semiannually, the shareholders of the Fund receive reports, pursuant to applicable laws and regulations, containing financial information. The annual shareholders report is incorporated by reference into the Statement of Additional Information. The cost of printing and distribution of such reports to shareholders is borne by the Fund.
   At least once during each year, the Fund is audited by independent certified public accountants appointed by resolution of the Board and approved by the shareholders. The fees and expenses of the auditors are paid by the Fund.
   The financial statements for the Fund are contained in the Fund's 1998 Annual Report to Shareholders along with additional information about the performance of the Fund, which is incorporated herein by reference and may be obtained by writing or calling the Fund.

                                                        ========================
                                                          Activa
                                                          Value
ACTIVA VALUE FUND                                         Fund
(a Series of Activa Mutual Fund Trust)
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan  49546
(616) 787-6288
(800) 346-2670
                                                              Statement of
                                                         Additional Information



                                                             April 29, 2000




                                                        ACTIVA MUTUAL FUND LOGO








Printed in U.S.A.

                                                        ========================